(Cover)

Excel
---------------------------
CHOICE (SM)
(the above is printed in very large letters)

(Centered on the cover is a graphic collage: upper right half shows the top and two sides of a cube. On the top of the cube there is a sky w/clouds; a house scene is on the left; and city skyscraper buildings are on right. Under the cube is the upper third of a globe. Next to the globe are two sides of a pyramid showing portions of a dollar bill.)


(Union Central logo)
Union Central

May 1, 1999 Prospectuses
-------------------------------------
Carillon Life Account of The Union Central Life Insurance
Company
Carillon Fund, Inc.
MFS Variable Insurance Trust
Scudder Variable Life Investment Fund
American Century Variable Portfolios, Inc.
Templeton Variable Products Series Fund


Distributed by: Carillon Investments, Inc.
P.O. Box 40409, Cincinnati, Ohio 45240

[For New York Prospectuses only, the following Supplement will be included:]

EXCEL CHOICE:  Insert in first section, Carillon Life Account
1999 Prospectus.


                SUPPLEMENT DATED MAY 1, 1999
           TO THE PROSPECTUS DATED MAY 1, 1999 OF
                    CARILLON LIFE ACCOUNT


Effective May 1, 1999, the prospectus for Carillon Life Account dated May 1, 1999 (the "Prospectus") is amended by including as a part thereof the following information regarding policies issued in the State of New York:

1. The annual percentage limit on transfers from the guaranteed account is changed from 20% to 25%. (See "Transfer
Privilege" on page 15 of the Prospectus, and "Transfers from the Guaranteed Account" on page 17 of the Prospectus.)

2. The maximum monthly administrative charge applicable after the first policy year is changed from $10 to $7.50. (See
"Monthly Administrative Charge" on page 19 of the Prospectus.)

3. Two rider benefits - the Guaranteed Death Benefit Rider and the Total Disability Benefit Rider-Policy Continuation to
Maturity Date Not Guaranteed - are currently not available.


The foregoing provisions are only applicable to policies issued in the State of New York.


New York Variations
May 1, 1999

            SUPPLEMENT DATED MAY 1, 1999
        TO THE PROSPECTUS DATED MAY 1, 1999
                CARILLON LIFE ACCOUNT

Effective May 1, 1999, the prospectus for Carillon Life Account dated May 1, 1999 is amended by including as a part thereof the following information:

In March, 1999, we filed a request for an order of the Securities and Exchange Commission ("SEC") permitting us to substitute alternative subaccounts and their underlying mutual fund portfolios ("substituted options") for existing subaccounts and portfolios that we propose to cease operating as investment options under your contract ("eliminated options"). If you have values allocated to an eliminated option, you will receive prior notification regarding the details of the substitution. The eliminated and substituted options that we anticipate are:

ELIMINATED OPTIONS:                SUBSTITUTED OPTIONS:
Capital Subaccount/                Balanced Index Subaccount/
Carillon Capital Portfolio         Carillon Balanced Index Portfolio

Capital Appreciation Subaccount/   AIM Capital Appreciation Subaccount/
American Century VP Capital        AIM V.I. Capital Appreciation
Appreciation Portfolio             Portfolio

We will allow transfers from eliminated options to any other investment options available under the contracts for a period of 30 days prior to any substitution without the imposition of any transfer fee. We also will permit you to transfer amounts moved to a substituted option as part of the substitution to any other investment options for a period of 30 days after the substitution. Such transfers would not count in determining whether the twelve free transfers have been exceeded.

The proposed substitution of the substituted options for the eliminated options likewise would not impose a transfer fee nor count in determining whether the twelve free transfers have been exceeded. The proposed substitution will not affect your rights or our obligations under the contract.

There can be no guarantee that the SEC will grant our request. The terms, conditions and scope of any order granting, in whole or part, the relief requested, may vary from our request.



stick2.cla

                           PROSPECTUS
        Individual Flexible Premium Variable Universal Life
                        Insurance Policies


              THE UNION CENTRAL LIFE INSURANCE COMPANY

                        CARILLON LIFE ACCOUNT

Home Office:
1876 Waycross Road
P.O. Box 40888
Cincinnati, Ohio  45240-4088
Telephone: 1-800-999-1840


This prospectus describes an individual flexible premium variable universal life insurance policy offered by The Union Central Life Insurance Company. Under this policy, we insure the life of the person you specify, and give you flexibility in the death benefit, and amount and timing of your premium payments. With this flexibility, you can provide for your changing insurance needs under a single policy.

You can allocate net premiums to one or more subdivisions of the variable account, to the guaranteed account, or to both. If you allocate net premiums to the variable account, we will deposit them in subaccounts of the Carillon Life Account in proportions that you specify. We invest the assets of each subaccount in a corresponding portfolio of Carillon Fund, Inc., Scudder Variable Life Investment Fund, American Century Variable Portfolios, Inc., MFS Variable Insurance Trust, or Templeton Variable Products Series Fund. To learn more about the portfolios, see their accompanying prospectuses.

Carillon Equity Portfolio   Scudder Capital Growth   MFS Growth With Income
                              Portfolio Class A         Series

Carillon Bond Portfolio     Scudder International    MFS High Income Series
                              Portfolio Class A
Carillon Capital Portfolio  Scudder Money Market     MFS Emerging Growth Series
Carillon S&P 500 Index        Portfolio
  Portfolio
                            American Century VP      Templeton International
                              Capital Appreciation      Fund Class 2
                              Portfolio

Each of these portfolios is available through a subaccount.

This prospectus generally describes the variable account. For a brief summary of the guaranteed account, see "The Guaranteed
Account," page 16.  THERE ARE LIMITS ON TRANSFERS FROM THE
GUARANTEED ACCOUNT.

You can select from two death benefit options available under the policy: a level death benefit ("Option A"), or a death benefit that includes the account value ("Option B"). We guarantee to keep the policy in force as long as you meet the minimum monthly premium requirement and other conditions. We also allow policy loans and partial cash surrenders, within limits.

The policy provides for a cash surrender value that we will pay to you if you surrender your policy. If you allocate net premiums to the variable account, the cash surrender value will depend on the investment performance of the portfolios. We do not guarantee a minimum cash surrender value.

If you already have life insurance, it might not be to your advantage to replace it with this policy. Within certain limits, you may return the policy, or convert it to a policy that provides benefits that do not depend on investment results.

AN INVESTMENT IN THE POLICY IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR IS THE POLICY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE POLICY INVOLVES CERTAIN RISKS, INCLUDING THE RISK THAT YOU COULD LOSE YOUR PREMIUM PAYMENTS.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.


       The Date of this Prospectus is May 1, 1999.

                  PROSPECTUS CONTENTS

                                                        Page
SPECIAL TERMS........................................... 4

SUMMARY AND DIAGRAM OF THE POLICY....................... 4

GENERAL INFORMATION ABOUT UNION CENTRAL,
  THE SEPARATE ACCOUNT AND THE PORTFOLIOS............... 9
  The Union Central Life Insurance Company.............. 9
  Carillon Life Account................................. 9
  The Portfolios........................................ 9

PREMIUM PAYMENTS AND ALLOCATIONS........................11
  Applying for a Policy.................................12
  Purchase of the Policy for Specialized Purposes.......12
  Free Look Right to Cancel the Policy..................12
  Premiums..............................................12
  Net Premium Allocations...............................14
  Crediting Net Premiums................................14
  Transfer Privilege....................................14
  Dollar Cost Averaging Plan............................15
  Portfolio Rebalancing Plan............................15
  Earnings Sweep Plan...................................16

GUARANTEED ACCOUNT......................................16
  Minimum Guaranteed and Current Interest Rates........ 16
  Calculation of Guaranteed Account Value...............16
  Transfers from the Guaranteed Account.................17
  Payment Deferral from the Guaranteed Account..........17

CHARGES AND DEDUCTIONS..................................17
  Premium Expense Charge................................17
  Monthly Deduction.....................................17
  Daily Mortality and Expense Risk Charge...............19
  Transfer Charge.......................................19
  Surrender Charge......................................19
  Fund Expenses.........................................20
  Cost of Additional Benefits Provided by Riders........20
  Income Tax Charge.....................................20
  Special Arrangements..................................20

HOW YOUR ACCOUNT VALUES VARY............................21
  Determining the Account Value.........................21
  Cash Value............................................22
  Cash Surrender Value..................................22

DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT...........22
  Amount of Death Benefit Proceeds......................23
  Death Benefit Options.................................23
  Initial Specified Amount and Death Benefit Option.....23
  Changes in Death Benefit Option.......................23
  Changes in Specified Amount...........................23
  Selecting and Changing the Beneficiary................24

CASH BENEFITS...........................................24
  Loans.................................................24
  Surrendering the Policy for Cash Surrender Value......25
  Partial Cash Surrenders...............................25
  Maturity Benefit......................................26
  Payment Options.......................................26

ILLUSTRATIONS OF ACCOUNT VALUES, CASH SURRENDER VALUES,
   DEATH BENEFITS AND ACCUMULATED PREMIUM PAYMENTS......26

OTHER POLICY BENEFITS AND PROVISIONS....................36
  Limits on Rights to Contest the Policy................36
  Changes in the Policy or Benefits.....................36
  When Proceeds Are Paid................................36
  Reports to Policy Owners..............................36
  Assignment............................................36
  Reinstatement.........................................37
  Supplemental and/or Rider Benefits....................37
  Additions, Deletion or Substitution of Investments....38
  Voting Rights.........................................38
  Participating.........................................38
  State Variations......................................38

TAX CONSIDERATIONS......................................39
  Tax Status of Policy..................................39
  Treatment of Policy Benefits..........................40
  Possible Charge for Union Central's Taxes.............41

OTHER INFORMATION ABOUT THE POLICIES AND UNION
CENTRAL.................................................41
  Sale of the Policies..................................41
  Union Central Directors and Executive Officers........41
  State Regulation......................................41
  Preparing for Year 2000...............................42
  Additional Information................................42
  Experts...............................................42
  Actuarial Matters.....................................42
  Litigation............................................42
  Legal Matters.........................................42
  Financial Statements..................................42

APPENDIX A..............................................93

APPENDIX B..............................................94


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY PLACE
WHERE IT WOULD BE ILLEGAL TO MAKE IT. WE HAVE NOT AUTHORIZED ANY
PERSON TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE
OFFERING OTHER THAN THOSE IN THIS PROSPECTUS, THE PROSPECTUSES
FOR THE PORTFOLIOS, OR THEIR STATEMENTS OF ADDITIONAL
INFORMATION.

                   DEFINITIONS OF TERMS


account value - The sum of the variable account, the guaranteed account, and the loan account. Calculation of the account value is described on page 21.

age - The insured's age on his or her nearest birthday.

initial specified amount - The specified amount on the policy date.

loan account - A part of the guaranteed account. When you take out a policy loan, we transfer some of your account value to this account to hold as collateral for the loans.

net premium - A premium payment minus the applicable premium expense charge. See page 14.

owner, you - The person(s) who owns a policy.

policy debt - The sum of all outstanding policy loans plus accrued interest.

portfolio - An investment company or its series, in which we invest premiums allocated to a subaccount of the separate account.

risk amount - On each monthly date, the death benefit under the policy less the account value (after deduction of the monthly deduction on that day, except for the cost of insurance charge).
See page 11 for a definition of monthly date.

specified amount - A dollar amount used to determine the death benefit under a policy. See page 23

Union Central, we, our, us - The Union Central Life Insurance
Company.

unscheduled premium - Any premium other than a planned periodic premium.

valuation date - Each day on which the New York Stock Exchange is open for business.

valuation period - The interval of time commencing at the close of business on one valuation date and ending at the close of business on the next succeeding valuation date.


             SUMMARY AND DIAGRAM OF THE POLICY

Please read this summary and the diagram that follows together with the detailed information below. Unless we indicate otherwise, in describing the policy in this Prospectus, we assume that the policy is in force and that there is no outstanding policy debt.

The policy is similar in many ways to fixed-benefit life insurance. As with fixed-benefit life insurance, you pay premiums for insurance coverage on a person's life. Also like fixed-benefit life insurance, the policy provides for accumulation of net premiums and a cash surrender value that we will pay if you surrender your policy before the insured person dies. As with fixed-benefit life insurance, the cash surrender value during the early policy years is likely to be substantially lower than the premiums you pay.

However, the policy is different from fixed-benefit life insurance in several important ways. Unlike fixed-benefit life insurance, the death benefit may, and the account value will, increase or decrease to reflect the investment performance of the subdivisions where you invest your net premiums. Also, we do not guarantee any minimum cash surrender value. However, we do guarantee to keep the policy in force during the first three policy years as long as you meet the minimum monthly premium requirement. See "Minimum Guaranteed Period," page 13 Otherwise, if the cash surrender value is not enough to pay charges due, the policy will lapse without value after a grace period. See "Premiums to Prevent Lapse," page 13. If a policy lapses while loans are outstanding, adverse tax consequences may result. See "Tax Considerations," page 39.

Purpose of the Policy. We designed the policy to be a long-term investment that provides insurance benefits. You should evaluate the policy based on your need for insurance, and the policy's long-term investment potential. It might not be to your advantage to replace your existing insurance coverage with the policy. You should be particularly careful about replacing your insurance if you base your decision to replace existing coverage primarily on a comparison of policy illustrations (see below).

Illustrations. Illustrations that we use in this prospectus or that are used in connection with the purchase of a policy are based on hypothetical rates of return. We do not guarantee these rates. They are illustrative only and you should not consider them as representing past or future performance. Actual rates of return may be higher or lower than those reflected in any illustrations, and therefore, your actual values will be different from those illustrated.

Tax Considerations. We intend for the policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code. Certain policy transactions, including the payment of premiums, may cause a policy to be considered a modified endowment contract under the Internal Revenue Code. For further discussion of the tax status of the policy and the tax consequences of being treated as a life insurance contract or a modified endowment contract, see page 39.

Free Look Right to Cancel and Conversion Right. For a limited time after we issue a policy, you have the right to cancel your policy and receive a refund. See "Free Look Right to Cancel Policy," page 12. Until this "free look" period ends, we will allocate net premiums to the subaccount investing in the Money Market Portfolio of the Scudder Variable Life Investment Fund. (See "Net Premium Allocations," page 14.)

At any time within the first 24 months after the issue date, you may transfer all or a portion of the variable account to the guaranteed account without paying any transfer fee. This transfer effectively "converts" the policy into a contract that provides fixed (non-variable) benefits. See "Conversion Right," page 15.

Owner Inquiries. If you have any questions, you may write or call our home office at 1876 Waycross Road, P.O. Box 40888,
Cincinnati, Ohio 45240-4088; telephone 1-800-219-8525.

(DESCRIPTION OF DIAGRAM: Each heading with the information following is encased in a block. A down arrow appears at the bottom of each block pointing to the next block)

                        PREMIUM PAYMENTS

*You select a plan for making planned periodic premiums, but you do not have to pay them according to the plan. You can change the amount and frequency of premiums, and you can skip planned periodic premiums. See page 13 for rules and limits.

*There is no minimum initial payment or planned periodic premium.

*You may make unplanned premium payments, within limits. See page 13.

*If you pay minimum required premiums, we guarantee to keep the policy in force for a minimum guaranteed period, the first three policy years. See page 14.

*Under certain circumstances, which include excessive policy debt, you may have to pay extra premiums to prevent lapse.
 See page 14.

         (a down arrow is centered here between blocks)

                DEDUCTIONS FROM PREMIUM PAYMENTS

*We deduct sales charges equal to 2% of premium payments.

 See page 17.

*We deduct 2.0% of all premiums for state and local premium taxes. See page 17.

       (a down arrow is centered here between blocks)

                          NET PREMIUMS

*You direct the allocation of net premiums among twelve subdivisions of the variable account and the guaranteed account. See page 14 for rules and limits on net premium allocations.

*The subdivisions are invested in corresponding portfolios of Carillon Fund, Inc., Scudder Variable Life Investment Fund, American Century Variable Portfolios, Inc., MFS Variable Insurance Trust and Templeton Variable Products Series Fund. See page 9. Portfolios available are:

Carillon Equity Portfolio
Scudder Capital Growth Portfolio Class A
MFS Growth With Income Series
Carillon Bond Portfolio
Scudder International Portfolio Class A
MFS High Income Series
Carillon Capital Portfolio
Scudder Money Market Portfolio
MFS Emerging Growth Series
Carillon S&P 500 Index Portfolio
American Century VP Capital Appreciation Portfolio
Templeton International Fund Class 2

*We credit interest on amounts allocated to the guaranteed account at a guaranteed minimum interest rate of 4%. See page
 16 for rules and limits on guaranteed account allocations.

       (a down arrow is centered here between blocks)
      (the following TWO items are encased in one block)

            DEDUCTIONS FROM YOUR ACCOUNT VALUE

*Monthly deduction for cost of insurance, administrative charge, and charges for any supplemental and/or rider benefits.
 The administrative charge is currently $5.00 per month. See page 17.


           DEDUCTIONS FROM VARIABLE SUBDIVISIONS

*We deduct a daily charge at a guaranteed annual rate of 0.75% during the first ten policy years, and 0.25% thereafter, from the subaccounts for mortality and expense risks. See page 19.

*The portfolios deduct the following investment advisory fees and operating expenses from the their assets.

                                               Management  Other     Total
Portfolio                                      Fees       Expenses   Expenses
---------                                      ----       --------   --------
CARILLON FUND, INC.<F1>
 Equity Portfolio                              0.56%      0.06%      0.62%
 Bond Portfolio                                0.47%      0.11%      0.58%
 Capital Portfolio                             0.69%      0.10%      0.79%
 S&P 500 Index Portfolio                       0.30%      0.13%      0.43%

SCUDDER VARIABLE LIFE INVESTMENT FUND<F1>
 Capital Growth Portfolio Class A              0.47%      0.03%      0.50%
 International Portfolio Class A               0.87%      0.17%      1.04%
 Money Market Portfolio                        0.37%      0.07%      0.44%

MFS VARIABLE INSURANCE TRUST<F1><F2>
 Growth With Income Series                     0.75%      0.13%      0.88%
 High Income Series<F1>                        0.75%      0.28%      1.03%
 Emerging Growth Series                        0.75%      0.10%      0.85%

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.<F1>
 VP Capital Appreciation Portfolio             1.00%       <F3>      1.00%

                                               Management  Other     Total
Portfolio                          12b-1 Fees  Fees       Expenses   Expenses
---------                          ----------  ----       --------   --------
TEMPLETON VARIABLE PRODUCTS
SERIES FUND<F4>
 Templeton International Fund
      Class 2<F1>                   0.25%      0.69%      0.17%      1.11%

<F1>  Figures are based on the actual expenses incurred by the Portfolio for the year ended December 31, 1998.  Actual Portfolio expenses may vary.

<F2>  Each Series has an expense offset arrangement which reduces the Series'
custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expense). Any such fee reductions are not reflected under "Other Expenses."

<F3>  All expenses except brokerage, taxes, interest and fees and expenses of non-interested person directors are paid by the investment adviser.

<F4>  Class 2 of the Fund has a distribution plan or "Rule 12b-1 plan" which is described in the Fund's prospectus.


        (a down arrow is centered here between blocks)

                     ACCOUNT VALUE

*Is the amount credited to your policy. It is equal to net premiums, as adjusted each valuation date to reflect subdivision investment experience, interest credited on the guaranteed account, charges deducted and other policy transactions (such as transfers and partial cash surrenders).
 See page 23.

*Varies from day to day. There is no minimum guaranteed account value. The policy may lapse if the cash surrender value is insufficient to cover a monthly deduction due. See page 23.

*Can be transferred among the subdivisions and the guaranteed account. Currently, a transfer fee of $10 applies to each transfer in excess of the first 12 transfers in a policy year. See page 15 for rules and limits. Policy loans reduce the amount available for allocations and transfers.

*Is the starting point for calculating certain values under a policy, such as the cash value, cash surrender value, and the death benefit used to determine death benefit proceeds.


(the above item has two down arrows under it, each pointing to one of the next two items which are blocked side by side)

                         CASH BENEFITS

*Loans may be taken for amounts up to 90% of the variable account, plus 100% of the guaranteed account, LESS loan interest due on the next annual date and any surrender charges. See page 25 for rules and limits.

*Partial cash surrenders generally can be made provided there is sufficient remaining cash surrender value. See page 27 for rules and limits.

*The policy may be surrendered in full at any time for its cash surrender value. A surrender charge will apply during the first fifteen policy years after issue and after any increase in specified amount. See page 19.

*Payment options are available.  See page 27.

*Loans, partial cash surrenders, and surrenders in full may have adverse tax consequences. See page 39.

                        DEATH BENEFITS

*Are income tax free to beneficiary.

*Are available as lump sum or under a variety of payment options.

*For all policies, the minimum initial specified amount is $50,000.

*There are two death benefit options available:
 Option A, equal to the specified amount, and Option B, equal to the specified amount plus account value.
 See page 24.

*You have the flexibility to change the death benefit option and specified amount. See page 24 for rules and limits.

*Supplemental and/or rider benefits may be available.  See page
 38.

        (end of graphic material)

         GENERAL INFORMATION ABOUT UNION CENTRAL,
         THE SEPARATE ACCOUNT AND THE PORTFOLIOS

The Union Central Life Insurance Company

Union Central, a mutual life insurance company organized under the laws of the State of Ohio in 1867, issues the Policies. Union Central is primarily engaged in the sale of life and disability insurance and annuities and is currently licensed to transact life insurance business in all states and the District of Columbia.

We are subject to regulation by the Department of Insurance of the State of Ohio as well as by the insurance departments of all other states and jurisdictions in which we do business. We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions.

Carillon Life Account

We established Carillon Life Account (the "separate account") as a separate investment account under Ohio law on July 10, 1995. It supports the policies and may be used to support other variable life insurance policies, and for other purposes permitted by law. The separate account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws. Union Central has established other separate investment accounts that may also be registered with the SEC.

We own the assets in the separate account. The separate account is divided into subaccounts which correspond to subdivisions of the variable account. Subaccounts of the separate account invest in shares of the portfolios. The separate account may include other subaccounts that are not available through the policies and are not otherwise discussed in this Prospectus.

Income, gains and losses, realized or unrealized, of a subaccount are credited to or charged against the subaccount without regard to any other income, gains or losses of Union Central. Applicable insurance law provides that assets equal to the reserves and other contract liabilities of the separate account shall not be chargeable with liabilities arising out of any other business of Union Central. Union Central is obligated to pay all benefits provided under the policies.

The Portfolios

Subaccounts of the separate account currently invest in twelve designated portfolios of five series-type mutual funds:
Carillon Fund, Inc. ("Carillon Fund"); Scudder Variable Life Investment Fund ("Scudder Fund"); American Century Variable Portfolios, Inc. ("American Century Fund"); MFS Variable Insurance Trust ("MFS Fund"); and Templeton Variable Products Series Fund ("Templeton Fund").

The investment experience of each subaccount of the separate account depends on the investment performance of its corresponding portfolio. Each of these portfolios is registered with the SEC under the 1940 Act as a series of an open-end diversified investment company. The SEC does not, however, supervise the management or the investment practices and policies of the portfolios.

The investment adviser to Carillon Fund is Carillon Advisers, Inc. (a wholly-owned subsidiary of Union Central). Scudder Kemper Investments, Inc. is the investment adviser to the Scudder Fund. The investment adviser to the American Century Fund is American Century Investment Management, Inc., the adviser to the American Century Investments group. The investment adviser to the MFS Fund is Massachusetts Financial Services Company. The investment adviser to the Templeton Fund is Templeton Investment Counsel, Inc.

The separate account invests in four portfolios of Carillon
Fund: the Equity Portfolio, the Bond Portfolio, the Capital Portfolio, and the S&P 500 Index Portfolio. The separate account invests in three portfolios of the Scudder Fund: the Capital Growth Portfolio Class A, the International Portfolio Class A, and the Money Market Portfolio. The separate account invests in one portfolio of the American Century Fund: American Century VP Capital Appreciation Portfolio. The separate account invests in three portfolios of the MFS Fund: MFS Growth With Income Series, MFS High Income Series and MFS Emerging Growth Series. The separate account invests in one Portfolio of the Templeton Fund: Templeton International Fund Class 2. The assets of each portfolio are separate from assets of the others, and each portfolio has different investment objectives and policies. As a result, each portfolio operates as a separate investment fund and the investment performance of one portfolio has no effect on the investment performance of any other portfolio. The investment objective of each portfolio is set forth below.

The Carillon Equity Portfolio seeks primarily long-term appreciation of capital by investing primarily in common stocks and other equity securities.

The Carillon Bond Portfolio seeks as high a level of current income as is consistent with reasonable investment risk by investing primarily in investment-grade corporate bonds.

The Carillon Capital Portfolio seeks the highest total return through a combination of income and capital appreciation consistent with the reasonable risk associated with an investment portfolio of above-average quality by investing in equity securities, debt instruments and money market instruments.

The Carillon S&P 500 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the Standard & Poor's 500 Composite Stock Index (the "S&P 500"1). The S&P 500 is a well-known stock market index that includes common stocks of companies representing approximately 70% of the market value of all common stocks publicly traded in the United States. The investment adviser of the portfolio believes that the performance of the S&P 500 is representative of the performance of publicly traded common stocks in general.

The Scudder Capital Growth Portfolio Class A seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests in marketable securities, principally common stocks and, consistent with its objective of long-term capital growth, preferred stocks.

The Scudder International Portfolio Class A seeks long-term growth of capital principally from a diversified portfolio of foreign equity securities.

The Scudder Money Market Portfolio seeks stability and current income from a portfolio of money market instruments. Money market funds are neither insured nor guaranteed by the U.S. Government, and there can be no assurance that this portfolio will maintain a stable net asset value per share.

The American Century VP Capital Appreciation Portfolio seeks capital growth by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation.

The MFS Growth With Income Series seeks to provide reasonable current income and long-term growth of capital and income.

The MFS High Income Series seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. The MFS High Income Portfolio may invest up to 100% of its assets in lower-rated bonds commonly known as junk bonds. BEFORE ALLOCATING ANY PORTION OF NET PREMIUMS TO THE SUBDIVISION CORRESPONDING TO THIS PORTFOLIO, OWNERS SHOULD READ THE RISK DISCLOSURE IN THE ACCOMPANYING PROSPECTUS FOR THE MFS HIGH INCOME SERIES.

__________
1 The S&P 500 is an unmanaged index of common stocks comprised of 500 industrial, financial, utility and transportation companies. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500(R)", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Carillon Fund. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the beneficial owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Carillon Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to Carillon Fund or the Portfolio. S&P has no obligation to take the needs of Carillon Fund or the beneficial owners of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Carillon Fund, beneficial owners of the Portfolio, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

The MFS Emerging Growth Series seeks to provide long-term growth of capital.

The Templeton International Fund Class 2 seeks long-term capital growth by investing in stocks of companies located outside the United States, including emerging markets.

THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE THEIR RESPECTIVE STATED OBJECTIVES. Additional information concerning the investment objectives and policies of the portfolios, as well as risks, can be found in the current portfolio prospectuses that accompany this Prospectus. The prospectuses for the portfolios should be read carefully before any decision is made concerning the allocation of net premiums to a particular subdivision. Certain subdivisions invest in portfolios that have similar investment objectives and/or policies. Therefore, you should carefully read the individual prospectuses for the portfolios along with this Prospectus.

The investment objectives and policies of certain portfolios are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser. The investment results of the portfolios, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the portfolios will be comparable to the investment results of any other fund, even if the other fund has the same investment adviser.

Please note that all of the portfolios described in the Prospectuses for the portfolios may not be available under the policy. Moreover, Union Central cannot guarantee that each fund will always be available for its variable life contracts, but in the unlikely event that a Fund is not available, Union Central will take reasonable steps to secure the availability of a comparable fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge.

The portfolios presently serve as the investment media for the policies. In addition, the portfolios may sell shares to separate accounts of other insurance companies to fund variable annuity contracts and/or variable life insurance policies, and/or to certain retirement plans qualifying under Section 401 of the Code. Union Central currently does not foresee any disadvantages to owners that would arise from the possible sale of shares to support the variable contracts of other insurance companies, or from the possible sale of shares to such retirement plans. However, the board of directors of each fund will monitor events in order to identify any material irreconcilable conflicts that might possibly arise if the shares of that fund were also offered to support variable contracts other than the policies or to support retirement plans. In event of such a conflict, the board of directors of that fund would determine what action, if any, should be taken in response to the conflict. In addition, if Union Central believes that the fund's response to any such conflicts insufficiently protects owners, it will take appropriate action on its own, which may include withdrawing the separate account's investment in that fund. (See the prospectuses for the portfolios for more detail.)

Scudder Kemper Investments, Inc., the investment adviser to the Scudder Fund; American Century Investment Management, Inc., the investment adviser to the American Century Fund; Massachusetts Financial Services Company, the investment adviser to the MFS Fund; and Franklin Templeton Distributors, Inc., the principal underwriter for the Templeton Fund, have agreed to compensate Union Central for the performance of certain administrative and other services. This compensation is based on the assets of the Scudder Fund, the American Century Fund, the MFS Fund and the Templeton Fund, respectively, that are attributable to the policies.


(the following is encased in a box)

               PREMIUM PAYMENTS AND ALLOCATIONS

In the sections that follow, we use the following special terms: policy date - the date from which policy months, years and anniversaries are measured issue date - the date from which the suicide and contestable periods start.
annual date - the same day in each policy year as the policy date.
monthly date - the same day as the policy date for each succeeding month.
policy month - Each one-month period beginning with a monthly date and ending the day before the next monthly date.
policy year - Each period of twelve months starting on the policy date and ending the day before the first annual date, or any following year starting on an annual date and ending the day before the next annual date.
(end of boxed material)

Applying for a Policy

To purchase a policy, you must complete an application and submit it through an authorized Union Central agent. There is no minimum initial premium payment. Your policy coverage will become effective on the policy date. If an initial premium payment is submitted with the application, then the policy date is generally the date of approval of your application. If the application is not accompanied by an initial premium payment, then the policy date will generally be two weeks after the date that your application is approved.

As provided for under state insurance law, the owner, to preserve insurance age, may be permitted to backdate the policy. In no case may the policy date be more than six months prior to the date the application was completed. We deduct charges for the monthly deduction for the backdated period on the issue date. Temporary life insurance coverage may be provided prior to the policy date under the terms of a temporary insurance agreement. In accordance with Union Central's underwriting rules, temporary life insurance coverage may not exceed $500,000 and will not remain in effect for more than sixty (60) days.

We require satisfactory evidence of the insured's insurability, which may include a medical examination of the insured. The available issue ages are 0 through 75. Age is determined on the insured's age as of the birthday nearest the policy date. The minimum specified amount is $50,000. Acceptance of an application depends on Union Central's underwriting rules, and we reserve the right to reject an application for any reason.

As the owner of the policy, you exercise all rights provided under the policy. The insured is the owner, unless a different owner is named in the application. The owner may by notice name a contingent owner or a new owner while the insured is living. If more than one person is named as owner, they are joint owners. Any transaction under the policy except for telephone transactions will require the authorization of all owners. Unless provided otherwise, in the event of a joint owner's death, ownership passes to the surviving joint owner. Unless a contingent owner has been named, on the death of the last surviving owner, ownership of the policy passes to the estate of the last surviving owner, who will become the owner if the owner(s) die. You may change the owner before the insured's death by notice satisfactory to us. A change in owner may have tax consequences. See "Tax Considerations," page 39.

Purchase of the Policy for Specialized Purposes

The policy provides a death benefit and an accumulation of account value. It can be used for various individual and business planning purposes. Purchasing the policy for such purposes entails certain risks. For example, if the investment performance of the subaccounts to which account value is allocated is poorer than anticipated, or if sufficient premiums are not paid or account value maintained, the policy may lapse or may not accumulate sufficient account value to fund the purpose for which the policy was purchased. Loans and partial cash surrenders may significantly affect current and future account value, cash surrender value, and death benefit proceeds. Depending upon subaccount investment performance and the amount of loans and partial cash surrenders, the policy may lapse. Because the policy is designed to provide benefits on a long-term basis, before purchasing a policy for a specialized purpose, you should consider whether the long-term nature of the policy and the impact of loans and partial cash surrenders is consistent with the purpose for which it is being considered. Using a policy for a specialized purpose may have tax consequences. (See "Tax Considerations.")

Free Look Right to Cancel the Policy

You may cancel your policy for a refund during your "free-look" period. This period expires 20 days after you receive your policy, 45 days after your application is signed, or 10 days after Union Central mails or delivers a cancellation notice, whichever is latest. (A longer period may apply to policies issued in certain states.) If you decide to cancel the policy, you must return it by mail or delivery to the home office or to the authorized Union Central agent who sold it. Immediately after mailing or delivery, the policy will be deemed void from the beginning. Within seven calendar days after Union Central receives the returned policy, Union Central will refund the greater of any premiums paid, less any partial cash surrenders, or account value.

Premiums

Planned periodic premiums. When applying for a policy, you select a plan for paying level premium payments at specified intervals, e.g., quarterly, semi-annually or annually, for the duration of the policy. If you elect, Union Central will also arrange for payment of planned period premiums on a monthly basis under a pre-authorized payment arrangement. You are not required to pay premium payments in accordance with these plans; rather, you can pay more or less than planned or skip a planned periodic premium entirely. (See, however, "Premium Payments to Prevent Lapse," page 13.) Currently, there is no minimum amount for each premium. Union Central may establish a minimum amount 90 days after we send the owner a written notice of such increase. Subject to the limits described below, you can change the amount and frequency of planned periodic premiums whenever you want by sending notice to the home office. However, Union Central reserves the right to limit the amount of a premium payment or the total premium payments paid.

Unless otherwise requested, you will be sent reminder notices for planned periodic premiums. Reminder notices will not be sent if you have arranged to pay planned periodic premiums by pre-authorized payment arrangement.

Additional Unscheduled Premiums. Additional unscheduled premium payments can be made at any time while the policy is in force.
Union Central has the right to limit the number and amount of such premium payments.

Limitations on Premium Payments. Total premium payments paid in a policy year may not exceed guideline premium payment limitations for life insurance set forth in the Internal Revenue Code. Union Central will promptly refund any portion of any premium payment that is determined to be in excess of the premium payment limit established by law to qualify a policy as a contract for life insurance.

The payment of premiums may cause a policy to be a modified endowment contract under the Internal Revenue Code. We have established procedures for monitoring premium payments and making efforts to notify you on a timely basis if your policy is in jeopardy of becoming a modified endowment contract as a result of premium payments. See "Tax Considerations," page 39.

Union Central reserves the right to reject any requested increase in planned periodic premiums, or any unscheduled premium. We also reserve the right to require satisfactory evidence of insurability prior to accepting any premium which increases the risk amount of the policy. See "Net Premium Allocations," page 14.

No premium payment will be accepted after the insured's 100th birthday (the "maturity date").

Premium payments must be made by check payable to The Union Central Insurance Company or by any other method that Union Central deems acceptable. The owner may specify that a specific unscheduled premium payment is to be applied as a repayment of policy debt, if any.

Premium payments after the initial premium payment must be made to the home office.

Minimum Guaranteed Period. Union Central guarantees that a policy will remain in force during the minimum guaranteed period, regardless of the sufficiency of the cash surrender value, if the sum of the premiums paid to date, less any partial cash surrenders and policy debt, equals or exceeds the minimum monthly premium (shown in the policy) multiplied by the number of complete policy months since the policy date, including the current policy month. The minimum guaranteed period is three years following the policy date.

The minimum monthly premium is calculated for each policy based on the age, sex and rate class of the insured, the requested specified amount and any supplemental and/or rider benefits. The minimum monthly premium may change due to changes made during a minimum guaranteed period to the specified amount, the death benefit option, ratings, and supplemental and/or rider benefits. Union Central will notify you of any increase in the minimum monthly premium.

An extended minimum guaranteed period may be available under a Guaranteed Death Benefit Rider. See "Supplemental Benefits and/or Riders," page 37.

Premium Payments Upon Increase in Specified Amount. Depending on the account value at the time of an increase in the specified amount and the amount of the increase requested, an additional premium payment may be necessary or a change in the amount of planned periodic premiums may be advisable. See "Changes in Specified Amount," page 23. In the event that you increase the specified amount, you should contact your Union Central agent to assist you in determining if additional premium payments are necessary or appropriate.

Premium Payments to Prevent Lapse. Failure to pay planned periodic premiums will not necessarily cause a policy to lapse. Conversely, paying all planned periodic premiums will not necessarily guarantee that a policy will not lapse (except when the minimum guaranteed period is in effect). Rather, whether a policy lapses depends on whether its cash surrender value is sufficient to cover the monthly deduction (see page 17) when due.

If the cash surrender value on a monthly date is less than the amount of the monthly deduction to be deducted on that date and the minimum guaranteed period is not in effect, the policy will be in default and a grace period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in cash surrender value or the cash surrender value has decreased because you have not paid sufficient premium payments to offset the monthly deduction.

Grace Period. If your policy goes into default, you will be allowed a 61-day grace period to pay a premium payment sufficient to cover the monthly deductions due during the grace period. Union Central will send notice of the amount required to be paid during the grace period ("grace period premium payment") to your last known address and the address of any assignee of record. The grace period will begin when the notice is sent. Your policy will remain in effect during the grace period. If the insured should die during the grace period and before the grace period premium payment is paid, the death benefit proceeds will still be payable to the beneficiary, although the amount paid will reflect a reduction for the monthly deductions due on or before the date of the insured's death (and for any policy debt). See "Amount of Death Benefit Proceeds," page 23. If the grace period premium payment has not been paid before the grace period ends, your policy will lapse. It will have no value and no benefits will be payable. See "Reinstatement," page 37.

A grace period also may begin if policy debt becomes excessive.
See "Loan Repayment; Effect if not Repaid," page 25.

Net Premium Allocations

In the application, you specify the percentage of a net premium to be allocated to each subdivision and to the guaranteed account. This allocation must comply with the allocation rules described below. Net premiums will generally be allocated to the subdivisions and to the guaranteed account on the valuation date that Union Central receives them in accordance with the allocations specified in the application or subsequent notice. Union Central will allocate all net premiums received before the end of the "free look" period (including the initial net premium) to the subdivision invested in the Scudder Money Market Portfolio. After the end of the "free look" period, the account value will be allocated to the subdivisions and to the guaranteed account based on the premium payment allocation percentages in the application. See "Determining the Account Value," page 21. For this purpose, the end of the "free look" period is deemed to be 25 days after the date the policy is issued and mailed to your agent for delivery.

The net premium allocation percentages specified in the
application will apply to subsequent premium payments until you change the percentages.  You can change the allocation
percentages at any time, subject to the rules below, by
providing notice to the home office, in a form acceptable to
Union Central.   The change will apply to all premium payments
received with or after receipt of your notice.

Allocation Rules. The minimum allocation percentage you may specify for a subdivision or the guaranteed account is 5%, and your allocation percentages must be whole numbers. The sum of your allocations must equal 100%. Union Central reserves the right to limit the number of subdivisions to which account value may be allocated.

Crediting Net Premiums

The initial net premium will be credited to the policy on the policy date, or, if later, the date we receive the initial premium payment. For backdated policies, the initial net premium will be credited on the issue date. Planned periodic premiums and unscheduled premiums that are not underwritten will be credited to the policy and the net premiums will be invested as requested on the valuation date they are received by the home office. However, any premium payment that is underwritten will be allocated to the subdivision corresponding to the Scudder Money Market Portfolio until underwriting has been completed and the premium payment has been accepted. When accepted, the account value allocated to the subdivision corresponding to the Scudder Money Market Portfolio and attributable to the resulting net premium will be credited to the policy and allocated in accordance with your instructions. If an additional premium payment is rejected, Union Central will return the premium payment promptly, without any adjustment for investment experience.

Transfer Privilege

After the free-look period and prior to the maturity date, you may transfer all or part of your account value from subdivisions investing in one portfolio to other subdivision(s) or to the guaranteed account, or transfer a part of an amount in the guaranteed account to the subdivision(s), subject to the following restrictions. The minimum transfer amount is the lesser of $100 or the entire amount in that subdivision or the guaranteed account. A transfer request that would reduce the amount in a subdivision or the guaranteed account below $25 will be treated as a transfer request for the entire amount in that subdivision or the guaranteed account. With the exception of the Conversion Right described below, we reserve the right to limit the number or frequency of transfers permitted in the future.

We will make the transfer as of the end of the valuation period during which we receive notice requesting such transfer. Currently, there is no limit on the number of transfers that can be made between subdivisions or to the guaranteed account. However, transfers from the guaranteed account during any policy year are limited to an amount equal to 20% of the account value in the guaranteed account on the annual date at the beginning of such policy year. (See "Transfers from Guaranteed Account," page 17 for restrictions). Currently, we assess a transfer charge equal to $10 for each transfer during a policy year in excess of the first twelve transfers. (We reserve the right to decrease or eliminate the number of free transfers; in addition, the transfer charge may be increased, but is guaranteed not to exceed $15 per transfer.) The transfer charge will be deducted from the subdivisions or the guaranteed account from which the requested transfer is being made, on a pro-rata basis.

Telephone Transfers. Owners are eligible to effect transfers pursuant to telephone instructions unless they elect out of the option by writing us. We reserve the right to suspend telephone transfer privileges at any time, for any reason, if we deem such suspension to be in the best interests of owners.

We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if we follow those procedures we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for such losses if we do not follow those reasonable procedures. The procedures we will follow for telephone transfers include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.

Conversion Right. During the first twenty-four policy months following the issue date, and within sixty days of the later of notification of a change in the investment policy of the separate account or the effective date of such change, the owner may exercise a one-time Conversion Right by requesting that all or a portion of the variable account be transferred to the guaranteed account. Exercise of the Conversion Right is not subject to the transfer charge. Following the exercise of the Conversion Right, net premiums may not be allocated to the subdivisions of the variable account, and transfers of account value to the subdivisions will not be permitted. The other terms and conditions of the policy will continue to apply.

Dollar Cost Averaging Plan

The Dollar Cost Averaging Plan, if elected, enables you to transfer systematically and automatically, on a monthly, quarterly, semi-annual, or annual basis, specified dollar amounts from a subdivision you specify to other subdivisions or to the guaranteed account. (Dollar Cost Averaging Plan transfers may not be made from the guaranteed account.) By allocating on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. However, we make no guarantee that the Dollar Cost Averaging Plan will result in a profit.

You specify the amount to be transferred automatically; you can specify either a fixed dollar amount, or a percentage of the account value in the subdivision from which transfers will be made. At the time that you elect the Dollar Cost Averaging Plan, the account value in the subdivision from which transfers will be made must be at least $2,000. The required amounts may be allocated to the subdivision through initial or subsequent net premiums or by transferring amounts into the subdivision from the other subdivisions or from the guaranteed account (which may be subject to certain restrictions).

You may elect this plan at the time of application by completing the authorization on the application or at any time after the policy is issued by properly completing the election form and returning it to us. Dollar Cost Averaging Plan transfers may not commence until the end of the free-look period.

Once elected, transfers from the subdivision will be processed until the number of designated transfers have been completed, or the value of the subdivision is completely depleted, or you send us notice instructing us to cancel the transfers.

Currently, transfers made under the Dollar Cost Averaging Plan will not be subject to any transfer charge and will not count against the number of free transfers permitted in a policy year. We reserve the right to impose a $15 transfer charge for each transfer effected under a Dollar Cost Averaging Plan. We also reserve the right to alter the terms or suspend or eliminate the availability of the Dollar Cost Averaging Plan at any time.

Portfolio Rebalancing Plan

You may elect to have the accumulated balance of each
subdivision periodically redistributed (or "rebalanced") to
equal the allocation percentages you have specified in the
election form.   This rebalancing may be done on a quarterly,
semi-annual, or annual basis.

You may elect the Portfolio Rebalancing Plan at the time of application by completing the authorization on the application or at any time after the policy is issued by properly completing the election form and returning it to us. Portfolio Rebalancing Plan transfers may not commence until the end of the free-look period. Transfers pursuant to the Portfolio Rebalancing Plan will continue until you send us notice terminating the plan, or the policy terminates. The Portfolio Rebalancing Plan cannot be elected if either a Dollar Cost Averaging Plan or an Earnings Sweep Plan is in effect.

Currently, transfers made under the Portfolio Rebalancing Plan will not be subject to any transfer charge and will not count against the number of free transfers permitted in a policy year. We reserve the right to impose a $15 transfer charge for each transfer effected under the plan. We also reserve the right to alter the terms or suspend or eliminate the availability of the Portfolio Rebalancing Plan at any time.

Earnings Sweep

You may elect to have the accumulated earnings of one or more specified subdivisions or the interest credited to the guaranteed account periodically transferred (or "swept") into specified subdivisions or the guaranteed account. The sweep may be done on a quarterly, semi-annual, or annual basis.

You may elect the Earnings Sweep Plan at the time of application by completing the authorization on the application or at any time after the policy is issued by properly completing the election form and returning it to us. Earnings Sweep Plan transfers may not commence until the end of the free-look period. Transfers pursuant to the Earnings Sweep Plan will continue until you send us notice terminating the plan, or the policy terminates.

Currently, transfers made under the Earnings Sweep Plan will not be subject to any transfer charge and will not count against the number of free transfers permitted in a policy year. We reserve the right to impose a $15 transfer charge for each transfer effected under the plan. We also reserve the right to alter the terms or suspend or eliminate the availability of the Earnings Sweep Plan at any time.


                      GUARANTEED ACCOUNT

BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE GUARANTEED ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR HAS THE GUARANTEED ACCOUNT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, NEITHER THE GUARANTEED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OF THESE ACTS AND, AS A RESULT, THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE GUARANTEED ACCOUNT. THE DISCLOSURE REGARDING THE GUARANTEED ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

You may allocate some or all of your net premiums and transfer some or all of the variable account to the guaranteed account, which is part of our general account and pays interest at declared rates (subject to a minimum interest rate we guarantee to be at least 4%). The principal, after deductions, is also guaranteed. Our general account assets support our insurance and annuity obligations.

The portion of the account value allocated to the guaranteed account will be credited with interest, as described below. Since the guaranteed account is part of our general account, we assume the risk of investment gain or loss on this amount. All assets in the general account are subject to our general liabilities from business operations.

Minimum Guaranteed and Current Interest Rates

The guaranteed account is guaranteed to accumulate at a minimum effective annual interest rate of 4%. We may credit the guaranteed account with current rates in excess of the minimum guarantee, but we are not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. Since we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations to and from the guaranteed account will be credited with different current interest rates, based upon the date amounts are allocated into the guaranteed account. We may change the interest rate credited to new deposits at any time. Any interest credited on the amounts in the guaranteed account in excess of the minimum guaranteed rate of 4% per year will be determined in our sole discretion. You assume the risk that interest credited may not exceed the guaranteed rate.

Amounts deducted from the guaranteed account for the monthly deduction, partial cash surrenders, transfers to the subdivisions, or charges are currently, for the purpose of crediting interest, accounted for on a last-in, first-out ("LIFO") method. We reserve the right to change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4% per annum.

Calculation of Guaranteed Account Value

The guaranteed account at any time is equal to net premiums allocated or account value transferred to it, plus interest credited to it, minus amounts deducted, transferred, or surrendered from it.

Transfers from the Guaranteed Account

The amount transferred from the guaranteed account may not exceed 20% of the guaranteed account on the annual date immediately preceding the date of the transfer, unless the balance after the transfer is less than $25, in which case we will transfer the entire amount.

Payment Deferral from the Guaranteed Account

We reserve the right to defer payment of any partial cash surrender, full surrender, or transfer from the guaranteed account for up to six months from the date of receipt of the notice for the partial or full surrender or transfer. However, we will not defer payment of any amounts needed to pay premiums on other policies in force with us.


                CHARGES AND DEDUCTIONS


Union Central deducts the charges described below to cover costs and expenses, services provided, and risks assumed under the policies. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular policy. For example, the sales charge and sales surrender charge may not fully cover all of the sales and distribution expenses actually incurred by Union Central, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover such expenses.

Premium Expense Charge

A sales charge is deducted from each premium payment. This charge is equal to 2% of premiums paid. It is guaranteed not to increase for the life of the policy. The sales charge is intended to partially reimburse Union Central for some of the expenses incurred in the distribution of the policies. See "Daily Mortality and Expense Risk Charge," page 19, and "Cost of Insurance Charge," shown below.

A 2.00% charge for state and local premium taxes and expenses is also deducted from each premium payment. The state and local premium tax charge reimburses Union Central for premium taxes associated with the policies and related administrative costs. The stated premium tax rates in the jurisdictions in which Union Central does business range from 0.75% to 4.00%, and the jurisdiction in which a policy is issued may impose no premium tax, or a premium tax higher or lower than the charge deducted under the policies.

If you make premium payments, either planned or unscheduled, equal to or greater than one million dollars during the first policy year, your policy may qualify for reduced premium expense charges. If during the first policy year, you actually make less than one million dollars in premium payments, or you make withdrawals or surrenders from the policy to the extent that less than one million dollars of premium remains in the policy on its first policy anniversary, we reserve the right to increase the first year's premium expense charges to the standard premium expense charge on all premium received during the first policy year, as though those standard charges were made at the time the premium payments were made. This chargeback will not occur if the reduction below one million dollars at the first policy anniversary is due to unfavorable investment performance. Before you deposit premium payments into your policy in order to qualify for the reduced premium expense charges, please read "Tax Considerations", page 39, concerning the treatment of heavily-funded life insurance policies.

Monthly Deduction

On each monthly date, Union Central will deduct from the account value the monthly deductions due, commencing as of the policy date. Your policy date is the date used to determine your monthly date. The monthly deduction consists of (1) cost of insurance charges ("cost of insurance charge"), (2) the monthly administrative charge (the "administrative charge"), and (3) any charges for supplemental and/or rider benefits ("supplemental and/or rider benefit charges"), as described below. The monthly deduction is deducted from the subdivisions and from the guaranteed account pro rata on the basis of the portion of account value in each.

Cost of Insurance Charge. This charge compensates Union Central for the expense of providing insurance coverage. The charge depends on a number of variables and therefore will vary from policy to policy and from monthly date to monthly date. For any policy, the cost of insurance on a monthly date is calculated by multiplying the current cost of insurance rate for the insured by the risk amount under the policy for that monthly date.

The risk amount for a monthly date is the difference between the death benefit (see page 21) for a policy (as adjusted to take into account assumed monthly earnings at an annual rate of 4%) and the account value, as calculated on that monthly date less any monthly deduction due on that date (except the cost of insurance).

The current cost of insurance rate for a policy is based on the age at issue, sex and rate class of the insured and on the policy year, and therefore varies from time to time. Different current cost of insurance rates apply to policies with a specified amount under $250,000 than to policies with a specified amount of $250,000 or more and, in general, policies with a specified amount of $250,000 or more may have lower current cost of insurance rates. Union Central currently places insureds in the following rate classes, based on underwriting:
Standard Tobacco (ages 0-75), Standard Nontobacco (ages 20-75), or Preferred (ages 20-70). The Preferred rate class is only available under policies with specified amounts of $100,000 or more. We also may place an insured in a substandard rate class, which involves a higher mortality risk than the standard tobacco or standard nontobacco classes.

Union Central will determine a cost of insurance rate for increases in coverage based on the age of the insured at the time of the increase. The following rules will apply for purposes of determining the risk amount for each rate.

 Union Central places the insured in a rate class when the policy is issued, based on Union Central's underwriting of the application. This original rate class applies to the initial specified amount. When an increase in specified amount is requested, Union Central conducts underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has lower cost of insurance rates than the original rate class, then the rate class for the increase will also be applied to the initial specified amount. If the rate class for the increase has higher cost of insurance rates than the original rate class, the rate class for the increase will apply only to the increase in specified amount, and the original rate class will continue to apply to the initial specified amount.

Union Central does not conduct underwriting for an increase in specified amount if the increase is requested by exercising an option to increase the specified amount automatically, without underwriting. See "Supplemental and/or Rider Benefits," page
37. In such case, the insured's rate class for an increase will be the class in effect when the guaranteed option rider was issued.

For purposes of determining the risk amount associated with a specified amount, we will attribute the account value solely to the initial specified amount unless the account value exceeds the initial specified amount. If the account value exceeds the initial specified amount, the excess will be considered attributable to the increases in specified amount in the order of the increases. If there is a decrease in specified amount after an increase, a decrease is applied first to decrease any prior increases in specified amount, starting with the most recent increase and then each prior increase.

Union Central guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the policies. The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables.

Union Central's current cost of insurance rates may be less than the guaranteed rates that are set forth in the policy. Current cost of insurance rates will be determined based on Union
Central's expectations as to future mortality, investment earnings, expenses, taxes, and persistency experience. These rates may change from time to time.

Cost of insurance rates (whether guaranteed or current) for an insured in a standard nontobacco class are equal to or lower than guaranteed rates for an insured of the same age and sex in a standard tobacco class. Cost of insurance rates (whether guaranteed or current) for an insured in a standard nontobacco or tobacco class are generally lower than guaranteed rates for an insured of the same age and sex and tobacco status in a substandard class.

   Legal Considerations Relating to Sex-Distinct Premium Payments and Benefits. Mortality tables for the policies generally distinguish between males and females. Thus, premium payments and benefits under policies covering males and females of the same age will generally differ.

   Union Central does, however, also offer policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a policy should consult with their legal advisors to determine whether purchase of a policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, Union Central may offer policies with unisex mortality tables to such prospective purchasers.

Monthly Administrative Charge. Union Central deducts a monthly administrative charge from the account value on each monthly date. The administrative charge is currently equal to $5 per month. We reserve the right to increase the administrative charge during the first policy year up to $25 per month, and after the first policy year up to $10 per month. The administrative charge is guaranteed not to exceed $25 per month during the first policy year and $10 per month thereafter.

The monthly administrative charge reimburses Union Central for expenses incurred in the administration of the policies and the separate account. Such expenses include but are not limited to: confirmations, annual reports and account statements, maintenance of policy records, maintenance of separate account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for owner servicing and accounting, valuation, regulatory and updating requirements.

Should the guaranteed charges prove to be insufficient, we will not increase the charges above such guaranteed levels.

Supplemental and/or Rider Benefit Charges. See "Supplemental and/or Rider Benefits," page 37.

Daily Mortality and Expense Risk Charge

Union Central deducts a daily charge from assets in the separate account attributable to the policies. This charge does not apply to guaranteed account assets attributable to the policies. During the first ten policy years, the charge is equal on an annual basis to 0.75% of assets. Thereafter, the charge is equal on an annual basis to 0.25% of assets. These rates are guaranteed not to increase for the duration of a policy. Union Central may realize a profit from this charge. Although Union Central does not believe that it is possible to allocate this charge to different risks, Union Central feels that a reasonable estimate is that during the first ten policy years, 0.30% of this charge is allocable to mortality risk, and 0.45% to expense risk; and thereafter, 0.10% of this charge is allocable to mortality risk, and 0.15% to expense risk.

The mortality risk Union Central assumes is that the insureds on the policies may die sooner than anticipated and therefore Union Central will pay an aggregate amount of death benefits greater than anticipated. The expense risk Union Central assumes is that expenses incurred in issuing and administering the policies and the separate account will exceed the amounts realized from the administrative charges assessed against the policies.

Transfer Charge

We currently assess a transfer charge of $10 for each transfer made during a policy year after the first twelve transfers. We reserve the right to decrease or eliminate the number of free transfers; in addition the transfer charge may be increased, but is guaranteed not to exceed $15 per transfer. We will deduct the transfer charge from the remaining account value in the subdivisions or the guaranteed account from which the transfer is being made on a pro rata basis. We do not expect a profit from this charge.

Surrender Charge

If a policy is completely surrendered or lapses, Union Central may deduct a surrender charge from the account value. The surrender charge includes a sales surrender charge and an administrative surrender charge. The maximum surrender charge is set forth in your policy. There is no additional sales surrender charge applicable to increases in specified amount. However, if the policy is completely surrendered following an increase in specified amount, an additional administrative surrender charge may apply, as described below.

Any surrender charge deducted upon lapse is credited back to the policy's account value upon reinstatement. The surrender charge on the date of reinstatement will be the same as it was on the date of lapse. For purposes of determining the surrender charge on any date after reinstatement, the period the policy was lapsed will not count.

Sales Surrender Charge. A sales surrender charge is deducted if the policy is surrendered or lapses during the first fifteen policy years following the policy date. The maximum sales surrender charge is 26% of the premiums paid up to a sales surrender premium shown in the policy. The maximum amount shown in the policy is based on the age at issue, sex, specified amount, death benefit option, and rate class applicable to the insured. Increases in the policy's specified amount will not affect the amount of the sales surrender premium, or the amount of the maximum sales surrender charge. Decreases in the policy's specified amount may reduce the sales surrender premium if the decrease is effective prior to the payment of cumulative premiums in an amount equal to the initial sales surrender premium shown in the policy. We will notify you of any reduction in the sales surrender premium, and the amount of the maximum sales surrender charge, at the time of any decrease in specified amount that causes such reductions.

The greatest sales surrender charge applicable to a portion of account value is paid if you lapse or surrender in policy years one through five. The maximum sales surrender charge in these years equals 26% of actual premiums paid up to the sales surrender premium shown in the policy. After the fifth policy year, the maximum sales surrender charge percentage declines on a monthly basis in level increments until it reaches 0% at the end of the fifteenth policy year, as shown in the following table.

                     END OF        SALES SURRENDER
                   POLICY YEAR    CHARGE PERCENTAGE
                   -----------    -----------------
                      1-5              26%
                        6              23.4%
                        7              20.8%
                        8              18.2%
                        9              15.6%
                       10              13.0%
                       11              10.4%
                       12               7.8%
                       13               5.2%
                       14               2.6%
                       15               0%

The purpose of the sales surrender charge is to reimburse Union Central for some of the expenses incurred in the distribution of the policies. The sales surrender charge may be insufficient to recover distribution expenses related to the sale of the policies. See "Daily Mortality and Expense Risk Charge," page 19, and "Cost of Insurance Charge," page 17.

Administrative Surrender Charge. An administrative surrender charge is deducted if the policy is surrendered or lapses during the first fifteen policy years following the policy date or any increase in specified amount (see "Surrender Charge" above).
The administrative surrender charge is equal to an amount per $1000 of specified amount, and depends upon the age of the insured at the time that the specified amount to which it applies was issued, and the policy year in which the charge is imposed. For issue ages 30 to 39, the amount per $1000 is $3.50 during policy years 1 through 5; for issue ages 40 to 49, the amount per $1000 is $4.50 during policy years 1 through 5; for issue ages 50 to 59, the amount per $1000 is $5.50 during policy years 1 through 5; and for issue ages 60 to 69, the amount per $1000 is $6.50 during policy years 1 through 5. The charge declines monthly after the end of the fifth policy year to zero at the end of policy year fifteen. Applicable administrative surrender charge rates, which increase with issue age, are set forth in full in the policy.

If the specified amount is increased, the increase is subject to a new administrative surrender charge. This charge is imposed if the policy is surrendered or lapses within fifteen policy years from the effective date of the increase, and is in addition to any sales surrender charge or administrative surrender charge that may be applicable if the policy is surrendered or lapses within fifteen policy years after the policy date.

The administrative surrender charge partially covers the administrative costs of processing surrenders, lapses, and increases and reductions in specified amount, as well as legal, actuarial, systems, mailing, and other overhead costs connected with Union Central's variable life insurance operations.

Fund Expenses

The value of the net assets of each subaccount reflects the management fees and other expenses incurred by the corresponding portfolio in which the subaccount invests. The investment advisers earn management fees for the services they provide in managing the portfolios. See the prospectuses for the portfolios. The fee table appears on page 7.

Cost of Additional Benefits Provided by Riders

The cost of additional benefits provided by riders is part of the monthly deduction and is charged to the account value on the monthly date.

Income Tax Charge

Union Central does not currently assess any charge for income taxes incurred as a result of the operations of the subaccounts of the separate account. We reserve the right, however, to assess a charge for such taxes against the subaccounts if we determine that such taxes will be incurred.

Special Arrangements

Where permitted by state regulation, Union Central may reduce or waive the sales charge component of the premium expense charge; the monthly administrative charge; and/or the surrender charge, under policies purchased by (i) directors, officers, current or retired employees ("employees"), or agents of Union Central, or affiliates thereof, or their spouses or dependents; (ii) directors, officers, employees, or agents of broker-dealers that have entered into selling agreements with Carillon Investments, Inc. relating to the policies, or their spouses or dependents; or (iii) directors, officers, employees, or affiliates of the portfolios or investment advisers or sub-advisers or distributors thereof, or their spouses or dependents. In addition, in the future, Union Central may reduce or waive the sales charge component of the premium expense charge, and/or the surrender charge if a policy is purchased by the owner of another policy issued by Union Central, and/or through transfer or exchange from a life insurance policy issued by Union Central, each in accordance with rules established by Union Central and applied on a uniform basis. Reductions or waivers of the sales charge component of the premium expense charge, the monthly administrative charge, and the surrender charge reflect the reduced sales and administrative effort associated with policies sold to the owners specified. The home office can provide advice regarding the availability of reduced or waived charges to such owners.

The Policies may be issued to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases policies covering a group of individuals. An example of such an arrangement is a non-qualified deferred compensation plan. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of policies on an individual basis.
The policies may not be available in connection with group or sponsored arrangements in all states.

For policies issued in connection with group or sponsored arrangements, Union Central may reduce or waive one or more of the following charges: the sales charge component of the premium expense charge; the surrender charge; the monthly charge for the cost of insurance; rider charges; monthly administrative charges; daily mortality and expense risk charges; and/or the transfer charge. In addition, the interest rate credited on amounts taken from the subdivisions as a result of a loan may be increased for these policies. Union Central will waive or reduce these charges as described below and according to its rules in effect when the policy application is approved.

To qualify for a waiver or reduction, a group or sponsored arrangement must satisfy certain criteria, for example, size of the group, or number of years in existence. Generally, the sales contacts and effort, administrative costs, and insurance cost and mortality expense risk per policy may vary based on such factors as the size of the group or sponsored arrangement, its stability, the purposes for which the policies are purchased, and certain characteristics of its members (including underwriting-related factors that are determined by Union Central to result in lower anticipated expenses of providing insurance coverage, and/or lower mortality expense risk, under policies sold to members of the group or through the sponsored arrangement). The amount of any reduction and the criteria for qualification will reflect the reduced sales and administrative effort resulting from sales to qualifying group or sponsored arrangements, and/or the reduced anticipated cost of insurance or mortality expense risk under such policies. Union Central may modify from time to time the amount or availability of any charge reduction or waiver, or the criteria for qualification.

Charge reductions or waivers will not be unfairly discriminatory against any person, including the affected owners and all other owners of policies funded by the separate account.


                HOW YOUR ACCOUNT VALUES VARY


There is no minimum guaranteed account value or cash surrender value. These values will vary with the investment experience of the subaccounts and/or the daily crediting of interest in the guaranteed account, and will depend on the allocation of account value. If the cash surrender value on a monthly date is less than the amount of the monthly deduction to be deducted on that date (see page 17) and the minimum guaranteed period is not then in effect, the policy will be in default and a grace period will begin. See "Minimum Guaranteed Period," page 13, and "Grace Period," page 14.

Determining the Account Value

On the policy date, the account value is equal to the initial net premium credited, less the monthly deduction made as of the policy date. On each valuation date thereafter, the account value is the sum of the variable account, the guaranteed account, and the loan account. The account value will vary to reflect the performance of the subdivisions to which amounts have been allocated, interest credited on amounts allocated to the guaranteed account, interest credited on amounts in the loan account, charges, transfers, partial cash surrenders, loans and loan repayments.

Subaccount Values. When you allocate an amount to a subdivision, either by net premium allocation or transfer, your policy is credited with accumulation units in the subaccount corresponding to that subdivision. The number of accumulation units is determined by dividing the amount allocated to the subdivision by the subaccount's accumulation unit value for the valuation date when the allocation is effected.

The number of accumulation units credited to your policy will increase when net premiums are allocated to the subdivision, amounts are transferred to the subdivision, and loan repayments are credited to the subdivision. The number of accumulation units credited to a policy will decrease when the allocated portion of the monthly deduction is taken from the subdivision, a loan is made, an amount is transferred from the subdivision, or a partial surrender is taken from the subdivision.

Determination of Unit Value. The unit value for each subaccount was arbitrarily set at $10 when the subaccount began operations. Thereafter, the unit value at the end of every valuation date is the unit value at the end of the previous valuation date times the net investment factor, as described below. The variable account for a policy is determined on any day by multiplying the number of units attributable to each subaccount corresponding to subdivisions in which account value is invested by the unit value for that subaccount on that day, and aggregating the resulting subaccount values.

Net Investment Factor. The net investment factor is an index applied to measure the investment performance of a subaccount from one valuation period to the next. Each subaccount has a net investment factor for each valuation period which may be greater or less than one. Therefore, the value of a unit may increase or decrease. The net investment factor for any subaccount for any valuation period is determined by dividing
(1) by (2) and subtracting (3) from the result, where:

(1) is the net result of:

    a. the net asset value per share of the portfolio held in the subaccount, determined at the end of the current valuation period; plus

    b. the per share amount of any dividend or capital gain distributions made by the portfolio to the subaccount, if the "ex-dividend" date occurs during the current valuation period;
plus or minus

    c. a per share charge or credit for any taxes incurred by or reserved for in the subaccount, which is determined by us to have resulted from the operations of the subaccount.

(2) is the net result of:

    a. the net asset value per share of the portfolio held in the subaccount, determined at the end of the last prior valuation period (adjusted for an "ex-dividend"); plus or minus

     b. the per share charge or credit for any taxes reserved for the immediately preceding valuation period.

(3) is a daily factor representing the mortality and expense risk charge deducted from the subaccount for the policy adjusted for the number of days in the valuation period.

Guaranteed Account. On any valuation date, the guaranteed account of a policy is the total of all net premiums allocated to the guaranteed account, plus any amounts transferred to the guaranteed account, plus interest credited on such net premiums and amounts, less the amount of any transfers, including transfer charges, taken from the guaranteed account, less the amount of any partial cash surrenders taken from the guaranteed account, less any amounts transferred from the guaranteed account in connection with loans, and less the pro-rata portion of the monthly deduction deducted from the guaranteed account.

Loan Account. On any valuation date, if there have been any loans, the loan account is equal to amounts transferred to the loan account from the subaccounts and from the guaranteed account as collateral for loans and for due and unpaid loan interest, amounts transferred from the loan account to the subaccounts and the guaranteed account as policy debt is repaid, and interest credited on the loan account.

Cash Value

The cash value on a valuation date is the account value less the surrender charge that would be applicable on that valuation date.

Cash Surrender Value

The cash surrender value on a valuation date is the cash value reduced by any policy debt. Cash surrender value is used to determine whether a partial cash surrender may be taken, and whether policy debt is excessive (see page 25). It is also the amount that is available upon full surrender of the policy (see page 25).


       DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT


As long as the policy remains in force, Union Central will pay the death benefit proceeds upon receipt at the home office of proof of the insured's death that Union Central deems satisfactory. Union Central may require return of the policy. The death benefit proceeds will be paid in a lump sum generally within seven calendar days of receipt of satisfactory proof (see "When Proceeds Are Paid," page 36 or, if elected, under a payment option (see "Payment Options," page 26). The death benefit will be paid to the beneficiary. See "Selecting and Changing the Beneficiary," page 24.

Amount of Death Benefit Proceeds

The death benefit proceeds are equal to the sum of the death benefit under the death benefit option selected calculated on the date of the insured's death, plus any supplemental and/or rider benefits, minus any policy debt on that date. If the date of death occurred during a grace period, the death benefit proceeds are the death benefit immediately prior to the start of the grace period, minus policy debt and minus any past due monthly deductions. Under certain circumstances, the amount of the death benefit may be further adjusted. See "Limits on Rights to Contest the Policy" and "Misstatement of Age or Sex," page 36.

If part or all of the death benefit is paid in one sum, Union
Central will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the insured's death to the date of payment.

Death Benefit Options

You may choose one of two death benefit options, which will be used to determine the death benefit. Under Option A, the death benefit is the greater of the specified amount or the Applicable Percentage of account value on the date of the insured's death. Under Option B, the death benefit is the greater of the specified amount plus the account value on the date of death, or the Applicable Percentage of the account value on the date of the insured's death.

If investment performance is favorable, the amount of the death benefit may increase. However, under Option A, the death benefit ordinarily will not change for several years to reflect any favorable investment performance and may not change at all. Under Option B, the death benefit will vary directly with account value, which reflects the investment performance of the subaccounts as well as interest credited to the guaranteed account. For an illustration of the impact that investment performance may have on the death benefit, see the illustrations beginning on page 27.

The "Applicable Percentage" is 250% when the insured has attained age 40 or less, and decreases each year thereafter to 100% when the insured has attained age 95. A table showing the Applicable Percentages for Attained Ages 0 to 95 is included in
Appendix A.

Initial Specified Amount and Death Benefit Option

The initial specified amount is set at the time the policy is issued. You may change the specified amount from time to time, as discussed below. You select the death benefit option when you apply for the policy. You also may change the death benefit option, as discussed below.

Changes in Death Benefit Option

You may change the death benefit option on your policy, by notice to us, subject to the following rules. After any change, the specified amount must be at least $50,000. The effective date of the change will be the monthly date next following the day that Union Central receives and accepts notice of the request for change. Union Central may require satisfactory
evidence of insurability.   A change in the death benefit option
may have adverse tax consequences. See "Tax Considerations," page 39.

When a change from Option A to Option B is made, the specified amount after the change is effected will be equal to the specified amount before the change less the account value on the effective date of the change. When a change from Option B to Option A is made, unless requested by notice to us, the specified amount after the change will be equal to the specified amount before the change is effected and the death benefit will be reduced by the account value on the effective date of the change.

Changes in Specified Amount

You may request a change in the specified amount, by notice to us, subject to the following rules. If a change in the specified amount would result in total premiums paid exceeding the premium limitations prescribed under current tax law to qualify your policy as a life insurance contract, Union Central will refund promptly to the owner the amount of such excess above the premium limitations.

The minimum amount of any decrease in specified amount is $5,000, and any decrease in specified amount will become effective on the monthly date next following the date that notice requesting the decrease is received and approved by us. Union Central reserves the right to decline a requested decrease in the specified amount if compliance with the guideline premium limitations under current tax law resulting from this decrease would result in immediate termination of the policy, or if to effect the requested decrease, payments to the owner would have to be made from the accumulated value for compliance with the guideline premium limitations, and the amount of such payments would exceed the cash surrender value under the policy.

Decreasing the specified amount of the policy may have the effect of decreasing monthly cost of insurance charges.
Decreasing the specified amount of the policy may have adverse tax consequences. See "Tax Considerations," page 39.

Any increase in the specified amount must be at least $5,000 (unless the increase is effected pursuant to a rider providing for automatic increases in specified amount), and an application must be submitted. Any increase that is not guaranteed by rider will require satisfactory evidence of insurability and must meet Union Central's underwriting rules. A change in planned periodic premiums may be advisable. See "Premium Payments Upon Increase in Specified Amount," page 13. The increase in specified amount will become effective on the monthly date next following the date the request for the increase is received and approved, and the account value will be adjusted to the extent necessary to reflect a monthly deduction as of the effective date based on the increase in specified amount.

A new administrative surrender charge period will apply to each portion of the policy resulting from an increase in specified amount, starting with the effective date of the increase. (See
"Surrender Charge," page 19).

Selecting and Changing the Beneficiary

You select one or more beneficiary(ies) in your application.
You may later change the beneficiary(ies) in accordance with the terms of the policy. The primary beneficiary, or, if the primary beneficiary is not living, the contingent beneficiary, is the person entitled to receive the death benefit proceeds under the policy. If the insured dies and there is no surviving beneficiary, the owner or the estate of the owner will be the beneficiary. If a beneficiary is designated as irrevocable, then the beneficiary's consent must be obtained to change the beneficiary.


                          CASH BENEFITS


Loans

After the first policy year and while the insured is living, and provided the policy is not in the grace period, you may borrow against your policy at any time by submitting notice to the home office. (In certain states, loans may also be available during the first policy year.) The minimum amount of any loan request is $500 (subject to state regulation). The maximum loan amount is equal to the sum of 90% of the variable account, plus 100% of the guaranteed account, less any surrender charges that would be applicable on the effective date of the loan, less loan interest to the annual date. Outstanding loans reduce the amount available for new loans. Loans will be processed as of the date your notice is received and approved. Loan proceeds generally will be sent to you within seven calendar days. See "When Proceeds Are Paid," page 36, and "Transfers from the Guaranteed Account," page 17

Interest. Each year Union Central will set the annual loan interest rate. The rate will never be more than the maximum permitted by law, and will not be changed more frequently than once per year. The rate for a policy year may not exceed the greater of (i) the Published Monthly Average for the calendar month ending two months before the annual date at the beginning of the policy year; or (ii) the guaranteed minimum interest rate applicable to the guaranteed account, plus 1.0%. The Published Monthly Average means Moody's Corporate Bond Yield Average - Monthly Average Corporates, as published by Moody's Investor Service, Inc., or any successor to that service; or if the average is no longer published, a substantially similar average, established by regulation issued by the insurance supervisory official of the state in which the policy is delivered.

If the maximum annual loan interest rate for a policy year is at least 0.5% higher than the rate set for the previous policy year, we may increase the rate to no more than that limit. If the maximum limit for a policy year is at least 0.5% lower than the rate set for the previous policy year, we will reduce the rate to at least that limit.

Union Central will notify owners of the initial rate of interest when a loan is made. We will notify the owner at least thirty days in advance of any increase in the annual loan interest rate applicable to any outstanding loan.

Interest is due and payable at the end of each policy year while a loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the outstanding loan.

Policy Debt. Outstanding loans (including unpaid interest added to the loan) plus accrued interest not yet due equals the policy debt.

Loan Collateral. When a policy loan is made, an amount sufficient to secure the loan is transferred out of the variable account and the guaranteed account and into the policy's loan account. Thus, a loan will have no immediate effect on the account value, but other policy values, such as the cash surrender value and the death benefit proceeds, will be reduced immediately by the amount transferred to the loan account. This transfer is made against the account value in each subdivision and the guaranteed account in proportion to the account value in each on the effective date of the loan, unless the owner specifies that transfers be made from specific subdivisions. An amount of account value equal to any due and unpaid loan interest which exceeds interest credited to the loan account will also be transferred to the loan account on each annual date. Such interest will be transferred from each subdivision and the guaranteed account in the same proportion that account value in each subdivision and the guaranteed account bears to the total unloaned account value.

The loan account will be credited with interest at an effective annual rate of not less than the annual loan interest rate, less 1.5% during the first ten policy years, and 0.50% thereafter. Thus, the maximum net cost of a loan per year is 1.5% during the first ten policy years, and 0.25% thereafter (the net cost of a loan is the difference between the rate of interest charged on policy loans and the amount credited on the equivalent amount held in the loan account). Union Central will determine the rate of interest to be credited to the loan account in its sole discretion, and the rate may change from time to time.

Loan Repayment; Effect if Not Repaid. You may repay all or part of your policy debt at any time while the insured is living and the policy is in force. Loan repayments must be sent to the home office and will be credited as of the date received. The owner may give us notice that a specific unscheduled premium made while a loan is outstanding is to be applied as a loan repayment. (Loan repayments, unlike unscheduled premiums, are not subject to premium expense charges.) We will apply any planned periodic premiums, and any unscheduled premiums without notice, as premium payments. When a loan repayment is made, account value in the loan account in an amount equivalent to the repayment is transferred from the loan account to the subdivisions and the guaranteed account. Thus, a loan repayment will have no immediate effect on the account value, but other policy values, such as the cash surrender value, will be increased immediately by the amount of the loan repayment. Amounts will be transferred to the subdivisions and the guaranteed account in accordance with the owner's current net premium allocation instructions.

If the death benefit becomes payable while a loan is outstanding, the policy debt will be deducted in calculating the death benefit proceeds.

If on a monthly date the cash value less any policy debt (the cash surrender value) is less than the amount of the monthly deduction due for the following policy month, the policy will be in default. You, and any assignee of record, will be sent notice of the default. You will have a 61-day grace period to submit a sufficient payment to avoid termination of coverage under the policy. The notice will specify the amount that must be repaid to prevent termination.

Effect of Policy Loan. A loan, whether or not repaid, will have a permanent effect on the death benefit and policy values because the investment results of the subaccounts of the separate account and current interest rates credited on account value in the guaranteed account will apply only to the non-loaned portion of the account value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts or credited interest rates for the guaranteed account while the loan is outstanding, the effect could be favorable or unfavorable.
Loans may increase the potential for lapse if investment results of the subaccounts are less than anticipated. Also, loans could, particularly if not repaid, make it more likely than otherwise for a policy to terminate. Please consult your tax adviser concerning the tax treatment of policy loans, and the adverse tax consequences if a policy lapses with loans outstanding. In addition, if your policy is a modified endowment contract, loans may be currently taxable and subject to a 10% penalty tax.

Surrendering the Policy for Cash Surrender Value

You may surrender your policy at any time for its cash surrender value by submitting notice to the home office. Union Central may require return of the policy. A surrender charge may apply. See "Surrender Charge," page 19. A surrender request will be processed as of the date your notice and all required documents are received. Payment will generally be made within seven calendar days. See "When Proceeds are Paid," page 36, and "Transfers from the Guaranteed Account," page 17 The cash surrender value may be taken in one lump sum or it may be applied to a payment option acceptable to you and to us. See "Payment Options," shown below. Your policy will terminate and cease to be in force if it is surrendered. It cannot later be reinstated. A surrender may result in adverse tax consequences, and if your policy is a modified endowment contract, may also trigger a 10% penalty tax. See "Tax Considerations," page 39.

Partial Cash Surrenders

You may make partial cash surrenders under your policy at any time subject to the conditions below. You must submit notice to the home office. Each partial cash surrender must be at least $500. The partial surrender amount may not exceed the cash surrender value. There is no fee or charge imposed on a partial cash surrender. As of the date Union Central receives notice of a partial cash surrender request, the cash value will be reduced by the partial cash surrender amount.

Unless the owner requests that a partial cash surrender be deducted from specified subdivisions, the partial cash surrender amount will be deducted from your account value in the subdivisions and in the guaranteed account pro-rata in proportion to the account value in each.

If death benefit Option A is in effect, Union Central will reduce the specified amount by the partial cash surrender amount. Union Central may reject a partial cash surrender request if the partial cash surrender would reduce the specified amount below $50,000, or if the partial cash surrender would cause the policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Union Central.

Partial cash surrender requests will be processed as of the date notice is received by us, and generally will be paid within seven calendar days. See "When Proceeds Are Paid," page 36, and
"Transfers from the Guaranteed Account," page 17

A partial cash surrender may result in adverse tax consequences, and if your policy is a modified endowment contract, may also trigger a 10% penalty tax. See "Tax Considerations," page 39.

Maturity Benefit

The maturity date is the insured's age 100. If the policy is still in force on the maturity date, the maturity benefit will be paid to you. The maturity benefit is equal to the cash surrender value on the maturity date.

Payment Options

Surrender proceeds and death benefit proceeds under the policy are generally payable in a lump sum. We may offer alternative payment options. Owners or beneficiaries should contact Union Central or their Union Central agent for information regarding payment options that may be available at the time of payment.


    ILLUSTRATIONS OF ACCOUNT VALUES, CASH SURRENDER VALUES,
       DEATH BENEFITS AND ACCUMULATED PREMIUM PAYMENTS


We prepared the following tables to illustrate hypothetically how certain values under a policy may change with investment performance over an extended period of time. The tables illustrate how account values, cash surrender values and death benefits under a policy covering an insured of a given age on the issue date, would vary over time if planned periodic premiums were paid annually and the return on the assets in the each of the portfolios were an assumed uniform gross annual rate of 0%, 6% and 12%. The values would be different from those shown if the returns averaged 0%, 6% or 12% but fluctuated over and under those averages throughout the years shown. The tables also show planned periodic premiums accumulated at 5% interest compounded annually. The hypothetical investment rates of return are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return for a particular policy may be more or less than the hypothetical investment rates of return and will depend on a number of factors, including the investment allocations made by an owner and prevailing rates. These illustrations assume that net premiums are allocated equally among the subdivisions available under the policy, and that NO amounts are allocated to the guaranteed account.

The illustrations reflect the fact that the net investment return on the assets held in the subaccounts is lower than the gross after-tax return of the selected portfolios. The tables assume an average annual expense ratio of 0.778% of the average daily net assets of the portfolios available under the policies. This average annual expense ratio is based on a simple arithmetic average of the actual expense ratios of each of the portfolios for the last fiscal year. For information on the portfolios' expenses, see the prospectuses for the portfolios accompanying this Prospectus.

In addition, the illustrations reflect the daily charge to the separate account for assuming mortality and expense risks, which is equal on an annual basis to 0.75% during the first ten policy years, and 0.25% thereafter. After deduction of portfolio expenses and the mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates of -1.516%, 4.393%, and 10.302%, respectively, during the first ten policy years, and -1.023%, 4.916%, and 10.855%, respectively, thereafter.

The illustrations also reflect the deduction of the applicable premium expense charge, and the monthly deduction, including the monthly cost of insurance charge for the hypothetical insured. Union Central's current cost of insurance charges, and the higher guaranteed maximum cost of insurance charges that Union Central has the contractual right to charge, are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no charges for federal or state income taxes are currently made against the separate account and assume no policy debt or charges for supplemental and/or rider benefits.

The illustrations are based on Union Central's sex distinct preferred rates. Upon request, owner(s) will be furnished with a comparable illustration based upon the proposed insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following tables.


               THE UNION CENTRAL LIFE INSURANCE COMPANY

                  VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 40         EXCEL CHOICE         $400,000 SPECIFIED AMOUNT
PREFERRED                                        DEATH BENEFIT OPTION A
VARIABLE INVESTMENT
               $5,000 ANNUAL PREMIUM USING CURRENT CHARGES

                                                                 CASH
                DEATH BENEFIT          ACCOUNT VALUE         SURRENDER VALUE
             --------------------   --------------------  --------------------
    PREMIUMS Assuming Hypothetical  Assuming Hypothetical Assuming Hypothetical
    ACCUM.       Gross Annual           Gross Annual          Gross Annual
     AT 5%   Investment Return of   Investment Return of  Investment Return of
END INTEREST --------------------   --------------------  --------------------
OF   PER     0%     6%      12%     0%      6%     12%    0%      6%     12%
YEAR YEAR   Gross   Gross   Gross   Gross  Gross  Gross   Gross  Gross  Gross
---- ----   -----   -----   -----   -----  -----  -----   -----  -----  -----

 1  5250    400000  400000  400000  3849   4104   4361    749    1004   1261
 2  10762   400000  400000  400000  7590   8339   9120    4420   5170   5950
 3  16551   400000  400000  400000  11228  12713  14323   8058   9544   11153
 4  22628   400000  400000  400000  14754  17224  20008   11585  14055  16838
 5  29010   400000  400000  400000  18175  21882  26230   15005  18713  23060

 6  35710   400000  400000  400000  21491  26695  33048   18638  23842  30195
 7  42746   400000  400000  400000  24711  31678  40533   22175  29142  37997
 8  50133   400000  400000  400000  27836  36839  48758   25617  34620  46539
 9  57889   400000  400000  400000  30867  42187  57802   28965  40285  55901
10  66034   400000  400000  400000  33799  47726  67751   32214  46141  66166

11  74586   400000  400000  400000  36821  53738  79101   35553  52470  77833
12  83565   400000  400000  400000  39747  59995  91659   38797  59044  90709
13  92993   400000  400000  400000  42569  66502  105558  41935  65868  104924
14  102893  400000  400000  400000  45280  73267  120950  44963  72950  120633
15  113287  400000  400000  400000  47870  80296  138001  47870  80296  138001

20  173596  400000  400000  400000  60163  121254 257070  60163  121254  257070
25  250567  400000  400000  559035  68108  171092 458226  68108  171092  458226
30  348804  400000  400000  918851  70038  232772 792113  70038  232772  792113

(1)  Assumes that no policy loans have been made.

(2) Current values reflect applicable Premium Expense Charges, current cost of insurance rates, a monthly administrative charge of $5.00 per month, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -1.516%, 4.393%, and 10.302% respectively, during the first ten policy years, and -1.023%, 4.916%, and 10.855% thereafter.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND
SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE
MORE OR LESS THAN THOSE SHOWN SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


               THE UNION CENTRAL LIFE INSURANCE COMPANY

                  VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 40         EXCEL CHOICE         $400,000 SPECIFIED AMOUNT
PREFERRED                                        DEATH BENEFIT OPTION A
VARIABLE INVESTMENT
               $5,000 ANNUAL PREMIUM USING GUARANTEED CHARGES

                                                                 CASH
                DEATH BENEFIT          ACCOUNT VALUE         SURRENDER VALUE
             --------------------   --------------------  --------------------
    PREMIUMS Assuming Hypothetical  Assuming Hypothetical Assuming Hypothetical
    ACCUM.       Gross Annual           Gross Annual          Gross Annual
     AT 5%   Investment Return of   Investment Return of  Investment Return of
END INTEREST --------------------   --------------------  --------------------
OF   PER     0%     6%      12%     0%      6%     12%    0%      6%     12%
YEAR YEAR   Gross   Gross   Gross   Gross  Gross  Gross   Gross  Gross  Gross
---- ----   -----   -----   -----   -----  -----  -----   -----  -----  -----

 1  5250    400000  400000  400000  3409   3647   3886    309    547    786
 2  10762   400000  400000  400000  6883   7576   8298    3714   4406   5129
 3  16551   400000  400000  400000  10244  11616  13104   7074   8446   9934
 4  22628   400000  400000  400000  13481  15762  18333   10312  12592  15163
 5  29010   400000  400000  400000  16599  20020  24034   13429  16851  20865

 6  35710   400000  400000  400000  19585  24383  30244   16732  21531  27392
 7  42746   400000  400000  400000  22434  28850  37013   19899  26315  34477
 8  50133   400000  400000  400000  25143  33422  44396   22924  31203  42177
 9  57889   400000  400000  400000  27706  38097  52457   25805  36195  50555
10  66034   400000  400000  400000  30113  42870  61259   28529  41285  59675

11  74586   400000  400000  400000  32626  48091  71355   31359  46823  70087
12  83565   400000  400000  400000  34966  53439  82451   34015  52488  81500
13  92993   400000  400000  400000  37110  58900  94651   36477  58266  94017
14  102893  400000  400000  400000  39041  64466  108074  38724  64149  107757
15  113287  400000  400000  400000  40727  70119  122852  40727  70119  122852

20  173596  400000  400000  400000  44714  99307  223595  44714  99307  223595
25  250567  400000  400000  482131  37840  128321 395189  37840  128321 395189
30  348804  400000  400000  786601  10788  152367 678104  10788  152367  678104

(1)  Assumes that no policy loans have been made.

(2)  Guaranteed values reflect applicable Premium Expense
Charges, guaranteed cost of insurance rates, a monthly administrative charge of $25.00 per month in year 1 and $10.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -1.516%, 4.393%, and 10.302% respectively, during the first ten policy years, and -1.023%, 4.916%, and 10.855% thereafter.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND
SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE
MORE OR LESS THAN THOSE SHOWN SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


               THE UNION CENTRAL LIFE INSURANCE COMPANY

                  VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 40         EXCEL CHOICE         $400,000 SPECIFIED AMOUNT
PREFERRED                                        DEATH BENEFIT OPTION B
VARIABLE INVESTMENT
               $5,000 ANNUAL PREMIUM USING CURRENT CHARGES

                                                                 CASH
                DEATH BENEFIT          ACCOUNT VALUE         SURRENDER VALUE
             --------------------   --------------------  --------------------
    PREMIUMS Assuming Hypothetical  Assuming Hypothetical Assuming Hypothetical
    ACCUM.       Gross Annual           Gross Annual          Gross Annual
     AT 5%   Investment Return of   Investment Return of  Investment Return of
END INTEREST --------------------   --------------------  --------------------
OF   PER     0%     6%      12%     0%      6%     12%    0%      6%     12%
YEAR YEAR   Gross   Gross   Gross   Gross  Gross  Gross   Gross  Gross  Gross
---- ----   -----   -----   -----   -----  -----  -----   -----  -----  -----

 1  5250    403840  404095  404350  3840   4095   4350    740    995    1250
 2  10762   407563  408310  409087  7563   8310   9087    4394   5140   5918
 3  16551   411173  412651  414252  11173  12651  14252   8004   9481   11082
 4  22628   414662  417114  419877  14662  17114  19877   11492  13944  16707
 5  29010   418033  421706  426013  18033  21706  26013   14863  18536  22843

 6  35710   421287  426432  432711  21287  26432  32711   18435  23580  29858
 7  42746   424434  431306  440038  24434  31306  40038   21898  28770  37502
 8  50133   427473  436332  448054  27473  36332  48054   25254  34113  45836
 9  57889   430404  441515  456832  30404  41515  56832   28502  39613  54930
10  66034   433222  446855  466441  33222  46855  66441   31637  45270  64856

11  74586   436112  452624  477356  36112  52624  77356   34844  51356  76088
12  83565   438889  458591  489366  38889  58591  89366   37938  57640  88415
13  92993   441540  464750  502577  41540  64750  102577  40906  64116  101943
14  102893  444059  471104  517111  44059  71104  117111  43742  70787  116794
15  113287  446432  477646  533093  46432  77646  133093  46432  77646  133093

20  173596  457409  515015  642675  57409  115015 242675  57409  115015 242675
25  250567  463060  556996  819755  63060  156996 419755  63060  156996 419755
30  348804  461349  602224  1106886 61349  202224 706886  61349  202224 706886

(1)  Assumes that no policy loans have been made.

(2) Current values reflect applicable Premium Expense Charges, current cost of insurance rates, a monthly administrative charge of $5.00 per month, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -1.516%, 4.393%, and 10.302% respectively, during the first ten policy years, and -1.023%, 4.916%, and 10.855% thereafter.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND
SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE
MORE OR LESS THAN THOSE SHOWN SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


               THE UNION CENTRAL LIFE INSURANCE COMPANY

                  VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 40         EXCEL CHOICE         $400,000 SPECIFIED AMOUNT
PREFERRED                                        DEATH BENEFIT OPTION B
VARIABLE INVESTMENT
               $5,000 ANNUAL PREMIUM USING GUARANTEED CHARGES

                                                                 CASH
                DEATH BENEFIT          ACCOUNT VALUE         SURRENDER VALUE
             --------------------   --------------------  --------------------
    PREMIUMS Assuming Hypothetical  Assuming Hypothetical Assuming Hypothetical
    ACCUM.       Gross Annual           Gross Annual          Gross Annual
     AT 5%   Investment Return of   Investment Return of  Investment Return of
END INTEREST --------------------   --------------------  --------------------
OF   PER     0%     6%      12%     0%      6%     12%    0%      6%     12%
YEAR YEAR   Gross   Gross   Gross   Gross  Gross  Gross   Gross  Gross  Gross
---- ----   -----   -----   -----   -----  -----  -----   -----  -----  -----

 1  5250    403400  403638  403876  3400   3638   3876    300    538    776
 2  10762   406856  407546  408265  6856   7546   8265    3686   4376   5095
 3  16551   410188  411552  413030  10188  11552  13030   7018   8382   9861
 4  22628   413386  415648  418198  13386  15648  18198   10216  12478  15028
 5  29010   416452  419838  423810  16452  19838  23810   13283  16668  20640

 6  35710   419373  424110  429894  19373  24110  29894   16520  21257  27041
 7  42746   422143  428459  436491  22143  28459  36491   19607  25923  33955
 8  50133   424755  432880  443645  24755  32880  43645   22536  30661  41426
 9  57889   427205  437368  451405  27205  37368  51405   25303  35467  49504
10  66034   429478  441911  459818  29478  41911  59818   27893  40326  58233

11  74586   431833  446844  469402  31833  46844  69402   30565  45576  68134
12  83565   433988  451839  479840  33988  51839  79840   33037  50888  78889
13  92993   435918  456870  491195  35918  56870  91195   35284  56236  90561
14  102893  437601  461914  503541  37601  61914  103541  37284  61597  103224
15  113287  439003  466934  516948  39003  66934  116948  39003  66934  116948

20  173596  440921  490556  603204  40921  90556  203204  40921  90556  203204
25  250567  430808  506906  731961  30808  106906 331961  30808  106906 331961
30  348804  400504  503921  920326  504    103921 520326  504    103921 520326


(1)  Assumes that no policy loans have been made.

(2)  Guaranteed values reflect applicable Premium Expense
Charges, guaranteed cost of insurance rates, a monthly administrative charge of $25.00 per month in year 1 and $10.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -1.516%, 4.393%, and 10.302% respectively, during the first ten policy years, and -1.023%, 4.916%, and 10.855% thereafter.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND
SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE
MORE OR LESS THAN THOSE SHOWN SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


               THE UNION CENTRAL LIFE INSURANCE COMPANY

                  VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 50         EXCEL CHOICE         $250,000 SPECIFIED AMOUNT
PREFERRED                                        DEATH BENEFIT OPTION A
VARIABLE INVESTMENT
               $5,300 ANNUAL PREMIUM USING CURRENT CHARGES

                                                                 CASH
                DEATH BENEFIT          ACCOUNT VALUE         SURRENDER VALUE
             --------------------   --------------------  --------------------
    PREMIUMS Assuming Hypothetical  Assuming Hypothetical Assuming Hypothetical
    ACCUM.       Gross Annual           Gross Annual          Gross Annual
     AT 5%   Investment Return of   Investment Return of  Investment Return of
END INTEREST --------------------   --------------------  --------------------
OF   PER     0%     6%      12%     0%      6%     12%    0%      6%     12%
YEAR YEAR   Gross   Gross   Gross   Gross  Gross  Gross   Gross  Gross  Gross
---- ----   -----   -----   -----   -----  -----  -----   -----  -----  -----

 1  5565    250000  250000  250000  3989   4258   4527    1236   1505   1774
 2  11408   250000  250000  250000  7867   8652   9469    5042   5826   6643
 3  17544   250000  250000  250000  11625  13178  14862   8799   10353  12036
 4  23986   250000  250000  250000  15263  17844  20755   12438  15018  17929
 5  30750   250000  250000  250000  18776  22650  27196   15951  19824  24370

 6  37853   250000  250000  250000  22163  27600  34245   19620  25057  31702
 7  45310   250000  250000  250000  25432  32712  41980   23171  230451 39719
 8  53141   250000  250000  250000  28599  38009  50493   26621  36031  48515
 9  61363   250000  250000  250000  31674  43512  59884   29978  41817  58189
10  69996   250000  250000  250000  34664  49238  70258   33251  47826  68846

11  79061   250000  250000  250000  37764  55485  82147   36634  54354  81016
12  88579   250000  250000  250000  40798  62032  95375   39950  61185  94527
13  98573   250000  250000  250000  43760  68895  110102  43195  68330  109536
14  109066  250000  250000  250000  46644  76089  126507  46361  75806  126225
15  120085  250000  250000  250000  49452  83637  144802  49452  83637  144802

20  184012  250000  250000  316484  61053  126583 272831  61053  126583 272831
25  265601  250000  250000  521429  67828  181406 487317  67828  181406 487317
30  369732  250000  257391  886641  61836  254232 844420  61836  254232 844420


(1)  Assumes that no policy loans have been made.

(2) Current values reflect applicable Premium Expense Charges, current cost of insurance rates, a monthly administrative charge of $5.00 per month, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -1.516%, 4.393%, and 10.302% respectively, during the first ten policy years, and -1.023%, 4.916%, and 10.855% thereafter.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND
SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE
MORE OR LESS THAN THOSE SHOWN SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


               THE UNION CENTRAL LIFE INSURANCE COMPANY

                  VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 50         EXCEL CHOICE         $250,000 SPECIFIED AMOUNT
PREFERRED                                        DEATH BENEFIT OPTION A
VARIABLE INVESTMENT
               $5,300 ANNUAL PREMIUM USING GUARANTEED CHARGES

                                                                 CASH
                DEATH BENEFIT          ACCOUNT VALUE         SURRENDER VALUE
             --------------------   --------------------  --------------------
    PREMIUMS Assuming Hypothetical  Assuming Hypothetical Assuming Hypothetical
    ACCUM.       Gross Annual           Gross Annual          Gross Annual
     AT 5%   Investment Return of   Investment Return of  Investment Return of
END INTEREST --------------------   --------------------  --------------------
OF   PER     0%     6%      12%     0%      6%     12%    0%      6%     12%
YEAR YEAR   Gross   Gross   Gross   Gross  Gross  Gross   Gross  Gross  Gross
---- ----   -----   -----   -----   -----  -----  -----   -----  -----  -----

 1  5565    250000  250000  250000  3387   3633   3879    634    880    1126
 2  11408   250000  250000  250000  6812   7519   8256    3986   4693   5431
 3  17544   250000  250000  250000  10082  11473  12983   7256   8647   10157
 4  23986   250000  250000  250000  13187  15487  18086   10361  12662  15261
 5  30750   250000  250000  250000  16112  19549  23593   13286  16723  20768

 6  37853   250000  250000  250000  18845  23650  29540   16302  21107  26996
 7  45310   250000  250000  250000  21374  27779  35965   19113  25518  33704
 8  53141   250000  250000  250000  23692  31933  42923   21714  29955  40945
 9  61363   250000  250000  250000  25790  36107  50473   24095  34411  48777
10  69996   250000  250000  250000  27646  40282  58671   26233  38869  57258

11  79061   250000  250000  250000  29497  44785  68054   28367  43655  66924
12  88579   250000  250000  250000  31069  49299  78345   30221  48451  77497
13  98573   250000  250000  250000  32323  53799  89654   31758  53234  89088
14  109066  250000  250000  250000  33218  58257  102109  32935  57974  101826
15  120085  250000  250000  250000  33703  62640  115870  33703  62640  115870

20  184012  250000  250000  250000  28358  82608  213127  28358  82608  213127
25  265601  250000  250000  409157  1236   94858  382390  1236   94858  382390
30  369732  0       250000  695889  0      84903  662752  0      84903  662752


(1)  Assumes that no policy loans have been made.

(2)  Guaranteed values reflect applicable Premium Expense
Charges, guaranteed cost of insurance rates, a monthly administrative charge of $25.00 per month in year 1 and $10.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -1.516%, 4.393%, and 10.302% respectively, during the first ten policy years, and -1.023%, 4.916%, and 10.855% thereafter.



THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND
SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE
MORE OR LESS THAN THOSE SHOWN SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


               THE UNION CENTRAL LIFE INSURANCE COMPANY

                  VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 50         EXCEL CHOICE         $250,000 SPECIFIED AMOUNT
PREFERRED                                        DEATH BENEFIT OPTION B
VARIABLE INVESTMENT
               $5,300 ANNUAL PREMIUM USING CURRENT CHARGES

                                                                 CASH
                DEATH BENEFIT          ACCOUNT VALUE         SURRENDER VALUE
             --------------------   --------------------  --------------------
    PREMIUMS Assuming Hypothetical  Assuming Hypothetical Assuming Hypothetical
    ACCUM.       Gross Annual           Gross Annual          Gross Annual
     AT 5%   Investment Return of   Investment Return of  Investment Return of
END INTEREST --------------------   --------------------  --------------------
OF   PER     0%     6%      12%     0%      6%     12%    0%      6%     12%
YEAR YEAR   Gross   Gross   Gross   Gross  Gross  Gross   Gross  Gross  Gross
---- ----   -----   -----   -----   -----  -----  -----   -----  -----  -----
 1  5565    253972  254239  254507  3972   4239   4507    1219   1486   1754
 2  11408   257814  258593  259404  7814   8593   9404    4988   5767   6578
 3  17544   261517  263054  264720  11517  13054  14720   8691   10228  11894
 4  23986   265079  267624  270493  15079  17624  20493   12253  14798  17667
 5  30750   268492  272296  276760  18492  22296  26760   15666  19470  23934

 6  37853   271752  277070  283565  21752  27070  33565   19209  24527  31022
 7  45310   274868  281955  290970  24868  31955  40970   22608  29695  38710
 8  53141   277856  286971  299052  27856  36971  49052   25878  34993  47074
 9  61363   280724  292132  307888  30724  42132  57888   29029  40436  56193
10  69996   283481  297448  317562  33481  47448  67562   32068  46035  66149

11  79061   286314  303199  328557  36314  53199  78557   35184  52068  77427
12  88579   289049  309161  340673  39049  59161  90673   38202  58313  89825
13  98573   291679  315336  354021  41679  65336  104021  41114  64771  103456
14  109066  294195  321726  368726  44195  71726  118726  43912  71443  118444
15  120085  296598  328339  384935  46598  78339  134935  46598  78339  134935

20  184012  305184  363196  492709  55184  113196 242709  55184  113196 242709
25  265601  306821  400037  664606  56821  150037 414606  56821  150037 414606
30  369732  291165  427199  930027  41165  177199 680027  41165  177199 680027

(1)  Assumes that no policy loans have been made.

(2) Current values reflect applicable Premium Expense Charges, current cost of insurance rates, a monthly administrative charge of $5.00 per month, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -1.516%, 4.393%, and 10.302% respectively, during the first ten policy years, and -1.023%, 4.916%, and 10.855% thereafter.



THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND
SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE
MORE OR LESS THAN THOSE SHOWN SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               THE UNION CENTRAL LIFE INSURANCE COMPANY

                  VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 50         EXCEL CHOICE         $250,000 SPECIFIED AMOUNT
PREFERRED                                        DEATH BENEFIT OPTION B
VARIABLE INVESTMENT
               $5,300 ANNUAL PREMIUM USING GUARANTEED CHARGES

                                                                 CASH
                DEATH BENEFIT          ACCOUNT VALUE         SURRENDER VALUE
             --------------------   --------------------  --------------------
    PREMIUMS Assuming Hypothetical  Assuming Hypothetical Assuming Hypothetical
    ACCUM.       Gross Annual           Gross Annual          Gross Annual
     AT 5%   Investment Return of   Investment Return of  Investment Return of
END INTEREST --------------------   --------------------  --------------------
OF   PER     0%     6%      12%     0%      6%     12%    0%      6%     12%
YEAR YEAR   Gross   Gross   Gross   Gross  Gross  Gross   Gross  Gross  Gross
---- ----   -----   -----   -----   -----  -----  -----   -----  -----  -----


 1  5565    253367  253611  253856  3367   3611   3856    614    858    1103
 2  11408   256752  257452  258183  6752   7452   8183    3926   4626   5357
 3  17544   259958  261331  262820  9958   11331  12820   7133   8505   9995
 4  23986   262975  265234  267785  12975  15234  17785   10149  12408  14960
 5  30750   265782  269139  273087  15782  19139  23087   12956  16313  20261

 6  37853   268365  273029  278742  18365  23029  28742   15822  20486  26199
 7  45310   270707  276881  284765  20707  26881  34765   18446  24620  32505
 8  53141   272799  280681  291181  22799  30681  41181   20821  28703  39203
 9  61363   274628  284410  298012  24628  34410  48012   22932  32714  46316
10  69996   276166  288031  305267  26166  38031  55267   24754  36618  53854

11  79061   277640  291837  313401  27640  41837  63401   26509  40707  62270
12  88579   278772  295494  322071  28772  45494  72071   27924  44647  71223
13  98573   279521  298948  331287  29521  48948  81287   28956  48383  80722
14  109066  279837  302133  341053  29837  52133  91053   29555  51850  90770
15  120085  279669  304978  351367  29669  54978  101367  29669  54978  101367

20  184012  270066  311666  411514  20066  61666  161514  20066  61666  161514
25  265601  0       295325  483832  0      45325  233832  0      45325  233832
30  369732  0       0       556416  0      0      306416  0      0      306416


(1)  Assumes that no policy loans have been made.

(2)  Guaranteed values reflect applicable Premium Expense
Charges, guaranteed cost of insurance rates, a monthly administrative charge of $25.00 per month in year 1 and $10.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -1.516%, 4.393%, and 10.302% espectively, during the first ten policy years, and -1.023%, 4.916%, and 10.855% thereafter.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND
SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE
MORE OR LESS THAN THOSE SHOWN SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

           OTHER POLICY BENEFITS AND PROVISIONS

Limits on Rights to Contest the Policy

Incontestability. Subject to state regulation, Union Central will not contest the policy, or any supplemental and/or rider benefits (except accidental death and/or disability benefits), after the policy or rider has been in force during the insured's lifetime for two years from the issue date or the effective date of the rider, unless fraud is involved. Any increase in the specified amount will be incontestable with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the insured for two years after the effective date of the increase.

Suicide Exclusion. Subject to state regulation, if the insured dies by suicide within two years after the issue date, we will not pay a death benefit. The policy will be terminated, and we will return the premium payments made before death, less any policy debt and any partial cash surrenders. If the insured dies by suicide within two years after an increase in specified amount that is subject to evidence of insurability, we will not pay any death benefit attributable to the increase. In such case, prior to calculating the death benefit, Union Central will restore to the cash value the sum of the monthly cost of insurance charges made for that increase.

Changes in the Policy or Benefits

Misstatement of Age or Sex. If the insured's age or sex has been misstated in the application for the policy or in any application for supplemental and/or rider benefits:

    if the misstatement becomes known after the death of the insured, then the death benefit under the policy or such supplemental and/or rider benefits will be adjusted to the correct amount (reflecting the correct age or sex) for the monthly deduction made for the month in which death occurred;

    if the misstatement becomes known during the lifetime of the insured, policy values will be adjusted to those based on the correct monthly deductions (reflecting the correct age or sex) since the policy date. If the policy's values are insufficient to cover the monthly deduction on the prior monthly date, the grace period will be deemed to have begun on such date, and notification will be sent to the owner at least 61 days prior to the end of the grace period.

Other Changes. At any time Union Central may make such changes in the policy as are necessary to assure compliance at all times with the definition of life insurance prescribed by the Internal Revenue Code or to make the policy conform with any law or regulation issued by any government agency to which it is subject.

When Proceeds Are Paid

Union Central will ordinarily pay any death benefit proceeds, loan proceeds, partial cash surrender proceeds, or full surrender proceeds within seven calendar days after receipt at the home office of all the documents required for such a payment. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the date of receipt of required documents. However, Union Central may delay making a payment or processing a transfer request if
(1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading on the New York Stock Exchange is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of separate account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Union Central's policy owners. See also "Payment Deferral from the Guaranteed Account," page 17.

Reports to Policy Owners

Each year you will be sent a report at your last known address showing, as of the end of the current report period: account value; cash value; death benefit; amount of interest credited to the guaranteed account; change in value of the variable account; premiums paid since the last report; loans; partial cash surrenders; expense charges; and cost of insurance charges since the prior report; and any other information required by law.
You will also be sent an annual and a semi-annual report for each portfolio underlying a subdivision to which you have allocated account value, including a list of the securities held in each portfolio, as required by the 1940 Act. In addition, when you pay premium payments, or if you take out a loan, transfer amounts or make partial cash surrenders, you will receive a written confirmation of these transactions.

Assignment

The policy may be assigned in accordance with its terms. In order for any assignment to be binding upon Union Central, it must be in writing and filed at the home office. Once Union Central has received a signed copy of the assignment, the owner's rights and the interest of any beneficiary (or any other person) will be subject to the assignment. Union Central assumes no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any policy debt.

Reinstatement

The policy may be reinstated within five years after lapse and before the maturity date, subject to compliance with certain conditions, including the payment of a necessary premium payment and submission of satisfactory evidence of insurability. See your policy for further information.

Supplemental and/or Rider Benefits

The following supplemental and/or rider benefits may be available and added to your policy. Any monthly charges for these benefits and/or riders will be deducted from your account value as part of the monthly deduction (see page 17). The supplemental and/or rider benefits available with the policies provide fixed benefits that do not vary with the investment experience of the separate account.

   Term Insurance Rider for Other Insured Persons. Provides a death benefit amount payable on the death of other insured persons specified. The other insured death benefit amount may be changed, subject to certain conditions. In addition, the rider coverage may be converted to a new policy on the other insured, subject to certain conditions.

   Scheduled Increase Option Rider for the Insured. Provides for automatic increases in the specified amount on each annual date, subject to the terms of the rider; the amount of the increase is specified in the rider. The rate class applicable to the scheduled increases will be the rate class of the insured on the issue date of the rider. There is no cost for this rider.

   Guaranteed Death Benefit Rider. Provides that the policy will remain in force and will not lapse before the expiration date of the guaranteed death benefit rider shown on the schedule page of your contract, provided that the sum of premium payments to date, less any partial cash surrenders and any policy debt, equals or exceeds the minimum monthly premium for the rider times the number of policy months since the policy date. The rider extends the minimum guaranteed period under your policy from three years to thirty years or until you are 65 years old, whichever occurs earlier. This rider terminates on any monthly date when the sum of premium payments, less any partial cash surrenders and any policy debt, is less than the Guaranteed Death Benefit Premium multiplied by the number of policy months since the policy date. Once terminated, this rider will not be reinstated. This rider is not available for all ages and rate classes, in all states, or under certain circumstances where the Term Insurance Rider for Other Insured Persons is also added to the policy.

   Cost of Living Rider for the Insured. Provides for automatic increases in the specified amount on each annual date, subject to the terms of the rider; the amount of the increase will be based on increases in the Consumer Price Index, as specified in the rider. The rate class applicable to the cost of living increases will be the rate class of the insured on the issue date of the rider. There is no cost for this rider.
   Guaranteed Insurability Option Rider. Provides the right to increase the specified amount on each option date by the benefit amount shown in the rider. No evidence of insurability will be required. Option dates are the annual dates nearest the insured's 25th, 28th, 31st, 34th, 37th, and 40th birthdays. Option dates may be advanced in the event of the insured's marriage or adoption of a child.

   Accidental Death Benefit Rider. Provides an additional death benefit payable if the insured's death results from certain accidental causes. There is no cash value for this benefit.

   Total Disability Benefit Rider - Waiver of Monthly Deduction.
   Provides for waiver of the monthly deduction during the total disability of the insured.

   Total Disability Benefit Rider - Policy Continuation to Maturity Date Not Guaranteed. Provides for the crediting to the policy as premium payments the monthly total disability benefit set forth in the rider during the total disability of the insured.

   Children's Insurance Rider. Provides a death benefit payable on the death of a child of the insured. More than one child can be covered. There is no cash value for this benefit.

   Insurance Exchange Rider. Provides the right to exchange the policy for a new policy on the life of a substitute insured. Exercise of the right is subject to satisfactory evidence of insurability of the substitute insured, and may result in a cost or credit to the owner. The new policy can be any adjustable life insurance policy issued by Union Central at the time the exchange privilege is exercised. The policy date for the new policy will generally be the same as the policy date of the exchanged policy; the issue date for the new policy will be the date of exchange. The initial cash value under the new policy will be the same as the cash value of the policy on the date of the exchange. There is no cost for this rider, and there are no charges or other fees imposed under the policy or the new policy at the time of the exchange. For purposes of calculating any surrender charges subsequently imposed on the policy acquired by exchange, we will take into account the number of policy years that this policy, AND the policy acquired by exchange, have been in force. Exercise of this rider will result in a taxable exchange.

   Accelerated Benefits Rider. Provides for an accelerated payment of up to 50% of the policy's death benefit (up to a maximum benefit of $500,000). This advance payment of the death benefit will be available if you are diagnosed as terminally ill, as defined in the rider. Certain charges will apply. Payment will be subject to evidence satisfactory to Union Central. You should consult your tax adviser before you request accelerated payment.

ADDITIONAL RULES AND LIMITS APPLY TO THESE SUPPLEMENTAL AND/OR RIDER BENEFITS. NOT ALL SUCH BENEFITS MAY BE AVAILABLE AT ANY TIME AND IN ANY GIVEN STATE, AND SUPPLEMENTAL AND/OR RIDER BENEFITS IN ADDITION TO THOSE LISTED ABOVE MAY BE MADE AVAILABLE. PLEASE ASK YOUR UNION CENTRAL AGENT FOR FURTHER INFORMATION, OR CONTACT THE HOME OFFICE.

Addition, Deletion or Substitution of Investments

Union Central reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the separate account or that the separate account may purchase. If the shares of a portfolio are no longer available for investment or if in Union Central's judgment further investment in any portfolio should become inappropriate in view of the purposes of the separate account, Union Central may redeem the shares, if any, of that portfolio and substitute shares of another registered open-end management company or unit investment trust. Union Central will not substitute any shares attributable to a policy's interest in the separate account without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

Union Central also reserves the right to establish additional subaccounts of the separate account, each of which would invest in shares corresponding to a new portfolio or in shares of another investment company having a specific investment objective. Subject to applicable law and any required SEC approval, Union Central may in its sole discretion establish new subaccounts or eliminate one or more subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new subaccount may be made available to existing owner(s) on a basis to be determined by Union Central.

If any of these substitutions or changes are made, Union Central may by appropriate endorsement change the policy to reflect the substitution or other change. If Union Central deems it to be in the best interests of owner(s), and subject to any approvals that may be required under applicable law, the separate account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Union Central separate accounts. Union Central reserves the right to make any changes to the separate account required by the 1940 Act or other applicable law or regulation.

Voting Rights

Union Central is the legal owner of shares held by the subaccounts and as such has the right to vote on all matters submitted to shareholders of the portfolios. However, as required by law, Union Central will vote shares held in the subaccounts at regular and special meetings of shareholders of the portfolios in accordance with instructions received from owners with account value in the subdivisions. Should the applicable federal securities laws, regulations or interpretations thereof change, Union Central may be permitted to vote shares of the portfolios in its own right, and if so, Union Central may elect to do so.

To obtain voting instructions from owners, before a meeting owners will be sent voting instruction material, a voting instruction form and any other related material. The number of shares held by each subaccount for which an owner may give voting instructions is currently determined by dividing the portion of the owner's account value in the subdivision corresponding to the subaccount by the net asset value of one share of the applicable portfolio. Fractional votes will be counted. The number of votes for which an owner may give instructions will be determined as of the date coincident with the date established by the fund for determining shareholders eligible to vote at the relevant meeting of the fund. Shares held by a subaccount for which no timely instructions are received will be voted by Union Central in the same proportion as those shares for which voting instructions are received.

Union Central may, if required by state insurance officials, disregard owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the portfolios, or to approve or disapprove an investment advisory agreement. In addition, Union Central may under certain circumstances disregard voting instructions that would require changes in the investment advisory agreement or investment adviser of one or more of the portfolios, provided that Union Central reasonably disapproves of such changes in accordance with applicable federal regulations. If Union Central ever disregards voting instructions, owners will be advised of that action and of the reasons for such action in the next semiannual report. Finally, Union Central reserves the right to modify the manner in which the weight to be given to pass-through voting instructions is calculated when such a change is necessary to comply with current federal regulations or the current interpretation thereof.

Participating

The policy is issued on a participating basis, and as such is eligible to share in Union Central's profits and surplus to the extent determined by our Board of Directors in its sole discretion. Union Central does not currently anticipate that the policies will participate in profits or surplus in the foreseeable future.

State Variations

Certain policy features, including the "free look," incontestability, and suicide provisions, are subject to state variation. The owner should read his or her policy carefully to determine whether any variations apply in the state in which the policy is issued.


                   TAX CONSIDERATIONS


Introduction

The following summary provides a general description of the Federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a policy issued on a standard basis should satisfy the applicable requirements. There is less guidance, however, with respect to a policy issued on a substandard basis (i.e., a premium class with extra rating involving higher than standard mortality risk) and it is not clear whether such a policy will in all cases satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the policy as necessary in order to do so.

In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the policy, such as the flexibility of the owner to allocate premium payments and account value, have not been explicitly addressed in published rulings. While we believe that the policy does not give the owner investment control over variable account assets, we reserve the right to modify the policy as necessary to prevent the owner from being treated as the owner of the variable account assets supporting the policy.

In addition, the Code requires that the investments of the subaccounts be "adequately diversified" in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the subaccounts, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a policy should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each owner or beneficiary. A tax adviser should be consulted on these consequences.

Generally, the owner of a policy will not be deemed to be in constructive receipt of the account value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a "Modified Endowment Contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policy as to premium payments and benefits, the individual circumstances of each policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but generally depend on the amount of premium payments made during the first seven policy years. Certain changes in a policy after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective owner should consult with a competent adviser to determine whether a policy transaction will cause the policy to be classified as a Modified Endowment Contract.

Distributions Other Than Death Benefits from Modified Endowment
Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

(1) All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the owner's investment in the policy only after all gain has been distributed.

(2) Loans taken from or secured by a policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

(3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the owner has attained age 59-1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner's beneficiary or designated beneficiary.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for Federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a policy that is not a Modified
Endowment Contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the policy is generally your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a policy loan will not be deductible. Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.

Multiple Policies. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

Other Policy Owner Tax Matters.   Businesses can use the policy
in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax adviser.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the policy.

Possible Charges for Union Central's Taxes

At the present time, Union Central makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts or to the policies. We reserve the right to charge the subaccounts for any future taxes or economic burden we may incur.


   OTHER INFORMATION ABOUT THE POLICIES AND UNION CENTRAL


Sale of the Policies

The policies will be offered to the public on a continuous basis, but we reserve the right to discontinue the offering. Applications for policies are solicited by agents who are licensed by applicable state insurance authorities and appointed by us to sell our variable life contracts and who are also registered representatives of Carillon Investments, Inc. ("Carillon Investments") or of a broker-dealer that has entered into a selling agreement with Carillon Investments. The address of Carillon Investments, one of our wholly-owned subsidiaries,
is 1876 Waycross Road, Cincinnati, Ohio  45240.   Carillon
Investments is an Ohio corporation, formed on November 9, 1983, and qualified to do business in all fifty states. Carillon Investments is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

Carillon Investments acts as the principal underwriter (as defined in the 1940 Act) for the separate account, pursuant to an underwriting agreement between Union Central and Carillon Investments. Carillon Investments is not obligated to sell any specific number of policies. Selling agents may be paid a maximum of 50% of planned periodic premiums paid up to an amount equal to one "target premium," plus 2% of any other first-year premiums. A "target premium" is an amount of premium based on the insured's age at issue, sex, rate class, specified amount, and supplemental and/or rider benefits. Selling agents may also receive service fees in policy years after the first, additional compensation based on persistency or other policy-related factors, as well as non-cash compensation. We may also compensate sales managers.

Union Central Directors and Executive Officers

See Appendix B for a list of the names, ages, addresses and principal occupations of Union Central's directors and executive officers.

State Regulation

Union Central is subject to regulation by the Department of Insurance of the State of Ohio, which periodically examines the financial condition and operations of Union Central. Union Central is also subject to the insurance laws and regulations of all jurisdictions where it does business. The policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

Union Central is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.

Preparing for Year 2000

Like all financial services providers, we utilize systems that may be affected by Year 2000 transition issues and we rely on service providers, including banks, custodians, and investment managers that also may be affected. We and our affiliates have developed, and are in the process of implementing, a Year 2000 transition plan, and are confirming that our service providers are also so engaged. We and our affiliates are devoting substantial resources to this effort. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on us. However, as of the date of this prospectus, it is not anticipated that you will experience negative effects on your investment, or on the services we provide, as a result of Year 2000 transition implementation. We currently anticipate that our systems will be Year 2000 compliant on or about June 30, 1999, but there can be no assurance that we will be successful. Our failure, or the failure of one of our service providers to achieve timely and complete compliance could materially impair our ability to conduct business, including our ability to accurately and timely value interests in the policies.

Additional Information

A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.


Experts

The financial statements of Carillon Life Account at December 31, 1998 and 1997 and for the years then ended, and of The Union Central Life Insurance Company at December 31, 1998 and 1997 and for the years then ended, appearing in this Prospectus and Registration Statement, have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein and in the Registration Statement, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Actuarial Matters

Actuarial matters included in this prospectus have been examined by Kristal E. Hambrick, FSA, MAAA, of Union Central, whose opinion is filed as an exhibit to the Registration Statement.

Litigation

No litigation is pending that would have a material effect upon the separate account.

Legal Matters

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

Financial Statements

The financial statements of the separate account and of Union Central appear on the following pages. The financial statements of Union Central should be distinguished from financial statements of the separate account and should be considered only as bearing upon Union Central's ability to meet its obligations under the policies.

Financial Statements



Carillon Life Account

December 31, 1998

Report of Independent Auditors
============================================================


To the Contractholders of Carillon Life
Account and the Board of Directors of
The Union Central Life Insurance Company

We have audited the accompanying statement of assets and liabilities of the Carillon Life Account (comprised of the Carillon Fund, Inc.'s Equity, Capital, Bond, and S & P 500 Index Subaccounts, the Scudder Variable Life Investment Fund's Money Market, Capital Growth, and International Subaccounts, MFS Variable Insurance Trust's Growth with Income, High Income, and Emerging Growth Subaccounts, The American Century Variable Portfolios, Inc.'s Capital Appreciation Subaccount, and the Templeton Variable Products Series Fund's International Subaccount) as of December 31, 1998, the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the number of shares owned as of December 31, 1998, by correspondence with the transfer agents for Carillon Fund, Inc., Scudder Variable Life Investment Fund, MFS Variable Insurance Trust, American Century Variable Portfolios, Inc., and Templeton Variable Products Series Fund. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Carillon Life Account at December 31, 1998, the results of their operations for the year then ended and changes in net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP

Cincinnati, Ohio
March 5, 1999

                           CARILLON LIFE ACCOUNT
                     STATEMENT OF ASSETS AND LIABILITIES
=============================================================================
DECEMBER 31, 1998
                                           Carillon Fund, Inc.
                                           (affiliated issuers)
                                 ---------------------------------------------
                                                                     S&P 500
                                 Equity      Capital     Bond        Index
                                 Subaccount  Subaccount  Subaccount  Subaccount
ASSETS
Investments in securities of
unaffiliated issuers, at fair
value (cost $568,881;
$1,516,235; $1,092,325;
$2,015,429; $394,697; $893,712;
$882,814; $478,435)                  --        --          --          --

Investments in shares of
Carillon Fund, Inc.,
at fair value (cost $2,125,885;
$240,373; $458,780; $4,493,368)  $1,729,630  $212,282    $449,424    $5,470,490

Total Invested Assets             1,729,630   212,282     449,424     5,470,490

OTHER ASSETS & (LIABILITIES)       (13,622)  (15,305)         (3)         6,761

NET ASSETS
(Contract Owners' Equity)        $1,716,008  $196,977    $449,421    $5,477,251


Accumulation units               143,131.22  19,310.85   36,346.01   278,881.06

Net asset value                   $11.98906  $10.20032   $12.36507   $19.64010

                                                Scudder Variable Life
                                                   Investment Fund
                                                (unaffiliated issuers)
                                     ---------------------------------------
                                     Money        Capital
                                     Market       Growth       International
                                     Subaccount   Subaccount   Subaccount
ASSETS
Investments in securities of
unaffiliated issuers, at fair
value (cost $568,881;
$1,516,235; $1,092,325;
$2,015,429; $394,697; $893,712;
$882,814; $478,435)                  $568,881     $1,793,567   $1,155,038

Investments in shares of
Carillon Fund, Inc.,
at fair value (cost $2,125,885;
$240,373; $458,780; $4,493,368)        --             --           --

Total Invested Assets                 568,881      1,793,567    1,155,038

OTHER ASSETS & (LIABILITIES)           29,738         15,350        5,378

NET ASSETS
(Contract Owners' Equity)            $598,619     $1,808,917   $1,160,416

Accumulation units                   52,611.47     97,127.10    81,705.84
Net asset value                      $11.37810     $18.62422    $14.20235


                                              MFS Variable
                                             Insurance Trust
                                          (unaffiliated issuer)
                                    ----------------------------------
                                      Growth       High      Emerging
                                    with Income   Income      Growth
                                    Subaccount  Subaccount  Subaccount
ASSETS
Investments in securities of
unaffiliated issuers, at fair
value (cost $568,881;
$1,516,235; $1,092,325;
$2,015,429; $394,697; $893,712;
$882,814; $478,435)                 $2,411,089  $377,221    $1,072,226

Investments in shares of
Carillon Fund, Inc.,
at fair value (cost $2,125,885;
$240,373; $458,780; $4,493,368)
2,411,089  377,221  1,072,226           --         --          --

Total Invested Assets               $2,411,089  $377,221    $1,072,226

OTHER ASSETS & (LIABILITIES)        (31,653)       2,233       283

NET ASSETS
(Contract Owners' Equity)           $2,379,436  $379,454    $1,072,509

Accumulation units                  132,107.17  33,045.13   64,598.75
Net asset value                     $18.01140   $11.48288   $16.60263




                                    American Century        Templeton Variable
                                Variable Portfolios, Inc.  Products Series Fund
                                (unaffiliated issuers)    (unaffiliated issuer)
                                ------------------------   --------------------
                                    Capital
                                    Appreciation             International
                                    Subaccount               Subaccount
ASSETS
Investments in securities of
unaffiliated issuers, at fair
value (cost $568,881;
$1,516,235; $1,092,325;
$2,015,429; $394,697; $893,712;
$882,814; $478,435)                 $839,018                 $480,591
Investments in shares of
Carillon Fund, Inc.,
at fair value (cost $2,125,885;
$240,373; $458,780; $4,493,368)       --                         --

Total Invested Assets                839,018                  480,591

OTHER ASSETS & (LIABILITIES)           1,888                  4,467

NET ASSETS
(Contract Owners' Equity)           $840,906                  $485,058

Accumulation units                  95,634.66                 40,939.08
Net asset value                     $8.79291                  $11.84828


The accompanying notes are an integral part of the financial statements.

                          CARILLON LIFE ACCOUNT
                         STATEMENT OF OPERATIONS
============================================================================
YEAR ENDED DECEMBER 31, 1998

                                           Carillon Fund, Inc.
                                           (affiliated issuers)
                                 ---------------------------------------------
                                                                     S&P 500
                                 Equity      Capital     Bond        Index
                                 Subaccount  Subaccount  Subaccount  Subaccount
INVESTMENT INCOME
  Dividend income                $219,212    $14,439     $29,328    $127,074

EXPENSES
  Mortality and expense
    risk charge                    10,886      1,182       2,502       26,751
                                 --------    --------    --------    --------
NET INVESTMENT INCOME (LOSS)      208,326     13,257      26,826      100,323
                                 --------    --------    --------    --------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on
     investments                  (7,857)    (11,122)      1,508     187,721

Net unrealized appreciation
 (depreciation)of investments    (475,951)   (26,223)    (11,968)    733,968
                                 --------    --------    --------    --------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS     (483,808)   (37,345)     (10,460)    921,689
                                 --------    --------    --------    --------

NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS         ($275,482)  ($24,088)    $16,366    $1,022,012
                                 ========    ========    ========   ==========
                                                Scudder Variable Life
                                                   Investment Fund
                                                (unaffiliated issuers)
                                     ---------------------------------------
                                     Money        Capital
                                     Market       Growth       International
                                     Subaccount   Subaccount   Subaccount
INVESTMENT INCOME
  Dividend income                    $18,267       $56,839       $97,946

EXPENSES
  Mortality and expense
    risk charge                        2,302         8,836         6,494
                                     -------       --------      --------
NET INVESTMENT INCOME (LOSS)          15,965        48,003        91,452
                                     -------       --------      --------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on
     investments                       ---          28,543         4,157

Net unrealized appreciation
 (depreciation)of investments          ---         185,265        38,361
                                     -------       --------      --------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS           ---         213,808        42,518
                                     -------       --------      --------

NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS             $15,965      $261,811      $133,970
                                     =======      ========      ========

                                              MFS Variable
                                             Insurance Trust
                                          (unaffiliated issuer)
                                    ----------------------------------
                                      Growth       High      Emerging
                                    with Income   Income      Growth
                                    Subaccount  Subaccount  Subaccount
INVESTMENT INCOME
  Dividend income                     ---       $19,000     $ 4,008

EXPENSES
  Mortality and expense
    risk charge                       11,388      2,056       4,154
                                     --------    --------    --------
NET INVESTMENT INCOME (LOSS)         (11,388)    16,944       (146)
                                     --------    --------    --------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on
     investments                       7,164        910        2,607

Net unrealized appreciation
 (depreciation)of investments        318,080     (25,221)    183,496
                                     --------    --------    --------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS         325,244     (24,311)    186,103
                                     --------    --------    --------

NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS            $313,856     ($7,367)   $185,957
                                    ========     ========   ========

                                    American Century        Templeton Variable
                                Variable Portfolios, Inc.  Products Series Fund
                                (unaffiliated issuers)    (unaffiliated issuer)
                                ------------------------   --------------------
                                    Capital
                                    Appreciation             International
                                    Subaccount               Subaccount
INVESTMENT INCOME
  Dividend income                   $35,184                 $12,080

EXPENSES
  Mortality and expense
    risk charge                       5,038                   2,216
                                    ---------               --------
NET INVESTMENT INCOME (LOSS)         30,146                   9,864
                                    ---------               --------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on
     investments                    (26,995)                    538

Net unrealized appreciation
 (depreciation)of investments       (17,722)                  3,770
                                    ---------               --------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS        (44,717)                  4,308
                                    ---------               --------

NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS            ($14,571)               $14,172
                                    =========               ========


The accompanying notes are an integral part of the financial statements.

      CARILLON LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
===================================

                                                   Carillon Fund, Inc.
                                                    Equity Subaccount
                                                 -----------------------
                                                 Year Ended December 31,
                                                 1998         1997
                                                 --------     --------
OPERATIONS
 Net investment income                           $  208,326   $   57,482
 Net realized gain (loss) on investments             (7,857)       5,374
 Net unrealized appreciation
 (depreciation) of investments                     (475,951)      54,454
                                                 ----------   ----------
 Net increase (decrease) in net assets
 resulting from operations                         (275,482)     117,310
                                                 ----------   ----------
EQUITY TRANSACTIONS
 Contract purchase payments                         757,917      541,015
 Transfers from other subaccounts and
  Guaranteed Account of The Union
  Central Life Insurance Company                    527,933      476,305
 Transfers to other subaccounts and
  Guaranteed Account of The Union
  Central Life Insurance Company                   (463,174)    (237,426)
 Surrenders                                         (18,068)     (24,127)
                                                 ----------   ----------
  Net proceeds from equity transactions             804,608      755,767
                                                 ----------   ----------
NET INCREASE IN NET ASSETS                          529,126      873,077

NET ASSETS (Beginning of year)                    1,186,882      313,805
                                                 ----------   ----------
NET ASSETS (End of year)                         $1,716,008   $1,186,882
                                                 ==========   ==========

The accompanying notes are an integral part of the financial statements.

CARILLON LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
===================================

                                                   Carillon Fund, Inc.
                                                   Capital Subaccount
                                                 -----------------------
                                                 Year Ended December 31,
                                                 1998         1997
                                                 --------     --------
OPERATIONS
 Net investment income                           $ 13,257     $  7,418
 Net realized gain (loss) on investments          (11,122)          68
 Net unrealized depreciation of investments       (26,223)      (3,436)
                                                 --------     --------
 Net increase (decrease) in net assets
 resulting from operations                        (24,088)       4,050
                                                 --------     --------
EQUITY TRANSACTIONS
 Contract purchase payments                        97,128       77,042
 Transfers from other subaccounts and
  Guaranteed Account of The Union
  Central Life Insurance Company                   54,755       54,466
 Transfers to other subaccounts and
  Guaranteed Account of The Union
  Central Life Insurance Company                  (59,011)     (40,555)
 Surrenders                                        (5,145)        (294)
                                                 --------     --------
  Net proceeds from equity transactions            87,727       90,659
                                                 --------     --------
NET INCREASE IN NET ASSETS                         63,639       94,709

NET ASSETS (Beginning of year)                    133,338       38,629
                                                 --------     --------
NET ASSETS (End of year)                         $196,977     $133,338
                                                 ========     ========

The accompanying notes are an integral part of the financial statements.

CARILLON LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
===================================

                                                   Carillon Fund, Inc.
                                                     Bond Subaccount
                                                 -----------------------
                                                 Year Ended December 31,
                                                 1998         1997
                                                 --------     --------
OPERATIONS
 Net investment income                           $ 26,826     $  5,771
 Net realized gain on investments                   1,508          275
 Net unrealized appreciation (depreciation)
    of investments                                (11,968)       2,461
                                                 --------     --------
 Net increase in net assets
    resulting from operations                      16,366        8,507
                                                 --------     --------
EQUITY TRANSACTIONS
 Contract purchase payments                       117,035       75,946
 Transfers from other subaccounts and
  Guaranteed Account of The Union
  Central Life Insurance Company                  330,813       65,499
 Transfers to other subaccounts and
  Guaranteed Account of The Union
  Central Life Insurance Company                 (145,201)     (49,957)
 Surrenders                                        (6,653)      (4,477)
                                                 --------     --------
  Net proceeds from equity transactions           295,994       87,011
                                                 --------     --------
NET INCREASE IN NET ASSETS                        312,360       95,518

NET ASSETS (Beginning of year)                    137,061       41,543
                                                 --------     --------
NET ASSETS (End of year)                         $449,421     $137,061
                                                 ========     ========

The accompanying notes are an integral part of the financial statements.

CARILLON LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
===================================

                                                   Carillon Fund, Inc.
                                                 S&P 500 Index Subaccount
                                                 ------------------------
                                                 Year Ended December 31,
                                                 1998         1997
                                                 --------     --------
OPERATIONS
 Net investment income                           $  100,323   $   25,114
 Net realized gain on investments                   187,721      171,324
 Net unrealized appreciation of investments         733,968      205,312
                                                 ----------   ----------
 Net increase in net assets resulting
    from operations                               1,022,012      401,750
                                                 ----------   ----------
EQUITY TRANSACTIONS
 Contract purchase payments                       2,070,371    1,526,494
 Transfers from other subaccounts and
  Guaranteed Account of The Union
  Central Life Insurance Company                  1,058,473    1,500,209
 Transfers to other subaccounts and
  Guaranteed Account of The Union
  Central Life Insurance Company                 (1,568,399)  (1,053,114)
 Surrenders                                         (41,604)     (31,866)
                                                 ----------   ----------
  Net proceeds from equity transactions           1,518,841    1,941,723
                                                 ----------   ----------
NET INCREASE IN NET ASSETS                        2,540,853    2,343,473

NET ASSETS (Beginning of year)                    2,936,398      592,925
                                                 ----------   ----------
NET ASSETS (End of year)                         $5,477,251   $2,936,398
                                                 ==========   ==========

The accompanying notes are an integral part of the financial statements.

CARILLON LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
===================================

                                        Scudder Variable Life Investment Fund
                                                 Money Market Subaccount
                                                 -----------------------
                                                 Year Ended December 31,
                                                 1998         1997
                                                 --------     --------
OPERATIONS
 Net investment income                           $   15,965   $   12,068
                                                 ----------   --------
 Net increase in net assets resulting
     from operations                                 15,965       12,068
                                                 ----------   --------
EQUITY TRANSACTIONS
 Contract purchase payments                       3,170,692    2,943,446
 Transfers from other subaccounts and
  Guaranteed Account of The Union
  Central Life Insurance Company                    248,631      255,367
 Transfers to other subaccounts and
  Guaranteed Account of The Union
  Central Life Insurance Company                 (3,354,918)  (2,884,504)
 Surrenders                                         (17,624)      (9,586)
                                                 ----------   --------
  Net proceeds from equity transactions              46,781      304,723
                                                 ----------   --------
NET INCREASE IN NET ASSETS                           62,746      316,791

NET ASSETS (Beginning of year)                      535,873      219,082
                                                 ----------   --------
NET ASSETS (End of year)                           $598,619     $535,873
                                                 ==========   ==========

The accompanying notes are an integral part of the financial statements.

CARILLON LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
===================================

                                        Scudder Variable Life Investment Fund
                                                Capital Growth Subaccount
                                                 -----------------------
                                                 Year Ended December 31,
                                                 1998         1997
                                                 --------     --------

OPERATIONS
 Net investment income                           $   48,003   $ 16,718
 Net realized gain on investments                    28,543      4,194
 Net unrealized appreciation of investments         185,265     77,571
                                                 ----------   --------
 Net increase in net assets resulting
    from operations                                 261,811     98,483
                                                 ----------   --------
EQUITY TRANSACTIONS
 Contract purchase payments                         758,565    300,623
 Transfers from other subaccounts and
  Guaranteed Account of The Union
  Central Life Insurance Company                    572,746    241,177
 Transfers to other subaccounts and
  Guaranteed Account of The Union
  Central Life Insurance Company                   (434,241)  (149,666)
 Surrenders                                         (25,144)    (6,173)
                                                 ----------   --------
  Net proceeds from equity transactions             871,926    385,961
                                                 ----------   --------
NET INCREASE IN NET ASSETS                        1,133,737    484,444

NET ASSETS (Beginning of year)                      675,180    190,736
                                                 ----------   --------
NET ASSETS (End of year)                         $1,808,917   $675,180
                                                 ==========   ========

The accompanying notes are an integral part of the financial statements.

CARILLON LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
===================================

                                        Scudder Variable Life Investment Fund
                                                 International Subaccount
                                                 -----------------------
                                                 Year Ended December 31,
                                                 1998         1997
                                                 --------     --------
OPERATIONS
 Net investment income                           $   91,452   $  3,211
 Net realized gain on investments                     4,157      3,099
 Net unrealized appreciation of investments          38,361     14,756
                                                 ----------   --------
 Net increase in net assets resulting
   from operations                                  133,970     21,066
                                                 ----------   --------
EQUITY TRANSACTIONS
 Contract purchase payments                         495,334    402,988
 Transfers from other subaccounts and
  Guaranteed Account of The Union
  Central Life Insurance Company                    207,840    214,864
 Transfers to other subaccounts and
  Guaranteed Account of The Union
  Central Life Insurance Company                   (314,317)  (178,811)
 Surrenders                                         (16,592)    (9,661)
                                                 ----------   --------
  Net proceeds from equity transactions             372,265    429,380
                                                 ----------   --------
NET INCREASE IN NET ASSETS                          506,235    450,446

NET ASSETS (Beginning of year)                      654,181    203,735
                                                 ----------   --------
NET ASSETS (End of year)                         $1,160,416   $654,181
                                                 ==========   ========

The accompanying notes are an integral part of the financial statements.

CARILLON LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
===================================

                                              MFS Variable Insurance Trust
                                              Growth with Income Subaccount
                                              -----------------------------
                                                 Year Ended December 31,
                                                 1998         1997
                                                 --------     --------
OPERATIONS
 Net investment income (loss)                      ($11,388)  $ 16,756
 Net realized gain on investments                     7,164      3,633
 Net unrealized appreciation of investments         318,080     70,494
                                                 ----------   --------
  Net increase in net assets
  resulting from operations                         313,856     90,883
                                                 ----------   --------
EQUITY TRANSACTIONS
 Contract purchase payments                         828,591    363,999
 Transfers from other subaccounts and
  Guaranteed Account of The Union
  Central Life Insurance Company                    850,023    427,622
 Transfers to other subaccounts and
  Guaranteed Account of The Union
  Central Life Insurance Company                   (454,281)  (158,180)
 Surrenders                                         (19,193)    (6,427)
                                                 ----------   --------
  Net proceeds from equity transactions           1,205,140    627,014
                                                 ----------   --------
NET INCREASE IN NET ASSETS                        1,518,996    717,897

NET ASSETS (Beginning of year)                      860,440    142,543
                                                 ----------   --------
NET ASSETS (End of year)                         $2,379,436   $860,440
                                                 ==========   ========

The accompanying notes are an integral part of the financial statements.

CARILLON LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
===================================

                                              MFS Variable Insurance Trust
                                                 High Income Subaccount
                                              -----------------------------
                                                 Year Ended December 31,
                                                 1998         1997
                                                 --------     --------
OPERATIONS
 Net investment income (loss)                    $ 16,944     ($ 1,092)
 Net realized gain on investments                     910        2,033
 Net unrealized appreciation
  (depreciation) of investments                  (25,221)        7,859
                                                 --------     --------
  Net increase (decrease) in net assets
  resulting from operations                       (7,367)        8,800
                                                 --------     --------
EQUITY TRANSACTIONS
 Contract purchase payments                       140,444       74,122
 Transfers from other subaccounts and
  Guaranteed Account of The Union
  Central Life Insurance Company                  202,109       64,425
 Transfers to other subaccounts and
  Guaranteed Account of The Union
  Central Life Insurance Company                  (82,593)     (51,927)
 Surrenders                                        (4,684)      (1,952)
                                                 --------     --------
  Net proceeds from equity transactions           255,276       84,668
                                                 --------     --------
NET INCREASE IN NET ASSETS                        247,909       93,468

NET ASSETS (Beginning of year)                    131,545       38,077
                                                 --------     --------
NET ASSETS (End of year)                         $379,454     $131,545
                                                 ========     ========


The accompanying notes are an integral part of the financial statements.

CARILLON LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
===================================

                                              MFS Variable Insurance Trust
                                               Emerging Growth Subaccount
                                              -----------------------------
                                                 Year Ended December 31,
                                                 1998         1997
                                                 --------     --------
OPERATIONS
 Net investment loss                                  ($146)     ($11)
 Net realized gain on investments                     2,607       146
 Net unrealized appreciation
(depreciation) of investments                       183,496     (4,982)
                                                 ----------   --------
  Net increase (decrease) in net assets
  resulting from operations                         185,957     (4,847)
                                                 ----------   --------
EQUITY TRANSACTIONS
 Contract purchase payments                         309,922     36,456
 Transfers from other subaccounts and
  Guaranteed Account of The Union
  Central Life Insurance Company                    526,772    185,734
 Transfers to other subaccounts and
  Guaranteed Account of The Union
  Central Life Insurance Company                   (150,046)   (11,470)
 Surrenders                                          (5,969)      ---
                                                 ----------   --------
  Net proceeds from equity transactions             680,679    210,720
                                                 ----------   --------
NET INCREASE IN NET ASSETS                          866,636    205,873

NET ASSETS (Beginning of year)                      205,873       ---
                                                 ----------   --------
NET ASSETS (End of year)                         $1,072,509   $205,873
                                                 ==========   ========

The accompanying notes are an integral part of the financial statements.

CARILLON LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
===================================

                                     American Century Variable Portfolios, Inc.
                                             Capital Appreciation Subaccount
                                              -----------------------------
                                                 Year Ended December 31,
                                                 1998         1997
                                                 --------     --------
OPERATIONS
 Net investment income                           $ 30,146       $3,304
 Net realized loss on investments                 (26,995)      (4,996)
 Net unrealized depreciation on investments       (17,722)     (14,910)
                                                 --------     --------
  Net decrease in net assets
  resulting from operations                       (14,571)    (16,602)
                                                 --------     --------
EQUITY TRANSACTIONS
 Contract purchase payments                       458,643      508,141
 Transfers from other subaccounts and
  Guaranteed Account of The Union
  Central Life Insurance Company                   99,739      154,646
 Transfers to other subaccounts and
  Guaranteed Account of The Union
  Central Life Insurance Company                 (370,976)    (214,444)
 Surrenders                                       (14,434)     (10,480)
                                                 --------     --------
  Net proceeds from equity transactions           172,972      437,863
                                                 --------     --------
NET INCREASE IN NET ASSETS                        158,401      421,261

NET ASSETS (Beginning of year)                    682,505      261,244
                                                 --------     --------
NET ASSETS (End of year)                         $840,906     $682,505
                                                 ========     ========

The accompanying notes are an integral part of the financial statements.

CARILLON LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
===================================

                                       Templeton Variable Products Series Fund
                                                International Subaccount
                                              -----------------------------
                                                 Year Ended December 31,
                                                 1998         1997
                                                 --------     --------
OPERATIONS
 Net investment income (loss)                      $9,864          ($7)
 Net realized gain on investments                     538           43
 Net unrealized appreciation
  (depreciation) on investments                     3,770       (1,615)
                                                 --------     --------
  Net increase (decrease) in net assets
   resulting from operations                       14,172       (1,579)
                                                 --------     --------
EQUITY TRANSACTIONS
 Contract purchase payments                       254,306       56,373
 Transfers from other subaccounts and
  Guaranteed Account of The Union
  Central Life Insurance Company                  188,403       89,306
 Transfers to other subaccounts and
  Guaranteed Account of The Union
  Central Life Insurance Company                  (99,573)    (14,309)
 Surrenders                                        (2,041)      ---
                                                 --------     --------
  Net proceeds from equity transactions           341,095      131,370
                                                 --------     --------
NET INCREASE IN NET ASSETS                        355,267      129,791

NET ASSETS (Beginning of year)                    129,791        ---
                                                 --------     --------
NET ASSETS (End of year)                         $485,058     $129,791
                                                 ========     ========

The accompanying notes are an integral part of the financial statements.

                 CARILLON LIFE ACCOUNT
             NOTES TO FINANCIAL STATEMENTS
=============================================================
DECEMBER 31, 1998

         NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Carillon Life Account of The Union Central Life Insurance Company (the Life Account) is a separate account registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Life Account was established on July 10, 1995 under Ohio law and by resolution of the Board of Directors of The Union Central life Insurance Company (Union Central) and commenced operations on December 29, 1995. Carillon Life Account is comprised of twelve subaccounts, each of which invests in a corresponding Portfolio of Carillon Fund, Inc., Scudder Variable Life Investment Fund, MFS Variable Insurance Trust, American Century Variable Portfolios, Inc., or Templeton
Variable Products Series Fund  (the Funds).   The Funds are no-
load, diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended. The shares of Carillon Fund, Inc. are sold only to Union Central and its separate accounts to fund the benefits under certain variable life policies and variable annuity contracts. Carillon Investments, Inc. (the Distributor), a broker-dealer registered under the Securities Exchange Act of 1934 and a wholly-owned subsidiary of Union Central, serves as the distributor of variable life policies and variable annuity contracts issued by Carillon Fund, Inc. The shares of Scudder Variable Life Investment Fund, MFS Variable Insurance Trust, American Century Variable Portfolios, Inc., and Templeton Variable Products Series Fund, are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts. Scudder Investor Services, Inc., a wholly-owned subsidiary of Scudder Stevens & Clark Inc., serves as distributor of variable life insurance policies and variable annuity contracts issued by Scudder Variable Life Investment
Fund.   MFS Fund Distributors, Inc., a wholly-owned subsidiary
of Massachusetts Financial Services Company, serves as distributor of shares issued by the MFS Variable Insurance Trust. American Century Investment Services, Inc., an affiliate of the fund's investment manager, serves as the distributor of variable life insurance contracts issued by American Century Variable Portfolios, Inc. Franklin Templeton Distributors, Inc. serves as the distributor of variable annuity and variable life insurance contracts issued by Templeton Variable Products Series Fund.

The assets of the Life Account are segregated from the other assets of Union Central and the investment performance of the Life Account is independent of the investment performance of both Union Central's general assets and other separate accounts.

Investment valuation - Assets of the Life Account are invested in shares of the Funds at the net asset value of the Funds' shares. Investments in the Funds' shares are subsequently valued at the net asset value of the Funds' shares held.

Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities transactions and investment income - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date. Gains and losses on sales of the Funds' shares are calculated on the first-in, first-out basis for financial reporting and tax purposes. All dividends and distributions from the Subaccount are reinvested in additional shares of the respective Subaccount at the net asset value per share.

Federal income taxes - The operations of the Life Account form a part of and are taxed with the operations of Union Central. Union Central is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, separate account investment income and capital gains are not taxed to the extent they are applied to increase reserves under a contract issued in connection with the Life Account. Investment income and realized capital gains and losses on assets of the Life Account are automatically applied to increase or decrease reserves under the contract. Accordingly, no provision for federal income taxes has been made in these financial statements.

NOTE 2 - INVESTMENT IN AFFILIATED & NON-AFFILIATED FUNDS

The subaccounts of the Life Account held the following investment in the corresponding Portfolios of Carillon Fund, Inc., Scudder Variable Life Investment Fund, MFS Variable Insurance Trust, American Century Variable Portfolios, Inc., and Templeton Variable Products Series Fund as of December 31, 1998:

                                             Carillon Fund, Inc.
                                -----------------------------------------------
                                Equity      Capital     Bond      S&P 500 Index
                                Subaccount  Subaccount  Subaccount  Subaccount

Net asset value per share       $  14.89    $  11.20    $  11.13    $  19.49
Number of shares                 116,161      18,954      40,380     280,682
                                             Scudder Variable Life
                                                Investment Fund
                                             ---------------------
                                   Money         Capital
                                   Market        Growth      International
                                   Subaccount    Subaccount    Subaccount
Net asset value per share          $   1.00      $  23.95      $  14.56
Number of shares                    568,881        74,888        79,330

                                    MFS Variable Insurance Trust
                                    ----------------------------
                        Growth with Income   High Income   Emerging Growth
                            Subaccount       Subaccount      Subaccount
Net asset value per share   $  20.11         $  11.53        $  21.47
Number of shares             119,895           32,716          49,941

                              American Century Variable Portfolios, Inc.
                              ------------------------------------------
                                               Capital
                                             Appreciation
                                              Subaccount
Net asset value per share                     $   9.02
Number of shares                                93,018
                                Templeton Variable Products Series Fund
                                ---------------------------------------
                                            International
                                              Subaccount
Net asset value per share                     $  20.61
Number of shares                                23,318

NOTE 3 - ACCOUNT CHARGE

Mortality and expense risk charge - A mortality and expense risk charge for Union Central at an annual rate of .75% of the net assets during the first ten policy years and .25% of net assets thereafter of the Life Account is determined daily. The mortality risk Union Central assumes is that the insureds on the policies may die sooner than anticipated and therefore Union Central will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed by Union Central is that expenses incurred in assuming and administering the policies and the separate account will exceed the amounts realized from the administrative charges assessed against the policies.

NOTE 4 - IMPACT OF YEAR 2000 (UNAUDITED)

Some of Union Central's computer programs were written using two digits rather than four to define the applicable year. As a result, those computer programs have software that may recognize a date using "00" as the year 1900 rather than the year 2000. Computer software incorrectly recognizing a date would cause Union Central's computing environment to not function as expected. Among the results could be miscalculations causing disruptions of operations.

Union Central is addressing the Year 2000 issue through four steps: assessment, remediation, testing and implementation.

Union Central began addressing the Year 2000 issue in 1996 with a complete inventory and assessment of its mainframe systems.
As a result of the assessment, Union Central divided its mainframe systems into the following groups based on the steps required to address the Year 2000 issue: systems needing remediation, systems needing rewriting, systems needing to be replaced, systems needing to be tested only, and systems needing to be retired. Union Central has also performed as assessment of its personal computer (PC)/LAN based systems and analyzed its non-information technology systems such as heating, cooling, lighting, elevators, building security, alarms and phones for Year 2000 compliance.

Remediation of Union Central's mainframe systems is complete. Work on those systems needing replacing are in progress and near completion. The remediation of PC/LAN based systems is also in progress and near completion. Remediation of systems support software is in progress and is near completion. Completion will occur as Year 2000 compliant releases are made available by Union Central's vendors.

Regression testing of all remediated and rewritten mainframe systems is complete. Future date testing of all critical systems is underway and is expected to be completed by May 31, 1999. Testing with significant business partners is planned with completion dates no later than June 30, 1999. Testing of PC/LAN based systems is in progress with an expected completion date of June 30, 1999.

Union Central's mainframe systems have been regression tested and are in production mode. Full implementation of all systems is scheduled to occur no later than June 30, 1999.

In addition to internal systems, Union Central has many relationships with external vendors, suppliers and business partners. Union Central has initiated formal communications, including a definition of Year 2000 compliance, with all significant vendors, suppliers and business partners to determine their Year 2000 status. All are either compliant or in the process of becoming compliant. Union Central is not aware of any external entity that based on their Year 2000 status would materially impact our ability to provide continuing service to our customers or impact us financially. This is an ongoing process and we will continue to monitor the progress of our important outside vendors and service providers.

Based on the remediation, upgrades, and testing that has been completed so far, management believes that the primary risks are possible individual program failures, not major outages or inability to conduct business. Considerable progress has been made toward total Year 2000 compliance and the major effort remaining is to ensure this by thorough future-date testing. In the unlikely event Union Central does not complete any further work, we would expect no major disruption to our ability to conduct business, but would anticipate sporadic errors and system interruptions to occur. However, it is not possible to anticipate all future outcomes, particularly where third parties are involved, and as a result there could be circumstances in which Union Central may experience unexpected difficulties relating to the Year 2000.

The internal risk being managed is that there are date problems in systems that have not been found and corrected. The overall contingency plan is to have sufficient time to find and correct any errors. The future date testing that is underway will allow us six to nine months to correct errors found through the testing. Additionally, specific contingent plans are being written for major functions such as financial reporting. Externally we are continuing to monitor the progress of our critical third party vendors and service providers. Our contingency plan is to replace any such relationships should they not achieve and demonstrate Year 2000 compliance by June 30, 1999.

NOTE 5 - RELATED PARTY TRANSACTIONS

Investment advisory fees - Each Portfolio within Carillon Fund, Inc. (the CFI Funds) pay investment advisory fees to Carillon Advisers, Inc. (the Adviser), under terms of an Investment Advisory Agreement (the Agreement). Certain officers and directors of the Adviser are affiliated with the CFI Funds. The CFI Funds pay the Adviser, as full compensation for all services and facilities furnished, a monthly fee computed separately for each Portfolio on a daily basis, at an annual rate, as follows:

   (a)   for the Equity Portfolio - .65% of the first
         $50,000,000, .60% of the next $100,000,000, and .50% of
         all over $150,000,000 of the current net asset value:

   (b)   for the Capital Portfolio - .75% of the first
         $50,000,000, .65% of the next $100,000,000, and .50% of
         all over $150,000,000 of the current net asset value.

   (c)   for the Bond Portfolio - .50% of the first $50,000,000,
         .45% of the next $100,000,000, and .40% of
         all over $150,000,000 of the current net asset value.

   (d) for the S&P 500 Index Portfolio - .30% of the current net asset value.

The Agreement provides that if the total operating expenses of the CFI Funds, exclusive of the advisory fee and certain other expenses as described in the Agreement, for any fiscal quarter exceed an annual rate of 1% of the average daily net assets of the Equity, Capital, or Bond Portfolios, the Adviser will reimburse the CFI Funds for such excess, up to the amount of the advisory fee for that year. The Adviser has agreed to waive its advisory fee and pay any other expenses of the S&P 500 Index Portfolio to the extent that such expenses exceed 0.60% of its average annual net assets.

In addition to providing investment advisory services, the Adviser is responsible for providing certain administrative functions to the CFI Funds. The Adviser has entered into an Administration Agreement with the Distributor under which the Distributor furnishes substantially all of such services for an annual fee of .20% of the CFI Funds' average net assets for the Equity, Capital, and Bond Portfolios, and .05% of the CFI Funds' average net assets for the S&P 500 Index Portfolio. The fee is borne by the Adviser, not the CFI Funds.

Carillon Advisers, Inc. is a wholly-owned subsidiary of Union
Central.

NOTE 6 - SELECTED PER UNIT DATA

The following selected per unit data is computed on the basis of an accumulation unit outstanding at December 31 (ratio of expenses and total return are of the underlying funds):

                                           1998        1997        1996
CARILLON FUND, INC.

EQUITY SUBACCOUNT
Accumulation unit value                        $11.99      $14.26     $11.92
Number of accumulation units outstanding,
 end of period                             143,131.22   83,212.46  26,326.12
Ratio of expenses to average net assets         0.62%       0.62%      0.64%

  Total return                                -15.31%      20.56%     24.52%

CAPITAL SUBACCOUNT
Accumulation unit value                        $10.20      $11.85     $11.11
Number of accumulation units outstanding,
 end of period                              19,310.85   11,255.09   3,475.76
Ratio of expenses to average net assets         0.79%       0.77%      0.77%
  Total return                                -13.25%       7.40%     14.94%

BOND SUBACCOUNT
Accumulation unit value                        $12.37      $11.70     $10.61
Number of accumulation units outstanding,
 end of period                              36,346.01   11,719.47   3,914.14
Ratio of expenses to average net assets         0.58%       0.60%      0.62%
  Total return                                  6.52%      11.02%      7.19%

S&P 500 INDEX SUBACCOUNT
Accumulation unit value                        $19.64      $15.39     $11.69
Number of accumulation units outstanding,
 end of period                             278,881.06  190,744.45  50,735.13
Ratio of expenses to average net assets         0.43%       0.50%      0.59%
  Total return                                 28.54%      32.72%     23.37%

SCUDDER VARIABLE LIFE INVESTMENT FUND


MONEY MARKET SUBACCOUNT
Accumulation unit value                        $11.38      $10.89     $10.42
Number of accumulation units outstanding,
 end of period                              52,611.47   49,222.39  21,025.06
Ratio of expenses to average net assets         0.44%       0.46%      0.46%
  Total return                                  5.29%       5.25%      5.09%

CAPITAL GROWTH SUBACCOUNT
Accumulation unit value                        $18.62      $15.23     $11.30
Number of accumulation units outstanding,
 end of period                              97,127.10   44,339.15  16,877.42
Ratio of expenses to average net assets         0.50%       0.51%      0.53%
  Total return                                 23.23%      35.76%     20.13%

INTERNATIONAL SUBACCOUNT
Accumulation unit value                        $14.20      $12.08     $11.16
Number of accumulation units outstanding,
 end of period                              81,705.84   54,168.43  18,261.97
Ratio of expenses to average net assets         1.04%       1.00%      1.05%
  Total return                                 18.49%       9.07%     14.78%

MFS VARIABLE INSURANCE TRUST

GROWTH WITH INCOME SUBACCOUNT
Accumulation unit value                        $18.01      $14.84     $11.52
Number of accumulation units outstanding,
 end of period                             132,107.17   58,000.19  12,377.12
Ratio of expenses to average net assets         0.95%       1.00%      1.01%
  Total return                                 22.32%      29.78%     24.46%

HIGH INCOME SUBACCOUNT
Accumulation unit value                        $11.48      $11.59     $10.28
Number of accumulation units outstanding,
 end of period                              33,045.13   11,350.02   3,704.87
Ratio of expenses to average net assets         1.03%       1.01%      1.01%
  Total return                                 -0.18%      13.52%     11.80%

EMERGING GROWTH SUBACCOUNT
Accumulation unit value                         16.60  12.47<F1>
Number of accumulation units outstanding,
 end of period                              64,598.75  16,511.82
Ratio of expenses to average net assets         0.85%      0.90%
  Total return                                 34.16%     21.90%

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

CAPITAL APPRECIATION
Accumulation unit value                         $8.79       $9.05      $9.43
Number of accumulation units outstanding,
 end of period                              95,634.66   75,378.70  27,704.30
Ratio of expenses to average net assets         1.00%       1.00%      1.00%
  Total return                                 -2.16%      -3.26%     -4.32%

TEMPLETON VARIABLE PRODUCTS SERIES FUND

INTERNATIONAL SUBACCOUNT
Accumulation unit value                        $11.85   $10.94<F1>
Number of accumulation units outstanding,
 end of period                              40,939.08   11,859.30
Ratio of expenses to average net assets         1.11%       1.13%
  Total return                                  9.08%       9.46%

<F1> Commencement of operations was May 1, 1997, with a beginning accumulation unit value of $10.00.

Consolidated Financial Statements


The Union Central Life Insurance Company and Subsidiaries


Years ended December 31, 1998 and 1997
with Report of Independent Auditors

  THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

             CONSOLIDATED FINANCIAL STATEMENTS


           Years ended December 31, 1998 and 1997

                           CONTENTS
                                                     Page

Report of Independent Auditors ....................... 1

Consolidated Balance Sheets .......................... 2

Consolidated Statements of Income .................... 3

Consolidated Statements of Equity .................... 4

Consolidated Statements of Cash Flows ................ 5

Notes to Consolidated Financial Statements ........... 6

                 Report of Independent Auditors


To the Board of Directors of
   The Union Central Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Union Central Life Insurance Company and subsidiaries as of December 31, 1998 and 1997, and the related consolidated statements of income, equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Union Central Life Insurance Company and subsidiaries at December 31, 1998, and 1997, and the consolidated results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.



March 19, 1999

THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands)

                                                  December 31,
                                               1998          1997
ASSETS
Investments:
 Fixed maturities available-for-sale
 at fair value (amortized cost:                $2,674,832    $2,758,113
 1998 - $2,637,815; and 1997 - $2,697,869)
 Equity securities available-for-sale
 at fair value (cost: 1998 - $100,429
 and 1997 - $59,675)                               82,269        63,138
 Cash and short-term investments                   57,376         4,872
 Other invested assets                             49,810        54,342
 Mortgage loans                                   790,337       744,395
 Real estate                                       43,205        50,409
 Policy loans                                     201,958       203,481
                                               ----------    ----------
 Total investments                              3,899,787     3,878,750


Accrued investment income                          46,857        48,846
Deferred policy acquisition costs                 382,971       371,295
Property, plant and equipment,
 at cost, less accumulated
 depreciation (1998 - $60,201
 and 1997 - $59,096)                               25,272        24,205
Federal income tax recoverable                      6,415         6,595
Other assets                                      101,735        91,758
Separate account assets                         1,530,755     1,288,349
                                               ----------    ----------
    Total assets                               $5,993,792    $5,709,798
                                               ----------    ----------
LIABILITIES AND EQUITY
Policy liabilities:
 Future policy benefits                        $2,003,308    $1,933,823
 Deposit funds                                  1,539,075     1,549,965
 Policy and contract claims                        34,499        31,869
 Policyholders' dividends                          37,192        37,624
    Total policy liabilities                    3,614,074     3,553,281
Deferred revenue                                  101,823       110,130
Other liabilities                                  84,792        76,053
Deferred federal income taxes                      15,744        33,341
Surplus notes payable                              49,758        49,749
Separate account liabilities                    1,524,810     1,288,349
                                               ----------    ----------
   Total liabilities                            5,391,001     5,110,903

MINORITY INTEREST IN SUBSIDIARY'S EQUITY           36,320        42,391

EQUITY
Policyholders' equity                             571,895       532,404
Accumulated other comprehensive income             (5,424)       24,100
                                               ----------    ----------
   Total equity                                   566,471       556,504
   Total liabilities and equity                $5,993,792    $5,709,798
                                               ==========    ==========

The accompanying notes are an integral part of the financial statements.

THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(in thousands)


                                                Year ended December 31
                                               1998          1997
                                               ----------    ----------
REVENUE
Insurance revenue:
 Traditional insurance premiums                $  138,358    $  131,974
 Universal life policy charges                     84,662        88,645
 Annuities                                         43,778        37,569
Net investment income                             307,839       298,509
Net realized gains (losses) on investments         (7,679)       20,617
Other                                               8,999         8,059
                                               ----------    ----------
   Total revenue                                  575,957       585,373

BENEFITS AND EXPENSES
Benefits                                          188,217       181,587
Increase (decrease) in reserves
 for future policy benefits                         1,791        (7,912)
Interest expense:
 Universal life                                    57,364        53,756
 Investment products                               89,150        91,239
Underwriting, acquisition
 and insurance expense                            165,676       168,504
Policyholders' dividends                           20,626        20,304
                                               ----------    ----------
   Total benefits and expenses                    522,824       507,478

Income before federal income tax and
 minority interest in subsidiary income            53,133        77,895
Federal income tax expense                         16,687        27,175
                                               ----------    ----------
Income before minority interest in
 subsidiary income                                 36,446        50,720
Minority interest in subsidiary (income) loss       3,045        (2,034)
                                               ----------    ----------
Net Income                                     $   39,491    $   48,686
                                               ==========    ==========

The accompanying notes are an integral part of the financial statements.

     UNION CENTRAL LIFE INSURANCE COMPANY
      CONSOLIDATED STATEMENTS OF EQUITY
                 (in thousands)



                                  Accumulated
                                     Other
                                 Comprehensive  Policyholders'
                                     Income        Equity      Total
                                     ------        ------      -----
Balance at January 1, 1996           $13,002       $481,799    $494,801

Net income                                           48,686      48,686
 Unrealized gains on securities,
 net of tax and reclassification
 adjustment                           12,338                     12,338
 Minimum pension liability
 adjustment                           (1,240)                    (1,240)
                                                                -------

Comprehensive income                                             59,784

 Other                                                1,919       1,919
                                                   --------    --------
Balance at December 31, 1997          24,100        532,404     556,504
                                     -------       --------    --------
Net income                                           39,491      39,491
 Unrealized losses on securities,
 net of tax and reclassification
 adjustment                          (23,393)                   (23,393)
 Minimum pension liability
 adjustment                           (6,131)                    (6,131)
                                     -------                   --------
Comprehensive income                                              9,967
                                                               --------
Balance at December 31, 1998         $(5,424)      $571,895    $566,471
                                     =======       ========    ========

The accompanying notes are an integral part of the financial statements.

THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

                                                Year ended December 31
                                                1998          1997
                                                ----------    ----------
OPERATING ACTIVITIES
Net income                                      $   39,491    $   48,686

Adjustments to net income not affecting cash:
 Interest credited to universal life policies       57,364        53,756
 Interest credited to interest sensitive
   products                                         89,150        91,239
 Accrual of discounts on investments, net              628        (2,610)
 Net realized (gains) and losses on investments      7,679       (20,617)
 Depreciation                                        5,081         4,355
 Amortization of deferred policy
   acquisition costs                                41,348        60,979
 Amortization of deferred revenue                  (12,200)      (17,633)
 Deferred federal income tax benefit                   (71)       (9,452)
Change in operating assets and liabilities:
 Accrued investment income                           1,989        (1,355)
 Policy cost deferred                              (43,382)      (41,608)
 Revenue deferred                                    1,959         2,340
 Policy liabilities                                (27,465)      (53,705)
 Federal income tax recoverable (payable)             (100)          294
 Change in other liabilities                       (21,515)      (15,786)
 Other items, net                                   (3,212)       10,630
                                                ----------    ----------

  Cash Provided by Operating Activities            136,744       109,513
                                                ----------    ----------

INVESTING ACTIVITIES
Costs of investments acquired                   (2,421,256)   (3,295,204)
Proceeds from sale, maturity or repayment of
 investments                                     2,399,096     3,264,331
Decrease in policy loans                             1,523         3,408
Purchases of property and equipment, net            (5,780)       (5,627)
                                                ----------    ----------
   Cash Used in Investing Activities               (26,417)      (33,092)

FINANCING ACTIVITIES
Receipts from universal life and
 investment contracts                              733,489       607,809
Withdrawals from universal life
 and investment contracts                         (791,312)     (673,586)
Purchase of stock from minority shareholders             0        (6,812)
                                                ----------    ----------

 Cash Used by Financing Activities                 (57,823)      (72,589)
                                                ----------    ----------

Increase in cash and short term investments         52,504         3,832
                                                ----------    ----------
Cash and short term investments
 at beginning of year                                4,872         1,040
                                                ----------    ----------
Cash and short term investments at end of year  $   57,376    $    4,872
                                                ==========    ==========
Supplemental disclosure
of cash flow information:
 Cash paid during the year
 for federal income taxes                       $   24,277    $   36,297

 Cash paid during the year
 for interest on surplus notes                  $    4,100    $    4,066


NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING
POLICIES

Basis of Presentation and Organization
The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) and include the accounts of The Union Central Life Insurance Company (Union Central) and the following subsidiaries: The Manhattan Life Insurance Company (Manhattan
Life), a mixed charter life insurance company of which Union Central owns 100% of the outstanding guarantee capital shares, Carillon Advisers, Inc. (CAI), a registered investment advisor company, wholly-owned and Carillon Investments, Inc. (CII) a registered broker dealer, wholly-owned. The consolidated entity will be referred to as "the Company". All significant intercompany accounts and transactions have been eliminated in the accompanying consolidated financial statements. Union Central also has the following unconsolidated investment affiliates: Carillon Fund, Inc., a variable products mutual fund consisting of five investment portfolios (equity, bond, asset allocation, S&P 500 indexed and micro-cap); Summit Investment Trust, consisting of two mutual funds (Summit Emerging Markets Bond Fund, an emerging markets corporate and government bond mutual fund and Summit High Yield Fund, a high-yield bond mutual fund).

The Company provides a wide spectrum of financial products and related services for the benefit of individual, group and pension policyholders. Such products and services include insurance to provide for financial needs resulting from loss of life or income and management of funds accumulated for preretirement and retirement needs.

The Company is licensed to do business in all 50 states of the United States.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

At December 31, 1996, Union Central owned approximately 73% of Manhattan Life's guarantee capital shares. On January 28, 1997, the guarantee capital shareholders constituting at least two-thirds of the outstanding guarantee capital shares of Manhattan Life (including the shares owned by Union Central) approved Union Central's plan to eliminate the minority interests in Manhattan Life's guarantee capital shares by effecting a reverse stock split (the "Plan") that had previously been approved by the New York Insurance Department. Under the Plan, each holder of guarantee capital shares received a cash payment in lieu of the issuance of any resulting fractional guarantee capital shares, with Union Central becoming sole remaining holder of Manhattan Life's guarantee capital shares. The cost of redeeming the fractional shares, $6,812,000, was funded by Manhattan Life; however, as part of the Plan, Union Central made a cash contribution of $1,823,000 to Manhattan Life's guarantee capital share account. As a result of effecting the reverse stock split, Union Central's policyholders equity increased by $1,919,000. This represents the cumulative prior years' amount of the minority shareholders' share of Manhattan Life's shareholders equity of $8,731,000, less the cost of redeeming the fractional shares. The increase in policyholders' equity is included in "Other" in the Statements of Equity. In connection with effecting the reverse stock split, the Company incurred and capitalized $2,782,000 of issuance cost. This cost was recorded in "Other assets" in the Balance Sheets, and will be amortized under the straight-line method to expense over 15 years. Capitalized expenses amortized to "Underwriting, acquisition and insurance expense" in the Statements of Income, was $185,000 for the years ended December 31, 1998 and 1997.

In 1998, Manhattan Life was restructured so that the majority of its operating activities were merged with Union Central's. To facilitate the restructuring, Manhattan Life temporarily suspended its sales of new business in early 1998. In connection with the restructuring, substantially all of the employees of Manhattan Life were terminated, resulting in the recognition of $3.5 million in severance expense for the year ended December 31, 1998. This expense is included in "Underwriting, acquisition and insurance expense" in the accompanying Statements of Income. Also, Manhattan Life has maintained the lease of its home office space (see Note 6) as it is required for its current business needs. In addition, Manhattan Life partially terminated its pension and postretirement benefit plans as a result of this restructuring. (See Note 8 for a complete description of the effect of the partial termination.)

Investments
Fixed maturity and equity securities classified as available-for-sale are carried at fair value with net unrealized gains and losses reported as a separate component of equity.

Other investments are reported on the following bases:

  - Mortgage loans on real estate are carried at their aggregate unpaid balance less unamortized discount and less an allowance for possible losses.

  - Real estate acquired through foreclosure is carried at the lower of cost or its net realizable value.

  -  Policy loans are reported at unpaid balances.

  -  Cash and short-term investments presented on the Balance
     Sheets consist of cash-in-bank, cash-in-transit and commercial paper that has a maturity date of 90 days or less from the date acquired.

The Company's carrying value of investments in limited partnerships are adjusted to reflect the GAAP earnings of the investments underlying the limited partnership portfolios. During 1998, the company declared two of its hedge fund limited partnerships permanently impaired and recorded a realized loss of $15.8 million.

The fair values of fixed maturity and equity securities represent quoted market values from published sources or calculated market values using the "yield method" if no quoted market values are obtainable.

Realized gains and losses on sales of investments, net of related deferred policy acquisition cost and unearned revenue amortization, are recognized on a first-in, first-out basis. Declines in the value of investments judged to be other-than-temporary are recognized on a specific identification basis.

Interest is not accrued on mortgage loans or bonds for which principal or interest payments are determined to be uncollectible.

The Company purchases call options to hedge insurance contracts whose credited interest is linked to returns in Standard & Poor's 500 Stock Index (Index) based on a formula which applies participation rates to the returns in the Index. Call options are contracts which give the option purchaser the right, but not the obligation, to buy securities at a specified price during a specified period. The Company holds call options which expire quarterly until December 1, 1999. The Company paid initial fees (the option premium) to enter the option contracts. The Index call options give the Company the right to receive cash at settlement if the closing Index value is above the strike price. These proceeds do not result in income to the Company because the hedged insurance contracts would be credited interest for an equivalent amount.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to the call options. To minimize this risk, the Company only enters into private options contracts with counterparties having Standard & Poor's credit ratings of AA- or above or listed contracts guaranteed by the Chicago Board Options Exchange. The credit exposure is limited to the value of the call options at a particular point in time.
The value of the call options was   $4,900,000 at December 31,
1998.

The call options were carried at their fair value of $4,900,000 at December 31, 1998, and were reflected in "Other invested assets" in the Balance Sheets. The liabilities for the hedged insurance contracts were adjusted based on the returns in Standard & Poor's 500 Stock Index, and were reflected in "Deposit funds" in the Balance Sheets.

Deferred Policy Acquisition Costs
The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable agency expenses have been deferred. Deferred policy acquisition costs are amortized consistent with the methods described in "Policy Liabilities, Revenues, Benefits and Expenses," and the effect of realized gains and losses on deferred policy acquisition cost amortization is restored or amortized and is netted against "Net realized gains (losses) on investments". Amortization of deferred policy acquisition costs totalled $41,348,000 and $60,979,000, net of the effect of realized gains and (losses) on amortization of $(3,489,000) and $13,309,000 for the years ended December 31, 1998 and 1997, respectively, and were included in "Underwriting, acquisition and insurance expense" in the Statements of Income. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains on available-for-sale securities. Adjustments reducing deferred policy acquisition costs related to unrealized gains totalled $11,474,000 and $17,627,000 at 1998 and 1997, respectively.

In 1998 and 1997, the Company revised its estimates of future gross profits, and as a result amortization of deferred policy acquisition costs included in "Underwriting, acquisition and insurance expense" in the Statements of Income decreased $(2,991,000) and increased $16,988,000 for the years ended 1998 and 1997, respectively.

Property, Plant and Equipment
Property, plant and equipment is valued at historical cost less accumulated depreciation in the Balance Sheets. It consists primarily of Union Central's home office, capital leases for furniture and equipment, furniture and fixtures and electronic data processing equipment.

Depreciation is computed with the straight-line method over the estimated useful lives of the respective assets, not to exceed 10 years for office furniture and 5 years for electronic data processing equipment. Depreciation is computed for leasehold improvements with the straight-line method over the shorter of the remaining lease term or useful life of the improvements.

Deposit Funds
The liability for deposit funds is generally established at the policyholders' accumulated cash values plus amounts provided for guaranteed interest.

Policy Claims
Policy claim reserves represent the estimated ultimate net cost of all reported and unreported claims incurred. In addition, a claim adjustment expense reserve is held to account for the expenses associated with administering these claims. The reserves for unpaid claims are estimated using individual case basis valuations and statistical analyses. The claim adjustment expense reserve is estimated using statistical analyses. These estimates are subject to the effects of trends in claim severity and frequency. Although some variability is inherent in such estimates, management believes that the reserves for claims and claim related expenses are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known and such adjustments are included in current operations.

Dividends to Policyholders
Union Central's dividend liability is the amount estimated to have accrued to policyholders' as of each year end. Manhattan
Life's dividend liability is based on the dividend scale in effect at the time the policy was issued.

Separate Accounts
Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered for our individual annuity, group annuity and variable universal life lines of business, and for which the contract holders rather than the Company bear the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Separate account investments are carried at market value. Investment income and gains and losses from these accounts accrue directly to contract holders and are not included in the accompanying financial statements. Union Central derives certain fees for maintaining and managing the separate accounts, but bears no investment risk on these assets, except to the extent that it participates in a particular separate account.

Policy Liabilities, Revenues, Benefits and Expenses

Traditional Insurance Products
Traditional insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance policies, term insurance policies and disability income policies. Premiums for traditional products are recognized as revenue when due.

The liability for future policy benefits for participating traditional life is computed using a net level premium method and the guaranteed mortality and dividend fund interest. The mortality and interest assumptions are equivalent to statutory assumptions. The liabilities for future policy benefits and expenses for nonparticipating traditional life policies and disability income policies are generally computed using a net level premium method and assumptions for investment yields, morbidity, and withdrawals based principally on company experience projected at the time of policy issue, with provision for possible adverse deviations. Interest assumptions for participating traditional life reserves for all policies ranged from 2.25% to 5.00% for the years ended 1998 and 1997.

The costs of acquiring new traditional business, principally commissions, certain policy issue and underwriting expenses (such as medical examination and inspection report fees) and certain agency expenses, all of which vary with and are primarily related to the production of new and renewal business, are deferred to the extent that such costs are deemed recoverable through future gross premiums. Such non-participating deferred acquisition costs are amortized over the anticipated premium paying period of the related policies, generally not to exceed the premium paying lifetime of the policies using assumptions consistent with those used to develop policy benefit reserves. For participating life insurance products, deferred policy acquisition costs are being amortized in proportion to estimated gross margins of the related policies. Gross margins are determined for each issue year and are equal to premiums plus investment income less death claims, surrender benefits, administrative costs, policyholder dividends, and the increase in reserves for future policy benefits. The future investment yields are assumed to range from 5.65% to 8.82% and from 5.91% to 8.62% for the years ended 1998 and 1997, respectively. Changes in dividend payouts are assumed with changes in yields.

Universal Life and Other Interest Sensitive Products
Interest sensitive products include universal life and single premium whole life products. They are distinguished by the existence of a separately definable fund that is credited with interest and from which any policy charges are taken. Revenues for these products consist of policy charges for the cost of insurance, policy administration charges, and surrender charges that have been assessed against policyholder account balances during the period.

Benefit reserves for universal life and other interest sensitive products are computed in accordance with the retrospective deposit method and represent policy account balances before applicable surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to account balances. Interest crediting rates ranged from 4.50% to 7.50% and from 4.50% to 7.60% for the years ended 1998 and 1997, respectively.

The cost of acquiring universal life and other interest sensitive products, principally commissions, certain policy issue and underwriting expenses (such as medical examination and inspection report fees) and certain agency expenses, all of which vary with and are primarily related to the production of new and renewal business, are deferred to the extent that such costs are deemed recoverable through future estimated gross profits. Acquisition costs for universal life and other interest sensitive products are amortized over the life of the policies in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits (including the impact of investment gains and losses) to be realized from a group of products are revised.

Amounts assessed policyholders that represent revenue for services to be provided in future periods are reported as unearned revenue and recognized in income over the life of the policies, using the same assumptions and factors as are used to amortize deferred acquisition costs. These charges consist of policy fees and premium loads that are larger in the initial policy years than they are in the later policy years. Amortization of unearned revenue totalled $12,200,000 and $17,633,000, net of the effect of realized gains (losses) on amortization of $(1,933,000) and $4,752,000 for the years ended December 31, 1998 and 1997, respectively, and was included in "Universal life policy charges" in the Statements of Income.
In 1997, the Company revised its estimates of future gross profits, and as a result amortization of unearned revenue included in "Universal life policy charges" in the Statements of Income was increased by $545,000 and $5,999,000 for the years ended 1998 and 1997, respectively.

Group Products
Group products consist primarily of group life insurance, and group long and short term disability income products. Premiums for group insurance products are recognized as revenue when due.

The liabilities for future policy benefits and expenses for group life and disability income products are computed using statutory methods and assumptions, which approximate net level premium reserves using assumptions for investment yields, mortality, and withdrawals based principally on company experience projected at the time of policy issue, with provisions for possible adverse deviations. Interest assumptions are based on assumed investment yields that range from 8.29% to 8.80% for the years ended 1998 and 1997.

The costs of acquiring new group life and disability income business, principally commissions, certain policy issue and underwriting expenses (such as medical examination and inspection report fees) and certain agency expenses, all of which vary with and are primarily related to the production of new and renewal business, are deferred to the extent that such costs are deemed recoverable through future gross premiums. Such deferred acquisition costs are amortized over the anticipated premium paying period of the related policies, generally not to exceed ten years.

Pension Products
Pension products include deferred annuities and payout annuities. Revenues for the deferred annuity products consist of investment income on policy funds, mortality and expense charges, contract administration fees, and surrender charges that have been assessed against policyholder account balances. Expenses for deferred annuity products include the interest credited on policy funds and expenses incurred in the administration and maintenance of the contracts. For payout annuities, premiums are recognized as revenue when due while expenses exclude the interest credited on policy funds.

Benefit reserves for the deferred annuity contracts represent the policy account balances before applicable surrender charges. Interest assumptions on payout annuities are based on assumed investment yields that ranged from 2% to 8% for the years ended 1998 and 1997, respectively.

Commissions and other related costs of acquiring annuity contracts that vary with and are primarily related to the production of new and renewal business are deferred to the extent that such costs are deemed recoverable through future estimated gross profits. Acquisition costs are amortized over the life of the contracts in direct proportion to the present value of expected gross profits from surrender charges and investment and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits (including the impact of investment gains or losses) to be realized on a group of contracts are revised.

Reinsurance
Reinsurance premiums and claims are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums and benefits are reported net of reinsured amounts.

Allocation of Manhattan Life's Income and Equity
Manhattan Life's charter provides for the allocation of its profits between its shareholders and its policyholders on a one-eighth/seven-eighths basis. The profits allocated are equal to income after taxes and interest on the Guaranteed Capital Reserve ((GCR) see Note 5 for further discussion) but before policyholders' dividends.

Federal Income Taxes
The Company accounts for income taxes using the liability method for financial accounting and reporting of income taxes. Under this method, deferred income taxes are recognized for the tax consequences of "temporary differences" by applying the applicable tax rate to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities.

Reclassifications
Previously reported amounts for 1997 have in some instances been reclassified to conform to the 1998 presentation.

NOTE 2 - INVESTMENTS
Available-for-sale securities are summarized as follows:

                                 Cost or       Gross     Gross
                                Amortized   Unrealized Unrealized  Fair
                                   Cost        Gains    (Losses)   Value
                                   ----        -----     ------    -----
                                               (in thousands)
December 31, 1998:
U.S. treasury securities
 and obligations of U.S.
 government corporations
   and agencies                    $   19,737  $ 1,897  $ --       $   21,634
Corporate securities and other      1,542,363   51,352   (21,912)   1,571,803
Mortgage-backed securities,
 collateralized mortgage
 obligations and other structured

 securities                         1,068,084   19,811   (14,566)   1,073,329

Debt securities issued by foreign
   governments                          7,631      436        (1)       8,066
                                   ----------  -------  --------   ----------
   Subtotal                         2,637,815   73,496   (36,479)   2,674,832

Equity securities                     100,429    2,063   (20,223)      82,269
                                   ----------  -------  --------   ----------
   Total                           $2,738,244   75,559  $(56,702)  $2,757,101
                                   ==========  =======  ========   ==========

                                 Cost or       Gross     Gross
                                Amortized   Unrealized Unrealized  Fair
                                   Cost        Gains    (Losses)   Value
                                   ----        -----     ------    -----
                                               (in thousands)
December 31, 1997:
U.S. treasury securities
 and obligations of U.S.
 government corporations
   and agencies                    $  213,411  $ 1,891  $   (238)  $  215,064
Corporate securities and other      1,447,640   50,318    (5,320)   1,492,638
Mortgage-backed securities,
  collateralized mortgage
  obligations and  other
  structured securities             1,028,745   20,386    (7,169)   1,041,962
Debt securities issued by foreign
   governments                          8,073      376      --          8,449
                                   ----------  -------  --------   ----------
   Subtotal                         2,697,869   72,971   (12,727)   2,758,113

Equity securities                      59,675    4,142      (679)      63,138
                                   ----------  -------  --------   ----------
   Total                           $2,757,544  $77,113  $(13,406)  $2,821,251
                                   ==========  =======  ========   ==========

Fixed maturity available-for-sale securities, at December 31, 1998, are summarized by stated maturity as follows:

                                                Amortized    Fair
                                                Cost         Value
                                                ----------   ----------
                                                     (in thousands)
Due in one year or less                         $   19,860   $   19,977
Due after one year through five years              389,207      400,687
Due after five years through ten years             578,395      570,720
Due after ten years                                213,260      220,437
                                                ----------   ----------
   Subtotal                                      1,200,722      1,211,821

Mortgage-backed securities                       1,068,084      1,073,329
Other securities with multiple repayment dates     369,009      390,174
                                                ----------   ----------
   Total                                        $2,637,815   $2,674,832
                                                ==========   ==========

Significant components of the unrealized gain on available-for-sale securities included in "Accumulated other comprehensive income" in the accompanying Balance Sheets are as follows:

                                                 Year Ended December 31,
                                                   1998         1997
                                                   --------    --------
                                                      (in thousands)
Gross unrealized gain on available-
 for-sale securities                               $ 18,857     $ 63,707
Amortization of deferred policy acquisition costs   (11,474)     (17,627)
Minority interests                                   (2,853)     (4,607)
Deferred taxes                                       (2,583)    (16,133)
                                                   --------    --------
Net unrealized gains on available-for-
 sale securities                                   $  1,947    $ 25,340
                                                   ========    ========

See Note 10 for discussion of the methods and assumptions used by the Company in estimating the fair values of available-for-sale securities.

At December 31, 1998 and 1997, the Company held unrated or less-than-investment grade (investment grade is defined as "Baa3" and higher on Moody's ratings and "BBB" and higher on Standard and Poor's bond ratings) corporate bonds of $198,696,000 and $198,255,000. Those holdings amounted to 7.4% and 7.2%, respectively, of the Company's investments in fixed maturities and 3.3% and 3.5%, respectively, of the Company's total assets. The holdings of less-than-investment grade bonds are widely diversified and of satisfactory quality based on the Company's investment policies and credit standards.

At December 31, 1998 and 1997, the Company invested $62,588,000 and $45,031,000 in affiliated mutual funds. The Company's holdings in affiliated mutual funds were included in "Equity securities available-for-sale at fair value" in the Balance Sheets.

Proceeds, gross realized gains, and gross realized losses from the sales and maturities of available-for-sale securities follows:

                                                 Year Ended December 31,
                                                   1998         1997
                                                   --------    --------
                                                      (in thousands)
Proceeds                                           $2,220,765   $3,148,909
Gross realized gains                                   33,774       52,460
Gross realized losses                                  26,564       28,173


At December 31, 1998 and 1997, investments in fixed maturities with an amortized cost of $6,437,000 and $6,450,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

Mortgage loans are stated at their aggregate unpaid balances in the Balance Sheets, less unamortized discounts.
Activity in the allowance for mortgage loss is summarized as follows:

                                       Year Ended December 31,
                                          1998        1997
                                           -------    -------
                                           (in thousands)
Balances at the beginning of the year     $ 1,438     $ 2,224
 Provisions for potential
    mortgage loan loss                        934       1,307
 Losses charged against the mortgage
    loan loss reserve                           0      (2,093)
                                           -------    -------
Balance at the end of the year             $ 2,372    $ 1,438
                                           =======    =======

The provision for mortgage losses has fluctuated between periods. The Company establishes the mortgage reserve based upon its continuing review of the mortgage portfolio and individual problem mortgages. The allowance for potential loan losses is affected to a significant degree by general economic conditions. While the Company believes it has provided adequate mortgage reserves, subsequent economic and market conditions may require establishing additional reserves.

The Company's mortgage portfolio is monitored closely through the review of loan and property information such as debt service coverage, annual operating statements and property inspection reports. This information is evaluated in light of current economic conditions and other factors such as geographic and property-type loan concentrations. This evaluation is part of the regular review to determine whether adjustments to the allowance for potential loan losses are warranted. Management believes the mortgage loss reserve is sufficient to provide for potential loan losses. However, management cannot predict with assurance where the economy is headed or how the mortgage and real estate portfolios would be affected by various economic circumstances.

A summary of the characteristics of the Company's mortgage portfolio (before deducting valuation reserves of $2,372,000 and $1,438,000 at December 31, 1998 and 1997, respectively) follows:

                                       December 31, 1998
                                       -----------------
                                    Principal     Percent of
                                     Balance      Principal
                                     -------      ---------
                                       (in thousands)
REGION
New England and Mid-Atlantic         $ 61,616       7.8%
 South Atlantic                       130,361      16.4
 North Central                        188,870      23.8
 South Central                         90,802      11.5
 Mountain                             128,136      16.2
 Pacific                              192,924      24.3
                                     --------     -----
    Total                            $792,709     100.0%

PROPERTY TYPE

 Apartment and residential           $111,040      14.0%
 Warehouses and industrial            143,910      18.2
 Retail and shopping center           256,406      32.3
 Offices                              245,514      31.0
 Other                                 35,839       4.5
                                     --------     -----
    Total                            $792,709     100.0%
                                     ========     =====
                                       December 31, 1997
                                       -----------------
                                    Principal     Percent of
                                     Balance      Principal
                                     -------      ---------
                                       (in thousands)
REGION
 New England and Mid-Atlantic        $ 52,400       7.0%
 South Atlantic                       122,648      16.4
 North Central                        190,928      25.6
 South Central                         80,335      10.8
 Mountain                             111,684      15.0
 Pacific                              187,838      25.2
                                     --------     -----
    Total                            $745,833     100.0%
                                     ========     =====
PROPERTY TYPE

 Apartment and residential           $106,190      14.2%
 Warehouses and industrial            127,960      17.2
 Retail and shopping center           243,152      32.6
 Offices                              238,970      32.0
 Other                                 29,561       4.0
                                     --------     -----
    Total                            $745,833     100.0%
                                     ========     =====

Real estate consists of investment real estate under lease and foreclosed real estate. The investment real estate under lease is depreciated over 40 years. The cost of the property totalled $17,521,000 and $17,481,000 at December 31, 1998 and 1997,
respectively, and accumulated depreciation totalled $4,960,000 and $4,586,000 at December 31, 1998 and 1997, respectively. The book value of foreclosed real estate was $30,644,000 and $37,514,000 at December 31, 1998 and 1997, respectively. The decrease in foreclosed real estate is a result of the sale of three properties and the writedown of two properties which resulted in a net realized capital loss of $1,656,000.

NOTE 3 - REINSURANCE

In the ordinary course of business, the Company assumes and cedes reinsurance with other insurers and reinsurers. These arrangements provide greater diversification of business and limit the maximum net loss potential on large or hazardous risks. Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. Reinsurance ceded is recorded as an asset and is recorded in "Other assets" in the Balance Sheets. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers. No losses are anticipated, and, based on management's evaluation, there are no concentrations of credit risk at December 31, 1998 and 1997. The Company retains the risk for varying amounts of individual or group insurance written up to a maximum of $1,000,000 on any one life or $4,000 per month disability risk and reinsures the balance.

Reinsurance transactions with other insurance companies for the years ended December 31, 1998 and 1997 are summarized as follows:

                                             December 31, 1998
                                ----------------------------------------------
                                   Direct    Assumed     Ceded         Net
                                -----------  --------  ----------  -----------
                                                 (in thousands)

Life insurance in force         $30,400,267  $502,058  $5,627,695  $25,274,630
                                ===========  ========  ==========  ===========
Premiums and
other considerations:
Traditional insurance premiums
  and universal life            $   245,220  $ 10,056  $   32,256  $   223,020
  Annuity                            43,778        --          --       43,778
                                -----------  --------  ----------  -----------
  Total                         $   288,998  $ 10,056  $   32,256  $   266,798
                                ===========  ========  ==========  ===========

                                             December 31, 1997
                                ----------------------------------------------
                                   Direct    Assumed     Ceded         Net
                                -----------  --------  ----------  -----------
                                                 (in thousands)

Life insurance in force         $30,333,849  $556,694  $5,066,377  $25,824,166
                                ===========  ========  ==========  ===========
Premiums and
 other considerations:
 Traditional insurance premiums
  and universal life            $   240,155  $ 10,154  $   29,690  $   220,619
 Annuity                             37,569        --          --       37,569
                                -----------  --------  ----------  -----------
 Total                          $   277,724  $ 10,154  $   29,690  $   258,188
                                ===========  ========  ==========  ===========

Benefits paid or provided were reduced by $21,912,000 and $14,779,000 at December 31, 1998 and 1997, respectively, for estimated recoveries under reinsurance treaties.

The Company nor any of its related parties control, either directly or indirectly, any reinsurers in which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits.

NOTE 4 - FEDERAL INCOME TAX

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax liabilities and assets are as follows:

                                            December 31,
                                           1998      1997
                                           --------  --------
                                             (in thousands)
Deferred tax liabilities:
 Deferred policy acquisition costs         $139,593  $137,637
 Basis differences on bonds                      26     1,382
 Unrealized gains - SFAS 115                  2,583    16,133
 Partnership income differences               5,132         0
 Other                                        3,145     3,835
                                           --------  --------
   Total deferred tax liabilities           150,479   158,987
                                           --------  --------
Deferred tax assets:
 Policyholders' dividends                    11,295    11,393
 Future policy benefits                      74,506    74,225
 Premium - based DAC adjustment              28,175    25,780
 Investment valuation reserves                  826     1,006
 Retirement plan accruals                    15,229    10,722
 Investment income differences                1,343       499
 Basis differences on bonds and mortgages         0       266
 Other                                        3,361     1,755
                                           --------  --------
    Total deferred tax assets               134,735   125,646
                                           --------  --------
    Net deferred tax liabilities           $ 15,744  $ 33,341
                                           ========  ========

Significant components of the provision for income taxes attributable to continuing operations are as follows:

                                         Year ended December 31,
                                           1998      1997
                                           --------  --------
                                             (in thousands)
Current                                    $ 16,759  $ 36,603
Deferred                                        (72)   (9,428)
                                           --------  --------
 Total                                     $ 16,687  $ 27,175
                                           ========  ========

Federal income tax expense is calculated based on applying the statutory corporate tax rate to taxable income, and adjusting this amount for permanent differences between deductions allowed for financial statement purposes versus federal income tax purposes. Significant differences would include the surplus tax adjustment applicable to Union Central.

Prior to 1984, a portion of Manhattan Life's income was not subject to income tax, but was accumulated for income tax purposes in a special memorandum tax account designated "policyholders' surplus account" (PSA). Under provisions of the Tax Reform Act of 1984, the PSA was frozen at its December 31, 1983 balance. The PSA will become subject to tax at current rates if these amounts are distributed or if the balance of the account exceeds certain limitations under the Internal Revenue Code. The balance in the PSA at December 31, 1998 and 1997 was $1,348,000, and the maximum tax at current rates would be $472,000.

NOTE 5 - SHAREHOLDER DIVIDENDS AND RESTRICTION ON TRANSFER OF
FUNDS FROM SUBSIDIARY

As stated in Note 1, Manhattan Life's charter provides for the allocation of its profits between its shareholders and its policyholders on a one-eighth/seven-eighths basis. The profits allocated are equal to income after taxes and interest on the GCR but before policyholder dividends.

In administering Manhattan Life's charter's profit-sharing provision, Manhattan Life and the New York Insurance Department (the Department) have deemed the shareholders' portion of Manhattan Life's profits to be equal to $1 for every $7 of policyholder dividends paid on traditional, participating contracts. Manhattan Life's charter provides for three types of shareholder distributions, including distribution based on profits:

  a) Interest at a specified rate on the par value of the guarantee capital shares issued and outstanding
($195,000 annually),
  b) A distribution of the shareholders' portion of Manhattan Life's profits. Such amounts may, at the discretion of the Company's Board of Directors, be distributed as a stock dividend of additional guarantee capital shares, paid in cash subject to certain limits and prior regulatory approval, or reserved for the benefit of the shareholders in the GCR, and
  c Interest, at the Company's portfolio earnings rate on invested assets, on the accumulated balance in the GCR.

Manhattan Life's cash distributions to shareholders are subject to prior approval by the Department. Further, Manhattan Life and the Department have agreed to the following guidelines under which shareholder distributions from the GCR would be permitted, subject to prior approval by the Department:

    If Manhattan Life's statutory-basis surplus is less than or equal to 9% of its statutory policy reserves, then principal and interest distributions are limited to the lesser of the prior year statutory gain from operations (after policyholders' dividends and federal income taxes and before realized gains and losses), or the prior year's increase in statutory surplus or,

    If its statutory-basis surplus exceeds 9% of statutory policy reserves, the principal and interest distributions are limited to the greater of the prior year statutory gain from operations (after policyholders' dividends and federal income taxes and before realized gains and losses), or the prior year increase in statutory surplus.

The foregoing limits are subject to adjustment, by the Department, for unusually large realized gains or the effects of surplus relief reinsurance transactions. As part of the reverse stock split described in Note 1, no shareholders' dividend payouts will be made from the GCR until it is restored to its balance immediately preceding the reverse stock split of $15,526,000. Therefore, based on the balance in the GCR at December 31, 1998 and 1997, no shareholders' dividend payouts were made in either year.

The GCR represents a restricted segment of statutory unassigned surplus, and as such, does not represent a commitment or liability to pay shareholder dividends. In Manhattan Life's stand-alone financial statements prepared in accordance with generally accepted accounting principles, the GCR is included in shareholders' equity. The balance in the GCR of $14,383,000 and $12,750,000 was included in "Policyholders' equity" in the Consolidated Balance Sheets at December 31, 1998 and 1997, respectively. Interest added to the GCR amounted to $988,000 and $919,000, for the years ended December 31, 1998 and 1997, respectively.

Manhattan Life is the only existing life insurance company domiciled in New York which has authorized and outstanding guarantee capital shares. Neither applicable New York state law nor Manhattan Life's charter contain express provisions establishing the extent of the interest of the holders of the guarantee capital shares in the statutory unassigned surplus (total surplus less guarantee capital shares and GCR) of Manhattan Life and there has never been a judicial determination of the extent of such interest. Further, the laws applicable to Manhattan Life do not provide for its voluntary liquidation or dissolution; the Company may only be liquidated under the supervision of the New York Superintendent of Insurance in the event of insolvency. In such a liquidation or dissolution, all of the assets of Manhattan Life would be used to satisfy claims of creditors and policyholders and there would be no statutory unassigned surplus for distribution to the holders of the guarantee capital shares. Accordingly, in the opinion of counsel to Manhattan Life, no unqualified legal opinion can be rendered as to the degree, if any, to which the holders of the guarantee capital shares would be entitled to participate in any current or liquidating distribution of unassigned surplus. However, in the view of such counsel, if there should occur a liquidation or other winding-up of Manhattan Life's business in which assets exceeded liabilities on policies and the claims of other creditors, or if there should occur a partial distribution of surplus in the absence of such a liquidation or winding-up, although there are reasonable arguments which could be made to the effect that the entire unassigned surplus would be distributable solely to the policyholders or solely to the shareholders, the more likely outcome if the question should be litigated is that it would be held that one-eighth of the unassigned surplus would be distributable to the shareholders and seven-eighths to the policyholders.

NOTE 6 - COMMITMENTS AND CONTINGENT LIABILITIES

Leases

The leases for office space for Manhattan Life and various field agency offices vary in duration from 1 to 15 years. Some of these leases include escalation clauses which vary with levels of operating expense. Rental expense under these operating leases totalled $3,498,000 and $3,972,000 in 1998 and 1997, respectively. The Company also leases furniture and equipment under operating leases which expire in 2001. Rental expense under these leases included in "Underwriting, acquisition and insurance expense" in the Statements of Income totalled $116,000 and $154,000 in 1998 and 1997, respectively.

At December 31, 1998, the future minimum lease payments for all noncancelable operating leases are as follows:

                           Year                Amount
                           ----                ------
                                            (in thousands)
                           1999                $  3,193
                           2000                   2,889
                           2001                   2,627
                           2002                   1,972
                           2003                     479
                           After 2003               727
                                               --------
                           Total               $ 11,887
                                               ========

The Company also has capital leases for office furniture. Lease expense under these leases was $434,000 and $437,000 in 1998 and 1997, respectively.

At December 31, 1998 the future minimum lease payments for all noncancelable capital leases are as follows:

                           Year                Amount
                           ----                ------
                                            (in thousands)
                           1999                $   470
                           2000                    470
                           2001                     39
                                               -------
                           Total               $   979
                                               =======

Other Commitments

At December 31, 1998, the Company had outstanding agreements to fund mortgages totalling $32,199,000 in early 1999. In addition, the Company has committed to invest $10,300,000 in equity-type limited partnerships during the years 1999 to 2001. These transactions are in the normal course of business for the Company.

Litigation

In the normal course of business, the Company is party to various claims and litigation primarily arising from claims made under insurance policies and contracts. Those actions are considered by the Company in estimating the policy and contract liabilities. The Company's management believes that the resolution of those actions will not have a material adverse effect on the Company's financial position or results of operations.

Guaranty Fund Assessments

The economy and other factors have caused an increase in the number of insurance companies that are under regulatory supervision. This circumstance is expected to result in an increase in assessments by state guaranty funds, or voluntary payments by solvent insurance companies, to fund policyholder losses or liabilities of insurance companies that become insolvent. These assessments may be deferred or forgiven under most guaranty laws if they would threaten an insurers financial strength and, in certain instances, may be offset against future premium taxes. For 1998 and 1997, the charge to operations related to these assessments was not significant. The estimated liability of $1,149,000 and $1,411,000 December 31, 1998 and
1997 respectively, was based on data provided by the National Organization of Life and Health Insurance Guaranty Associations and is included in "Other liabilities" in the Balance Sheets.

NOTE 7 - STATUTORY SURPLUS AS REPORTED TO REGULATORY AUTHORITIES

Union Central and Manhattan Life file statutory-basis financial statements with regulatory authorities. Union Central's statutory-basis financial statements are prepared in conformity with accounting practices prescribed or permitted by the Department of Insurance of Ohio, Union Central's state of
domicile.   Manhattan Life's statutory-basis financial
statements are prepared in conformity with accounting practices prescribed or permitted by the Department of Insurance of New York, Manhattan Life's state of domicile. Surplus as reflected in the statutory-basis financial statements are as follows:

                        Year ended December 31,
                           1998         1997
                              (in thousands)
Capital and surplus
   Union Central           $  343,896   $  317,952
                           ==========   ==========
   Manhattan Life          $   22,823   $   22,327
                           ==========   ==========

In 1998, the National Association of Insurance Commissioners adopted codified statutory accounting practices (Codification). Codification must be adopted by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domiciled in those states. For Codification to be effective for Union Central, Ohio must adopt Codification as the prescribed basis of accounting on which Ohio insurers must report their statutory basis results. For Codification to be effective for Manhattan Life, New York must adopt Codification as the prescribed basis of accounting on which New York insurers must report their statutory basis results. At this time it is anticipated that Ohio will adopt Codification, while it is unclear if New York will adopt Codification. Codification will likely change prescribed accounting practices and may result in changes to the accounting practices that Union Central and Manhattan Life use to prepare their statutory basis financial statements.


NOTE 8 - EMPLOYEE BENEFITS

The Company has pension plans covering substantially all of its employees (The Plans). Benefits are based on years of service and the employee's highest five consecutive years of compensation out of the last ten years. The Company's funding policy is determined according to regulations as specified by ERISA and subsequent amendments. The contributions totalled $3,994,000 and $3,492,000 in 1998 and 1997, respectively. The
Company's net periodic pension expense was calculated in accordance with FAS 87 and was $3,869,000 and $4,328,000 for the years ended December 31, 1998 and 1997, respectively. Benefits paid in 1998 and 1997 were $3,811,000 and $3,549,000, respectively. Plan assets are primarily composed of mutual funds, unallocated insurance funds, and guaranteed interest contracts. At December 31, 1998 and 1997, $42,468,000 and $44,391,000, respectively, was invested in affiliated mutual funds.

In accordance with the restructuring of Manhattan Life operations as described in Note 1 which resulted in the termination of the majority of the employees of Manhattan Life, Manhattan Life's pension plans and postretirement benefit plans (Note 9) were curtailed in 1998. The effect of the curtailment resulted in no additional recognition of benefit cost and no future fundings to the pension plans. The effect of curtailment on Manhattan Life's postretirement plan was an increase to the postretirement benefit obligation of $333,000.

A table setting forth the funded status and the pension liability included in the Company's Balance Sheets follows:

                                        1998      1997
                                        (000's Omitted)
Actuarial present value
of benefits obligations:
 Accumulated benefit obligation,
 including vested benefits of
 $72,321 and $63,284 for 1998
 and 1997, respectively                 $81,244   $72,935
                                        =======   =======
 Projected benefit obligation           $92,376   $84,764
 Plan assets at fair value               63,066    65,653
                                        -------   -------
 Projected benefit obligation
 higher than plan assets                $29,310   $19,111

                                        =======   =======

Pension liability included in
 "Other liabilities"
   at end of year                       $18,178   $ 6,614

Also, $6,131,000 and $1,240,000 (net of tax) was charged directly to policyholders' equity in 1998 and 1997, respectively, as a result of recognizing an additional minimum pension liability adjustment under Statement of Financial Accounting Standard (SFAS-87) "Employers' Accounting for Pensions", and is included in "Minimum pension liability adjustment" in the Statements of Equity.

The unfunded accumulated benefit obligation (ABO) will vary from year to year as changes in the market value of the plans' assets differs from changes in the ABO. The ABO varies from year to year as the rate used to discount future pension benefits related to the past service of plan participants changes. The discount rate at each valuation date reflects available rates on high quality fixed income investments. The investment strategy for the plans' assets is designed to achieve somewhat higher yields over the long term than would be achieved by investing entirely in high quality fixed income investments. Therefore, the market value of the plans' assets and the ABO do not change in the same amount from year to year. The Company believes that its current funding policy will be adequate to meet all future plan obligations over the long term.

                                           1998      1997
Assumptions used to determine
the status of the plans were:
   Discount rate                           7.00%     7.25%
   Rate of increase in future
      compensation levels                  4.00%     4.25%
   Expected long-term rate of
      return on assets                     8.50%     8.50%

The Company has contributory savings plans for employees meeting certain service requirements which qualify under Section 401(k) of the Internal Revenue Code. These plans allow eligible employees to contribute up to certain prescribed limits of their pre-tax compensation, with the Company matching 50% of the first 6% of participants' contributions. The Company's matching contributions to these Plans were $1,472,000 and $1,280,000 for 1998 and 1997, respectively. The value of the Plans' assets were $59,649,000 and $52,519,000 at December 31, 1998 and 1997, respectively. The assets are held in the Company's deposit fund or under the variable accounts of a group annuity policy sponsored by the Company. At December 31, 1998 and 1997, $18,660,000 and $20,435,000, respectively, was invested in affiliated mutual funds.

NOTE 9 - POSTRETIREMENT BENEFITS

The Company provides certain health care and life insurance benefits for its eligible retired employees. Substantially all of the Company's employees may become eligible for these benefits if they reach normal retirement age while working for the Company.

Information related to the postretirement benefits follows:

                                             1998    1997
                                             (000's Omitted)
Postretirement costs                         $1,143  $1,079
Cash benefits paid                            1,494     995
Employer contributions                        1,231     844
Participant contributions                       140     81

A summary of the accrued postretirement liability included in "Other liabilities" in the Consolidated Balance Sheet as determined by the Plan's actuaries follows:

                                              1998      1997
                                              (000's Omitted)
Postretirement benefit obligation             $20,443   $19,607
Fair value of plan assets                       5,866     6,836
                                              -------   -------
Unfunded status                                14,577    12,771
Unrecognized net gain                           1,949     3,996
Other                                            (346)     (336)
                                              -------   -------
Accrued postretirement liability              $16,180   $16,431
                                              =======   =======

A one percentage point increase in the health care cost trend rate in each year would not materially impact the postretirement benefit obligation, the interest cost and estimated eligibility cost components of the net periodic postretirement benefit cost as of and for the year ended December 31, 1998.

NOTE 10 - FAIR VALUES OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the Balance Sheets for these instruments approximate their fair values.

INVESTMENT SECURITIES: Fair values for bonds and preferred stock are based on quoted market prices, where available. If quoted market prices are not available, fair values are estimated using values obtained from independent securities broker dealers or quoted market prices of comparable instruments. The fair values of common stock in Company sponsored mutual funds are based on quoted market prices and are recognized in "Equity securities available-for-sale at fair value" in the Balance Sheets. The fair values for limited partnerships are based on the quoted market prices of the investments underlying the limited partnership portfolios.

MORTGAGE LOANS: The fair values for commercial and residential mortgages in good standing are estimated using discounted cash flow analysis using interest rates currently being offered for similar loans to borrowers with similar credit ratings in comparison with actual interest rates and maturity dates. Fair values for mortgages with potential loan losses are based on discounted cash flow analysis of the underlying properties. POLICY LOANS: Management is unable to ascertain the estimated life of the policy loan portfolio. Due to the excessive costs which would be incurred to determine this information, management considers the estimation of its fair value to be impracticable. The nature of a policy loan insures that the outstanding loan balance will be fully recoverable because the balance owed to the Company is always equal to or lower than the cash value of the insurance policy owed to the policyholder. Policy loans are stated at their aggregate unpaid balance in the Balance Sheets.

INVESTMENT CONTRACTS: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.


The carrying amounts and fair values of the Company's mortgage loans are as follows:

                                      December 31, 1998   December 31, 1997
                                      Carrying  Fair      Carrying  Fair
                                      Amount    Value     Amount    Value
                                      --------  --------  --------  --------
                                                 (in thousands)
Mortgage loans                        $792,709  $876,287  $745,833  $783,165
                                      ========  ========  ========  ========

The carrying amounts and fair values of the Company's liabilities for investment-type insurance contracts are as follows:

                               December 31, 1998       December 31, 1997
                               Carrying    Fair        Carrying    Fair
                               Amount      Value       Amount      Value
                               ----------  ----------  ----------  ----------
                                                 (in thousands)

Group annuities                $  761,561  $  758,344  $  809,990  $  807,137
Single premium
 deferred annuities               348,094     345,122     354,318     351,494
Single premium
immediate annuities                20,401      23,480      25,864      27,576
Variable annuities                169,574     167,972     175,197     172,917
Supplementary contracts            58,983      55,561      56,472      58,157
Guaranteed interest contracts      17,277      17,293      17,199      17,077
Flexible annuities                 76,553      71,718      32,891      31,592
Other                               5,780       5,780       7,193       7,193
                               ----------  ----------  ----------  ----------
   Total                       $1,484,484  $1,472,622  $1,503,305  $1,497,608
                               ==========  ==========  ==========  ==========

The Company's other insurance contracts are excluded from Statement of Financial Accounting Standard (SFAS-107) "Disclosures about Fair Value of Financial Instruments" disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. Additional data with respect to the carrying value and fair value of the Company's investments is disclosed in Note 2.


NOTE 12 - LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT
          EXPENSES

Activity in the liability for unpaid claims and claim adjustment expense is summarized as follows:

                                                   December 31,
                                                  1998       1997
                                                  --------   --------
                                                   (in thousands)
Balance as of January 1                           $130,687   $121,478

Incurred related to:
Current year                                       119,586    114,706
Prior years                                         (3,931)    (1,185)
                                                  --------   --------
Total incurred                                     115,655    113,521
                                                  --------   --------
Paid related to :
Current year                                        78,748     72,278
Prior years                                         35,265     32,034
                                                  --------   --------
Total paid                                         114,013    104,312
                                                  --------   --------

   Balance as of December 31                      $132,329   $130,687
                                                  ========   ========


The balance in the liability for unpaid claims and claim adjustment expenses is included in "Future policy benefits" and "Policy and contract claims" in the Balance Sheets.

As a result of changes in estimates of insured events in prior years, the provision of claims and claim adjustment expenses decreased by $3,931,000 and $1,185,000 in 1998 and 1997, respectively, due to higher than expected rates of claim terminations. Included in the above balances are reinsurance recoverables of $2,454,000 and $986,000 at 1998 and 1997, respectively.

NOTE 13 - SURPLUS NOTES

On November 1, 1996, Union Central issued $50,000,000 of 8.20% Surplus Notes (Notes). These Notes mature on November 1, 2026 and may not be redeemed prior to maturity. The Notes are unsecured and subordinated to all present and future policy claims, prior claims and senior indebtedness. Subject to prior written approval of the Superintendent of the Ohio Insurance Department, these Notes will pay interest semi-annually on May 1 and November 1. Interest expense of $4,100,000 was incurred in 1998 and 1997, and was recorded as a reduction of "Net investment income" in the Statements of Income. In connection with issuing the Notes, Union Central incurred and capitalized $765,000 of issuance cost. This cost is recorded in "Other assets" in the Balance Sheets. Issuance cost of $25,000 was amortized in 1998 and 1997, and recorded to "Underwriting, acquisition and insurance expense" in the Statements of Income. Additionally, the Notes have an original issue discount of $260,000, which is deducted from the balance of the Notes. Issuance costs and original issue discount will be amortized under the straight-line method over the term of the Notes. Amortization relating to original issue discount of $9,000 was recorded in 1998 and 1997, in "Underwriting, acquisition and insurance expense" in the Statements of Income.

NOTE 14 - IMPACT OF YEAR 2000 (UNAUDITED)

Some of the Company's computer programs were written using two digits rather than four to define the applicable year. As a result, those computer programs have software that may recognize a date using "00" as the year 1900 rather than the year 2000. Computer software incorrectly recognizing a date would cause the Company's computing environment to not function as expected. Among the results could be miscalculations causing disruptions of operations.

The Company is addressing the Year 2000 issue through four steps: assessment, remediation, testing and implementation.

The Company began addressing the Year 2000 issue in 1996 with a complete inventory and assessment of its mainframe systems. As a result of the assessment, the Company divided its mainframe systems into the following groups based on the steps required to address the Year 2000 issue: systems needing remediation, systems needing rewriting, systems needing to be replaced, systems needing to be tested only, and systems needing to be retired. The Company has also performed an assessment of its personal computer (PC)/LAN based systems and analyzed its non-information technology systems such as heating, cooling, lighting, elevators, building security, alarms and phones for Year 2000 compliance.

Remediation of the Company's mainframe systems is complete.
Work on those systems needing replacing are in progress and near completion. The remediation of PC/LAN based systems is also in progress and near completion. Remediation of systems support software is in progress and is near completion. Completion will occur as Year 2000 compliant releases are made available by the Company's vendors.

Regression testing of all remediated and rewritten mainframe systems is complete. Future date testing of all critical systems is underway and is expected to be completed by May 31, 1999. Testing with significant business partners is planned with completion dates no later than June 30, 1999. Testing of PC/LAN based systems is in progress with an expected completion date of June 30, 1999.

The Company's mainframe systems have been regression tested and are in production mode. Full implementation of all systems is scheduled to occur no later than June 30, 1999.

In addition to internal systems, the Company has many relationships with external vendors, suppliers and business partners. The Company has initiated formal communications, including a definition of Year 2000 compliance, with all significant vendors, suppliers and business partners to determine their Year 2000 status. All have stated they are compliant or in the process of becoming compliant. The Company is not aware of any external entity that based on their Year 2000 status would materially impact our ability to provide continuing service to our customers or impact us financially. This is an ongoing process and we will continue to monitor the progress of our important outside vendors and service providers.

Based on the remediation, upgrades, and testing that has been completed so far, management believes that the primary risks are possible individual program failures, not major outages or inability to conduct business. Considerable progress has been made toward total Year 2000 compliance and the major effort remaining is to ensure this by thorough future-date testing. In the unlikely event the Company does not complete any further work, we would expect no major disruption to our ability to conduct business, but would anticipate sporadic errors and system interruptions to occur. However, it is not possible to anticipate all future outcomes, particularly where third parties are involved, and as a result there could be circumstances in which the Company may experience unexpected difficulties relating to the Year 2000.

The internal risk being managed is that there are date problems in systems that have not been found and corrected. The overall contingency plan is to have sufficient time to find and correct any errors. The future date testing that is underway will allow us six to nine months to correct errors found through the testing. Additionally, specific contingent plans are being written for major functions such as financial reporting. Externally we are continuing to monitor the progress of our critical third party vendors and service providers. Our contingency plan is to replace any such relationships should they not achieve and demonstrate Year 2000 compliance by June 30, 1999.

NOTE 15 -  COMPREHENSIVE INCOME

FAS 130 establishes the requirement for the reporting and display of comprehensive income and its components in the financial statements. Comprehensive income is defined by the FASB as all changes in an enterprise's equity during a period other than those resulting from investments by owners and distributions to owners. Comprehensive income includes net income and other comprehensive income, which includes all other non-owner related changes to equity and includes unrealized gains and losses on available-for-sale debt and equity securities and minimum pension liability adjustments. FAS 130 also requires separate presentation of the accumulated balance of other comprehensive income within the equity section of a statement of financial position. The Company has presented the required displays of total comprehensive income and its components, along with the separate presentation of the accumulated balance of other comprehensive income within the Consolidated Statements of Equity.
Following are the FAS 130 disclosures of the related tax effects allocated to each component of other comprehensive income and the accumulated other comprehensive income balances required by FAS 130.

The related federal income tax effects allocated to each component of other comprehensive income are as follows:

                                              Year Ended December 31, 1998
                                              ----------------------------
                                            Before-Tax  Tax          Net-of-Tax
                                            Amount      Benefit      Amount
                                            ---------   ---------    ---------
Unrealized losses on securities:

  Unrealized losses arising during 1998     $(30,429)   $ 10,650     $(19,779)
  Less:  reclassification adjustments
      for gains realized in net income        (5,560)      1,946       (3,614)
                                            ---------   ---------    ---------

   Net unrealized losses                     (35,989)     12,596      (23,393)
                                            ---------   ---------    ---------
Minimum pension liability adjustment          (9,432)      3,301       (6,131)
                                            ---------   ---------   ---------
Other comprehensive income                  $(45,421)   $ 15,897     $(29,524)
                                            =========   =========    =========

                                              Year Ended December 31, 1997
                                              ----------------------------
                                            Before-Tax  Tax(Expense) Net-of-Tax
                                            Amount      Benefit      Amount
                                            ---------   ---------    ---------


Unrealized gains on securities:

   Net unrealized gains                     $ 18,982    $ (6,644)    $ 12,338
                                            ---------   ---------     ---------
Minimum pension liability adjustment          (1,908)        668       (1,240)
                                            ---------   ---------    ---------
Other comprehensive income                  $ 17,074    $ (5,976)    $ 11,098
                                            =========   =========    =========

                       APPENDIX A
-------------------------------------------------------------

              TABLE OF APPLICABLE PERCENTAGES


Attained
Age            Percentage

0-40           250%
 41            243%
 42            236%
 43            229%
 44            222%
 45            215%
 46            209%
 47            203%
 48            197%
 49            191%
 50            185%
 51            178%
 52            171%
 53            164%
 54            157%
 55            150%
 56            146%
 57            142%
 58            138%
 59            134%
 60            130%
 61            128%
 62            126%
 63            124%
 64            122%
 65            120%
 66            119%
 67            118%
 68            117%
 69            116%
 70            115%
 71            113%
 72            111%
 73            109%
 74            107%
75-90          105%
 91            104%
 92            103%
 93            102%
 94            101%
95+            100%

                      APPENDIX B

      UNION CENTRAL DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the name, age, address and principal occupations during the past five years of each of Union Central's directors and executive officers.

Name and Principal             Positions with Depositor
Business Address*              and Background
James M. Anderson              Director, Union Central; President and CEO,
3333 Burnet Avenue             Children's Hospital Medical Center; prior to
Cincinnati, Ohio 45219         1996, Secretary, Access Corporation

Philip G. Barach               Director, Union Central; prior to 1994,
9403 Kenwood Road              Chairman of the Board, U.S. Shoe Corporation
Suite D100
Cincinnati, Ohio 45242

V. Anderson Coombe             Director, Union Central; Chairman of the Board,
2503 Spring Grove Avenue       The Wm. Powell Company
Cincinnati, Ohio 45214

William A. Friedlander         Director, Union Central; Chairman, Bartlett &
36 East Fourth Street          Co.
Cincinnati, Ohio 45202

John H. Jacobs*                Director, President and Chief Operating Officer,
                               Union Central


William G. Kagler              Director, Union Central; former Chairman of the
18 Hampton Court               Board, Swallen's, Inc.; prior to November, 1995,
Cincinnati, Ohio 45208         various executive positions with Skyline Chili,
                               Inc.

Lawrence A. Leser              Director, Union Central; Chairman,
312 Walnut Street              The E. W. Scripps Company; prior to August,
Cincinnati, Ohio 45202         1994, President and CEO, The E.W. Scripps
                               Company

Francis V. Mastrianna, Ph.D.   Director, Union Central; Dean, College of
Slippery Rock University       Information Science and Business Administration,
Slippery Rock, PA 16057        Slippery Rock University of Pennsylvania

Mary D. Nelson, FSA            Director, Union Central; President, Nelson and
105 West Fourth Street         Company
Cincinnati, Ohio 45202

Paul G. Pearson, Ph.D.         Director, Union Central; President Emeritus,
5110 Bonham Road               Miami University; prior to 1993, President,
Oxford, Ohio 45056             Miami University

Thomas E. Petry                Director, Union Central; Former Chairman of the
250 East Fifth Street          Board and CEO, Eagle-Picher Industries, Inc.
Suite 500
Cincinnati, Ohio 45202

Larry R. Pike*                 Chairman and Chief Executive Officer, Union
                               Central

Myrtis H. Powell, Ph.D.        Director, Union Central; Vice President of
Miami University               Student Affairs, Miami University
113 Warfield Hall
Oxford, Ohio 45056

Dudley S. Taft                 Director, Union Central; President, Taft
312 Walnut Street              Broadcasting Company
Suite 3550
Cincinnati, Ohio 45202

John M. Tew, Jr., M.D.         Director, Union Central; Professor and Chairman,
506 Oak Street                 Department of Neurosurgery, University of
Cincinnati, Ohio  45219        Cincinnati Medical Center, and Member, Mayfield
                               Clinic

Stephen R. Hatcher*            Executive Vice President and Chief Financial
                               Officer, Union Central

John H. Jacobs*                President and Chief Operating Officer, Union
                               Central

Dale D. Johnson*               Senior Vice President, Union Central

Gerald A. Lockwood*            Senior Vice President and Corporate Actuary,
                               Union Central

David F. Westerbeck*           Senior Vice President, General Counsel and
                               Secretary, Union Central

__________
* The principal business address of the person designated is 1876 Waycross Road, Cincinnati, Ohio 45240.

APPENDIX I FOR CROSS REFERENCING INFORMATION

Included here in the Prospectus booklet is a prospectus for the CARILLON FUND, INC.

Cross reference the Prospectus in EDGAR filing for CARILLON
FUND, INC. as follows:

Accession No.   0000743773-99-000013

APPENDIX II FOR CROSS REFERENCING INFORMATION

Included here in the Prospectus booklet is a prospectus for the MFS EMERGING GROWTH SERIES, MFS GROWTH WITH INCOME SERIES, THE
MFS HIGH INCOME SERIES AND THE TOTAL RETURN SERIES which are three series of the MFS Variable Insurance Trust.

Cross reference the Prospectus in EDGAR filing for MFS VARIABLE
INSURANCE TRUST as follows:

Accession No.   0001029869-99-000498

APPENDIX III FOR CROSS REFERENCING INFORMATION

Included here in the Prospectus booklet is a prospectus for the SCUDDER MONEY MARKET PORTFOLIO, SCUDDER CAPITAL GROWTH PORTFOLIO and SCUDDER INTERNATIONAL PORTFOLIO, which are portfolios of the Scudder Variable Life Investment Fund.

Cross reference the Prospectus for SCUDDER VARIABLE LIFE
INVESTMENT FUND as filed with the SEC via EDGAR:

Accession No. 0000088053-99-000488

APPENDIX IV FOR CROSS REFERENCING INFORMATION

Included here in the Prospectus booklet is a prospectus for the AMERICAN CENTURY VP CAPITAL APPRECIATION, a portfolio of
American Century Variable Portfolios, Inc.

Cross reference the prospectus for AMERICAN CENTURY VARIABLE
PORTFOLIOS, INC. as filed with the SEC via EDGAR:

Accession No. 0000814680-99-000006


APPENDIX V FOR CROSS REFERENCING INFORMATION

Included here in the Prospectus booklet is a prospectus for the TEMPLETON INTERNATIONAL FUND, a portfolio of Templeton Variable
Products Series Fund

Cross reference the prospectus for TEMPLETON VARIABLE PRODUCTS
SERIES FUND as filed with the SEC via EDGAR:

Accession No. 0000829959-99-000022

(back cover of the "bundled" prospectus)
(the following is centered at the bottom third of the page)

Union Central (logo)
Insurance and Investments


At Union Central, being RELIABLE FOR GENERATIONS (SM) IS MORE
THAN A SLOGAN.  IT IS OUR MISSION.

Securities products offered through registered representatives of Carillon Investments, Inc., a subsidiary of The Union Central
Life Insurance Company, P.O. Box 40409, Cincinnati, Ohio 45240-0409,
(800) 999-1840.



UC 2304 5/99
(c) 1999 - The Union Central Life Insurance Company
           1876 Waycross Road, Cincinnati, Ohio 45240
           (513) 595-2200, www.unioncentral.com
(end of back cover)